AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON August 28, 2003

                                                           File No. 033-42484
                                                           File No. 811-06400
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                      POST-EFFECTIVE AMENDMENT NO. [67] /X/
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                             AMENDMENT NO. [68] /X/

                         THE ADVISORS' INNER CIRCLE FUND
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
                           ---------------------------
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (800) 932-7781
                                                           --------------
                                 James R. Foggo
                               C/o SEI Corporation
                            Oaks, Pennsylvania 19456
                     (Name and Address of Agent for Service)

                                   Copies to:

Richard W. Grant, Esquire                          Thomas P. Lemke, Esquire
Morgan, Lewis & Bockius LLP                        Morgan, Lewis & Bockius LLP
1701 Market Street                                 1111 Pennsylvania Avenue, NW
Philadelphia, Pennsylvania 19103                   Washington, DC 20004

    It is proposed that this filing become effective (check appropriate box)
    -----------------------------------------------------------------------

          /X/ Immediately upon filing pursuant to paragraph (b)
          / / On [date] pursuant to paragraph (b)
          / / 60 days after filing pursuant to paragraph (a)(1)
          / / 75 days after filing pursuant to paragraph (a)(2)
          / / on [date] pursuant to paragraph (a) of Rule 485
          -------------------------------------------------------

                            Cambiar Opportunity Fund
                        Cambiar International Equity Fund
                      Institutional Class Shares Prospectus
                                September 1, 2003
                         The Advisors' Inner Circle Fund



                                 [LOGO OMITTED]

                             MANAGER FOR ALL SEASONS




                 The Securities and Exchange Commission has not
             approved or disapproved these securities or passed upon
                  the adequacy or accuracy of this prospectus.
            Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


CAMBIAR OPPORTUNITY FUND................................................   1

    WHAT ARE THE FUND'S OBJECTIVES? ....................................   1
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ...............   1
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ...............................   2
    HOW HAS THE FUND PERFORMED? ........................................   2
    WHAT ARE THE FUND'S FEES AND EXPENSES? .............................   3

CAMBIAR INTERNATIONAL EQUITY FUND.......................................   5

    WHAT ARE THE FUND'S OBJECTIVES? ....................................   5
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ...............   5
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ...............................   6
    HOW HAS THE FUND PERFORMED? ........................................   7
    WHAT ARE THE FUND'S FEES AND EXPENSES? .............................   8

INVESTING WITH THE FUNDS................................................  10


    BUYING SHARES ......................................................  10
    REDEEMING SHARES ...................................................  11
    EXCHANGING SHARES ..................................................  12
    TRANSACTION POLICIES ...............................................  12

    ACCOUNT POLICIES ...................................................  16

ADDITIONAL INFORMATION ABOUT THE FUNDS..................................  18

    OTHER INVESTMENT PRACTICES AND STRATEGIES ..........................  18
    INVESTMENT MANAGEMENT ..............................................  19
    SHAREHOLDER SERVICING ARRANGEMENTS .................................  20

FINANCIAL HIGHLIGHTS....................................................  22

CAMBIAR OPPORTUNITY FUND


WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

     The fund seeks capital growth and preservation by investing primarily in common stocks. The fund seeks to provide above-average performance in both rising and falling market periods by investing in stocks that have limited downside risk and positive upside potential. The fund may change its investment objectives without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     Normally, the fund invests at least 65% of its net assets in common stocks of companies that are relatively large in terms of revenues and assets, and with market capitalizations over $1 billion at the time of purchase.

     The adviser's investment professionals work as a team to develop investment ideas by analyzing company and industry statements, monitoring Wall Street and other research sources and interviewing company management. The adviser also evaluates economic conditions and fiscal and monetary policies. The adviser's approach focuses first on individual stocks and then on industries or sectors. The adviser does not attempt to time the market. The adviser tries to select quality companies:

     o  Possessing  above-average financial  characteristics.

     o  Having seasoned management.

     o  Enjoying product or market advantages.

     o Whose stock is selling at a low relative historical valuation based on ratios such as price-to-earnings, price-to-book, price-to-sales and price-to-cash flow.

     o Experiencing positive developments not yet recognized by the markets, such as positive changes in management, improved margins, corporate restructuring or new products.

     o  Possessing significant appreciation potential within 12 to 18 months.

     The adviser may sell a stock because:

     o  It realizes positive developments and achieves its target price.

     o  It experiences exaggerated price moves relative to actual developments.

     o  It becomes overweighted in the portfolio.

     o  It experiences deteriorating/change in fundamentals.


     Due to its investment strategy, the fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds Trust Cambiar Opportunity Portfolio (the "Predecessor Opportunity Fund"). The Predecessor Opportunity Fund was managed by the adviser who currently manages the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Opportunity Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and the Predecessor Opportunity Fund has varied from year to year. The average annual return table compares the average annual returns of the fund and the Predecessor Opportunity Fund to those of a broad-based securities market index. Returns are based on past performance and are not an indication of future performance.

CALENDAR YEAR RETURNS

[BAR GRAPH OMITTED, PLOT POINTS FOLLOWS]

  1999         38.64%
  2000          8.62%
  2001          2.77%
  2002        -16.22%


     During the periods shown in the chart for the fund and the Predecessor Opportunity Fund, the highest return for a quarter was 26.02% (quarter ending 12/31/99) and the lowest return for a quarter was -16.63% (quarter ending 9/30/02). The fund's total return from 1/1/03 to 6/30/03 was 13.73%.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

                                                                         Since
                                                             1 Year     6/30/98*
--------------------------------------------------------------------------------
      Cambiar Opportunity Fund Returns Before Taxes         -16.22%       8.36%
--------------------------------------------------------------------------------
      Cambiar Opportunity Fund Returns After
        Taxes on Distributions**                            -16.29%       5.94%
--------------------------------------------------------------------------------
      Cambiar Opportunity Fund Returns on Distributions
        and Sale of Fund Shares**                            -9.96%       5.78%
--------------------------------------------------------------------------------
      S&P 500 Index (reflects no deduction for fees,
        expenses or taxes)+                                 -22.10%      -4.18%

      *Commencement of operations. Index comparisons begin on June 30, 1998.

     **After-tax returns are calculated using the historical highest-federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      +S&P 500 Index is an unmanaged index comprised of stocks representing major market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares or to reinvest dividends.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     The  fund's  annual  operating  expenses  are  deducted  from fund  assets.
     Therefore,   shareholders   indirectly  pay  the  fund's  annual  operating
     expenses, as described below.


        Management Fees                                                    1.00%
--------------------------------------------------------------------------------
        Other Expenses                                                     1.13%
--------------------------------------------------------------------------------
        Total Annual Fund Operating Expenses*                              2.13%

     * The adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding the amount shown below. The adviser may discontinue all or part of this waiver at any time. With this fee waiver, the fund's actual total annual operating expenses for the most recent fiscal year were as follows:

      Cambiar Opportunity Fund      1.30%

     Other Expenses include amounts related to any expense offset arrangement the Predecessor Opportunity Fund had that reduced its custodial fee based on the amount of cash the fund maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above. Further, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, the fund's expenses generally may be reduced, which in turn may reduce the cost to the adviser of its voluntary expense limit.


EXAMPLE
     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year                 3 Years               5 Years             10 Years
--------------------------------------------------------------------------------
       $216                    $667                 $1,144              $2,462

CAMBIAR INTERNATIONAL EQUITY FUND


WHAT ARE THE FUND'S OBJECTIVES?
--------------------------------------------------------------------------------

     The fund seeks to provide long-term capital appreciation through the process of identifying undervalued companies in business areas where fundamentals may be improving or are strong. The fund may change its investment objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The International Equity Fund normally seeks to achieve its goal by investing at least 80% of its net assets in equity securities. The Fund may not change its policy to invest at least 80% of its net assets in equity securities without 60 days' written notice to shareholders. The adviser focuses predominantly in medium to larger market capitalization equity securities of non-U.S. companies, foreign companies with U.S.-only listings and some U.S. corporations where the preponderance of business activity lies outside the U.S. The majority of these companies operate in "established" markets; however, when opportunities warrant, the adviser may invest to a lesser extent in "emerging" market companies. In many circumstances, the fund purchases American Depositary Receipt listings ("ADRs") of foreign companies on U.S. exchanges, rather than foreign shares on foreign exchanges, to facilitate greater liquidity and lower custodial expenses.

     The adviser's primary analysis criteria is active individual company selection based on the relative merits and valuation of the underlying corporate entity. The adviser employs a relative value approach, whereby it searches for companies trading at the low end of historic and sectoral valuation ranges, with a strong market position or product franchise and good overall financial condition. The adviser's selection and screening criteria are extremely qualitative, and the adviser makes little attempt to time market or sector movements. The following are typical factors the adviser considers when purchasing stocks:

     o  Low P/E multiple relative to historic norms and peer group.

     o  Low cash flow multiple relative to historic norms and peer group.

     o  New  product  and/or   restructuring   potential   under-appreciated  by
        marketplace.

     o Sudden stock price decline caused by flight of "momentum investors" with little change in fundamentals.

     o Excessive investor pessimism in relation to overall outlook for company over medium to longer term.

     The adviser also utilizes active country selection, as a secondary selection criteria, which is overlaid on the bottom-up criteria described above. The adviser's country allocation does not seek to replicate any particular index's country allocation by global capitalization or regional capitalization. However, the adviser seeks to avoid specific countries where it is deemed that there exists a high likelihood of economic and financial turbulence due to poor or worsening economic fundamentals, and may seek larger positions in countries where specific economic risk factors are overestimated by the marketplace, causing depressed valuations. A similar approach will be used with regard to overweighting or underweighting specific industrial sectors by country.
     The adviser will tend to hold securities for longer periods of time. Positions held will be carefully re-examined when, for example:
     o The stock has realized its price target.
     o Exaggerated  price moves  relative to actual  developments.
     o There is a material change in company fundamentals or market conditions.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     When the fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and European Depositary Receipts ("EDRs") are alternatives to directly pur-chasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

     Undervalued companies may have experienced adverse business developments or other events that have caused their stocks to be out of favor. If the adviser's assessment of the company is wrong, or if the market does not recognize the value of the company, the price of its stock may fail to meet expectations and the fund's share price may suffer. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------


     Effective September 9, 2002, the fund became the successor to the Cambiar International Equity Trust (the "Predecessor International Fund"), an unregistered, similarly managed fund. The Predecessor International Fund was managed by the same adviser who currently manages the fund and had identical investment objectives and strategies. The performance shown in the following bar chart and performance table represent the performance of the Predecessor International Fund for periods prior to September 9, 2002, adjusted to reflect current expenses for the fund. The Predecessor International Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the fund. If it had been, the Predecessor International Fund's performance may have been lower.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and the Predecessor International Fund has varied from year to year. The average annual return table compares the average annual returns of the fund and the Predecessor International Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

CALENDAR YEAR RETURNS

[BAR GRAPH OMITTED, PLOT POINTS FOLLOWS]

1998             4.21%
1999            70.81%
2000            18.75%
2001           -16.53%
2002           -13.96%



     During the periods shown in the chart for the fund and the Predecessor International Fund, the highest return for a quarter was 43.43% (quarter ending 12/31/99) and the lowest return for a quarter was -25.98% (quarter ending 9/30/02). The fund's total return from 1/1/03 to 6/30/03 was 9.29%.



AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

                                                                                                                     Since
                                                                                 1 Year            5 Year          Inception*
------------------------------------------------------------------------------------------------------------------------------------
      Cambiar International Equity Fund Return
        Before Taxes                                                           -13.96%             8.70%               7.10%
------------------------------------------------------------------------------------------------------------------------------------
      Cambiar International Equity Fund Return
        After Taxes on Distributions+                                          -13.96%             8.70%               7.10%
------------------------------------------------------------------------------------------------------------------------------------
      Cambiar International Equity Fund Return
        After Taxes on Distributions and Sale of
        Fund Shares+                                                            -8.57%             7.18%               5.84%
------------------------------------------------------------------------------------------------------------------------------------
      Morgan Stanley Capital International EAFE Index**
        (reflects no deductions for fees, expenses or
        taxes)                                                                 -15.94%            -2.89%              -3.21%
------------------------------------------------------------------------------------------------------------------------------------

     *  The fund's  inception date is September 9, 2002.  The inception of the  Predecessor  International  Fund is
        September 2, 1997. Index comparisons begin on August 31, 1997.

     ** Morgan Stanley Capital International EAFE Index is an unmanaged index which measures the arithmetic, market value-weight  averages of the performance of over 900 securities listed on the stock exchanges of countries of Europe, Australia and the Far East.

     +  It is not possible to calculate  after-tax  returns for periods before the fund's  registration as a mutual fund and they are, therefore,  unavailable until the fund has a full calendar year of performance operating as a mutual fund.


WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------

     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FeES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


     The fund may charge a redemption fee that would be paid directly from your investment. Shareholders may pay a redemption fee when they redeem shares held for less than ninety days. For more information, see "Redemption Fee" in the Section on "Transaction Policies."

SHAREHOLDER TRANSACTIONS FEES
--------------------------------------------------------------------------------
     Redemption Fee (as a percentage of amount redeemed)             2.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
     The  fund's  annual  operating  expenses  are  deducted  from fund  assets.
     Therefore,   shareholders   indirectly  pay  the  fund's  annual  operating
     expenses, as described below.


        Management Fees                                                    1.00%
--------------------------------------------------------------------------------
        Other Expenses                                                     2.02%
--------------------------------------------------------------------------------
        Total Annual Fund Operating Expenses*                              3.02%

     * The adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding the amount shown below. The adviser may discontinue all or part of this waiver at any time. With this fee waiver, the fund's actual total annual operating expenses for the most recent fiscal year were as follows:


      Cambiar International Equity Fund     1.75%


        Further, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, a fund's expenses generally may be reduced, which in turn may reduce the cost to the adviser of its voluntary expense limit.


EXAMPLE
     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year                3 Years              5 Years                10 Years
--------------------------------------------------------------------------------
       $305                   $933                $1,587                 $3,337

  INVESTING WITH THE FUNDS



BUYING SHARES
--------------------------------------------------------------------------------
     All investments must be made by check or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The funds do not accept purchases made by credit card check.

FOREIGN INVESTORS

     The funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the funds subject to the satisfaction of enhanced due diligence.

BY MAIL
     You can open an account with a fund by sending a check and your account application to the address below. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the funds. Be sure your check identifies clearly your name, your account number and the name of the fund.


     REGULAR MAIL ADDRESS
     The Cambiar Funds
     PO Box 219009
     Kansas City, MO 64121

     EXPRESS MAIL ADDRESS
     The Cambiar Funds
     330 West 9th Street
     Kansas City, MO 64105

BY WIRE
     To open an account by wire, first call 866-777-8227 for an account number and wire control number. Next, send your completed account application to the funds. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 866-777-8227 to get a wire control number and wire your money to the funds.

     WIRING INSTRUCTIONS
     United Missouri Bank
     ABA # 101000695
     The Advisors' Inner Circle Fund
     DDA Acct. # 9871063178
     Ref: fund name/account number/
     account name/wire control number

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)
     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the funds. To cancel or change a plan, write to the funds at The Cambiar Funds, PO Box 219009, Kansas City, MO 64121 (Express Mail
     Address: 330 West 9th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS
     You can open an account with a fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
     IRAs). You can buy additional shares for as little as $100.

FUND CODES
     Each fund's reference information, which is listed below, will be helpful to you when you contact the funds to purchase or exchange shares, check daily net asset value per share (NAV) or get additional information.

                                    Trading                            Fund
     Fund Name                      Symbol           CUSIP             Code
--------------------------------------------------------------------------------

     Opportunity Fund                CAMOX         00758M261           1262
     International Equity Fund        N/A          00758M139           1269

REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL
     You may contact the funds directly by mail at The Cambiar Funds, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Send a letter to the funds signed by all registered parties on the account specifying:

     o  The fund name(s);

     o  The account number;
     o  The dollar amount or number of shares you wish to redeem;
     o  The  account  name(s);  and
     o  The address to which redemption (sale) proceeds should be sent.

     All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.

     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) or call 866-777-8227 if you need more information.

BY TELEPHONE
     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

     Call 866-777-8227 to redeem your shares. Based on your instructions, the funds will mail your proceeds to you or wire them to your bank.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)
     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the funds.

EXCHANGING SHARES
--------------------------------------------------------------------------------
     At no charge, you may exchange shares of one Cambiar Fund for shares of another Cambiar Fund by writing to or calling the funds. You may only exchange shares between accounts with identical registrations (I.E., the same names and addresses).

TRANSACTION POLICIES
--------------------------------------------------------------------------------


CALCULATING YOUR SHARE PRICE
     You may buy, sell or exchange shares of either funds on each day the New York Stock Exchange is open at a price equal to the fund's NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Therefore, to receive the NAV on any given day, the funds must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.


     Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of the funds may change on days when you are unable to purchase or redeem shares.


     Each fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The funds use current market prices to value their investments. However, the funds may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The funds will determine an investment's fair value according to methods established by the Board of Trustees of The Advisors' Inner Circle Fund (the "Board"). The funds value debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The funds may use a Board-approved pricing service to value some of their assets.

FUND POLICIES ON CUSTOMER IDENTIFICATION AND VERIFICATION
     To help the government fight the funding of terrorism and money laundering activities, Federal Law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

     The funds are required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, the funds are required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the funds shall have no obligation with respect to the terms of any such document.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the funds (e.g. 72 hours), which may change from time to time, your application will be rejected.

     Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

     However, the funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the funds (e.g. 96 hours), which may change from time to time. If the funds are unable to verify your identity, the funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax implications.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY
     You may buy or sell shares of the funds through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the funds on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the funds by the time the funds' shares are priced on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.


IN-KIND TRANSACTIONS
     Under certain conditions and at the funds' discretion, you may pay for shares of the funds with securities instead of cash. In addition, the funds may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. In the event shares are redeemed in-kind, investors may bear additional transaction costs and market risks until the securities are converted into cash.

REDEMPTION FEE
     The International Equity Fund will deduct a 2.00% redemption fee from the redemption proceeds of any shareholder redeeming shares of the fund held for less than ninety days. In determining how long shares of the fund have been held, the fund assumes that shares held by the investor the longest period of time will be redeemed first.

     The fund will retain the fee for the benefit of the remaining shareholders. The fund charges the redemption fee to help minimize the impact the redemption may have on the performance of the fund, to facilitate fund management and to offset certain transaction costs and other expenses the fund incurs because of the redemption. The fund also charges the redemption fee to discourage market timing by those shareholders initiating redemptions to take advantage of short-term market movements. From time to time, the fund may waive or modify the redemption fee for certain categories of investors.

PAYMENT OF REDEMPTION PROCEEDS
     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The funds will pay for all shares redeemed within seven days after they receive a redemption request in proper form.


     The funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the funds may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check or bank check.


TELEPHONE TRANSACTIONS
     The funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The funds will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUNDS

PURCHASES
     At any time and without notice, the funds may:

     o  Stop offering shares;

     o  Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The funds will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transactions, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEMPTIONS
     At any time and without notice, the funds may change or eliminate any of the redemption methods described, except redemption by mail. The funds may suspend your right to redeem if:

     o  Trading on the New York Stock Exchange is restricted or halted; or

     o The Securities and Exchange Commission allows the funds to delay redemptions.

EXCHANGES
     The funds may:

     o Modify or cancel the exchange program at any time on 60 days written notice to shareholders;

     o  Reject any request for an exchange; or


     o Limit or cancel a shareholder's exchange privilege, expecially when an investor is engaged in a pattern of excessive trading

ACCOUNT POLICIES
--------------------------------------------------------------------------------

FUND ANTI-MONEY LAUNDERING PROGRAM
     Customer identification and verification is part of the fund's overall obligation to deter money laundering under Federal Law. The funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the funds from being used for money laundering or the financing of terrorist activities. In this regard, the funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the funds or in cases when the funds are requested or compelled to do so by governmental or law enforcement authority.


SMALL ACCOUNTS
     The funds may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares-Minimum Investments" for minimum initial investment amounts.) This provision does not apply:

     o  To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

     The funds will notify you before liquidating your account and allow you 60 days to increase the value of your account.

DISTRIBUTIONS
     Normally, each fund distributes its net investment income quarterly and its net capital gains at least once a year. The funds will automatically reinvest dividends and distributions in additional shares of a fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES
     The following is a summary of the federal income tax consequences of investing in the funds. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the funds.

TAXES ON DISTRIBUTIONS
     At least annually, each fund will distribute substantially all of its net investment income and its net realized capital gains, if any. Distributions of the funds will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the funds held their investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year the funds will send you a statement showing the types and total amount of distributions you received during the previous year.


     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 866-777-8227 to find out when the funds expect to make a distribution to shareholders.

     Each sale or exchange of shares of the funds may be a taxable event. For tax purposes, an exchange of shares of one Cambiar Fund for another is the same as a sale.

     A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

     More information about taxes is in the Statement of Additional Information.

     If the funds invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest the funds received from sources in foreign countries. The funds may elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax.

  ADDITIONAL INFORMATION ABOUT THE FUNDS


OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, each fund may use the investment strategies described below. Each fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the funds' investment practices and risks, you should read the SAI.

DERIVATIVES
     The funds may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the funds' gains or losses. There are various factors that affect each fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the funds buy or sell. The funds could be negatively affected if the change in market value of their securities fails to correlate perfectly with the values of the derivatives they purchased or sold.

SHORT-TERM INVESTING
     The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, each fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the funds' principal investment strategies, and may prevent the funds from achieving their investment objectives. The funds will use a temporary strategy if the adviser believes that pursuing the funds' investment objectives will subject them to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities may also temporarily deviate from the policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

     When the adviser pursues a temporary defensive strategy, the funds may not profit from favorable developments that it would have otherwise profited from if they were pursuing their normal strategies.

INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------


INVESTMENT ADVISER
     Cambiar Investors LLC, ("Cambiar") a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206, is the investment adviser to each of the funds. Cambiar manages and supervises the investment of each fund's assets on a discretionary basis.

     Cambiar has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1973.

     The adviser has voluntarily agreed to limit the total expenses of the funds (excluding interest, taxes, brokerage commissions and extraordinary expenses) to the amounts listed, as a percentage of average net assets, in the table below. To maintain these expense limits, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the funds. The adviser intends to continue its expense limitations until further notice, but may discontinue them at any time. The table also lists the amount the funds paid the adviser during the most recent fiscal year, as a percentage of its average net assets.



                                                        Opportunity     International
                                                           Fund          Equity Fund
--------------------------------------------------------------------------------------
     Contractual Management Fees                             1.00%          1.00%
--------------------------------------------------------------------------------------
     Expense Limits                                          1.30%          1.75%
--------------------------------------------------------------------------------------
     Advisory Fees Paid for During Most Recent Fiscal Year   0.17%          0.00%
--------------------------------------------------------------------------------------


PORTFOLIO MANAGERS
     Brian Barish, President and Director of Research, is responsible for the day-to-day management of the International Equity Fund. He was responsible for launching the Predecessor International Fund in September 1997 and has been with Cambiar since February 1997.
     A team of investment professionals of the adviser, headed by Mr. Barish, is primarily responsible for the day-to-day management of the Opportunity Fund.

SHAREHOLDER SERVICING ARRANGEMENTS
--------------------------------------------------------------------------------

     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the funds or their service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the funds that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the funds. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the funds or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The funds may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The funds do not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     The adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the funds. The adviser may also pay its affiliated companies for distribution and marketing services performed with respect to the funds.

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                                       21

  FINANCIAL HIGHLIGHTS



     The financial highlights table is intended to help you understand the financial performance of the funds for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the funds assuming all dividends and distributions were reinvested. The information below relates to Cambiar Opportunity Fund, the Predecessor Opportunity Fund, and the Cambiar International Equity Fund. On June 24, 2002, The Advisors' Inner Circle Fund Cambiar Opportunity Fund acquired all of the assets of the Predecessor Opportunity Fund. PricewaterhouseCoopers LLP, an independent public accountant, has audited the funds' information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the funds, which is available upon request by calling the funds at 866-777-8227.

                                                                                                            June 30, 1998*
                                                                          Year Ended April 30,                    to
     Opportunity Fund                                    2003(1)           2002          2001            2000  April 30, 1999
------------------------------------------------------------------------------------------------------------------------------------

     Net Asset Value, Beginning
       of Period                                        $  12.84       $  13.29      $  14.13        $  12.29       $   10.00
                                                        --------       --------      --------        --------       ---------
     Income (Loss) from Investment
       Operations:
     Net Investment Income                                  0.06           0.01          0.11              --            0.04
     Net Realized and Unrealized
       Gain (Loss)                                        (1.90)       (0.45)++          1.93            2.78            2.29
                                                        --------       --------      --------        --------       ---------
          Total From Investment
            Operations                                    (1.84)         (0.44)          2.04            2.78            2.33
     Distributions:
     Net Investment Income                                (0.04)         (0.01)        (0.08)              --          (0.04)
     Net Realized Gain                                        --       (0.00)2+        (2.71)          (0.87)              --
     Return of Capital                                        --       (0.00)2+        (0.09)          (0.07)              --
                                                        --------       --------      --------        --------       ---------
          Total Distributions                             (0.04)         (0.01)        (2.88)          (0.94)          (0.04)
                                                        --------       --------      --------        --------       ---------
     Net Asset Value, End of Period                     $  10.96       $  12.84      $  13.29        $  14.13       $   12.29
                                                        ========       ========      ========        ========       =========
     Total Return+                                      (14.31)%        (3.32)%        15.63%          23.26%       23.44%***
                                                        ========       ========      ========        ========       =========
     Ratios and Supplemental Data
     Net Assets, End of Period
       (Thousands)                                      $23,622        $ 38,627      $  6,011        $  4,075       $   2,389
     Ratio of Expenses to Average
       Net Assets                                          1.30%          1.30%         1.30%           1.31%         1.31%**
     Ratio of Expenses to Average
       Net Assets (Excluding Waivers)                      2.13%          2.12%         3.91%           5.50%           8.45%
     Ratio of Net Investment
       Income to Average Net Assets                        0.49%          0.06%         0.49%           0.01%         0.42%**
     Portfolio Turnover Rate                                118%            47%           96%             95%             78%

      * Commencement of Operations
     ** Annualized
    *** Not Annualized
      + Total  Return would have been lower had certain  expenses not been waived and assumed by the adviser  during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund  distributions or the redemption of fund shares.
     2+ Amount represents less than $0.01 per share.
     ++ The amount shown for a share  outstanding  throughout the period does not accord with the aggregate net gains on investments  for that period,  because of the timing of sales and  repurchases of the fund shares in relation to fluctuating market value of the investments of the fund.
    (1) On June 24,  2002,  the  Advisors'  Inner Circle Fund Cambiar Opportunity  Fund  acquired the assets of the UAM
        Cambiar Opportunity  Portfolio,  a series of UAM Funds Trust. The operations of the Advisors' Inner Circle Fund
        Cambiar  Opportunity  Fund  prior to the  acquisition  were  those of the  Predecessor  Fund,  the UAM  Cambiar
        Opportunity Portfolio.

      Amounts designated as "--" are either $0 or have been rounded to $0.

                                                             September 9, 2002* to
     International Equity Fund                                   April 30, 2003
---------------------------------------------------------------------------------------
     Net Asset Value, Beginning of Period                          $    14.55
                                                                   ----------
     Income (Loss) from Investment Operations:
       Net Investment Income                                             0.09
       Net Realized and Unrealized Loss                                (1.12)
                                                                   ----------
          Total From Investment Operations                             (1.03)
                                                                   ----------
     Net Asset Value, End of Period                                $    13.52
                                                                   ==========
          Total Return+                                            (7.08)%***
                                                                   ==========
     Ratios and Supplemental Data
       Net Assets, End of Period (Thousands)                       $   13,860
       Ratio of Expenses to Average Net Assets                        1.75%**
       Ratio of Expenses to Average Net Assets (Excluding Waivers)    3.02%**
       Ratio of Net Investment Income to Average Net Assets           1.07%**
       Portfolio Turnover Rate                                            95%

       * Commencement of Operations
      ** Annualized
     *** Not Annualized
       + Total Return would have been lower had certain expenses not been waived and assumed by the adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  [BLANK PAGE]

THE CAMBIAR FUNDS

     Investors who want more information about the funds should read the funds' annual/semi-annual reports and the funds' statement of additional information. The annual/semi-annual reports of the funds provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the funds during the last fiscal year. The statement of additional information contains additional detailed information about the funds and is incorporated by reference into (legally part of) this prospectus.

     Investors can receive free copies of the statement of additional information, shareholder reports, the funds' privacy policy and other information about the funds or the predecessor funds and can make shareholder inquiries by writing to or calling:

                                The Cambiar Funds
                                  PO Box 219009
                              Kansas City, MO 64121
                            (Toll free) 866-777-8227

     You can review and copy information about the funds (including the statement of additional information) at the Securities and Exchange
     Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at HTTP://WWW.SEC.GOV. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company Act of 1940 file number: 811-06400.



     CMB-PS-001-0200




                                                                  [LOGO OMITTED]

                         THE ADVISORS' INNER CIRCLE FUND

                    CHICAGO ASSET MANAGEMENT VALUE PORTFOLIO

INSTITUTIONAL CLASS SHARES PROSPECTUS                          SEPTEMBER 1, 2003



                                          INVESTMENT ADVISER:

                                          CHICAGO ASSET MANAGEMENT COMPANY

  TheSecurities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
           Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY...............................................................   1

    WHAT IS THE FUND'S OBJECTIVE? .........................................   1
    WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES? ..................   1
    WHAT ARE THE FUND'S PRINCIPAL RISKS? ..................................   2
    HOW HAS THE FUND PERFORMED? ...........................................   2
    WHAT ARE THE FUND'S FEES AND EXPENSES? ................................   4

INVESTING WITH THE FUND....................................................   5


    BUYING SHARES .........................................................   5
    REDEEMING SHARES ......................................................   6
    TRANSACTION POLICIES ..................................................   7
    ACCOUNT POLICIES ......................................................  11

ADDITIONAL INFORMATION ABOUT THE FUND......................................  13

    OTHER INVESTMENT PRACTICES AND STRATEGIES .............................  13
    INVESTMENT MANAGEMENT .................................................  14
    SHAREHOLDER SERVICING ARRANGEMENTS ....................................  14

FINANCIAL HIGHLIGHTS.......................................................  16

FUND SUMMARY

WHAT IS THE FUND'S OBJECTIVE?
--------------------------------------------------------------------------------

     The fund seeks capital appreciation by investing primarily in the common stock of large companies. The fund may change its objective without shareholder approval.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?
--------------------------------------------------------------------------------

     The fund invests primarily (at least 80% of its net assets) in common stocks of companies with large market capitalizations (typically over $1 billion at the time of purchase). The fund seeks to outperform the market by identifying attractive stocks, but not by attempting to time the market (I.E., trying to take advantage of shifts in the overall direction of the market). The fund seeks to outperform the market by investing primarily in established, high-quality companies whose stocks are selling at attractive prices due to short-term market misperceptions.

     The fund generally attempts to similarly weight each of the equity securities it holds. The adviser regularly monitors the market value of each security the fund holds and will buy or sell shares of a particular security depending on whether the portion of the fund represented by that security decreases or increases.

     The adviser's investment philosophy and process is qualitative rather than quantitative. The adviser:

     o Focuses on individual stocks rather than industry groups or sectors or on trying to forecast the overall strength of the stock market. The adviser looks for companies that are market leaders with sound balance sheets and capable, experienced management.

     o Tries to invest in stocks that the market has priced below their true value because of a failure to recognize the potential of the stock or value of the company.

     o Seeks out-of-favor companies that it believes present strong long-term opportunities. The adviser believes the market overreacts to temporary bad news. By closely monitoring research analysts, market commentators and others and then evaluating the impact of their opinions on stock prices, the adviser attempts to determine whether the market has properly valued a particular stock.

     The adviser generally sells a stock:

     o  When it reaches the price objective the adviser has set for the stock.

     o If the fundamental business operation or financial stability of the company turns negative.

WHAT ARE THE FUND'S PRINCIPAL RISKS?
--------------------------------------------------------------------------------

     As with all mutual funds, at any time, your investment in the fund may be worth more or less than the price that you originally paid for it. There is also a possibility that the fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the adviser did not implement its strategy properly. The fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the fund.

     As with all equity funds, the risks that could affect the value of the fund's shares and the total return on your investment include the possibility that the equity securities held by the fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

     Since the adviser selects securities for the fund using a value oriented approach, the fund takes on the risks that are associated with a value oriented investment approach. Value oriented mutual funds may not perform as well as certain other types of mutual funds using different approaches during periods when value investing is out of favor.

HOW HAS THE FUND PERFORMED?
--------------------------------------------------------------------------------

     Effective June 24, 2002, the fund became the successor to a separate mutual fund, the UAM Funds Trust Chicago Asset Management Value/ Contrarian Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by the same employees of the adviser who currently manage the fund, had identical investment objectives and strategies and was subject to substantially similar fees and expenses. The performance shown in the following bar chart and performance table represents the performance of the Predecessor Fund for periods prior to June 24, 2002.

     The following information illustrates some of the risks of investing in the fund. The bar chart shows how performance of the fund and the Predecessor Fund has varied from year to year. The average annual return table compares the average annual returns of the fund and the Predecessor Fund to those of a broad-based securities market index. Returns are based on past results and are not an indication of future performance.

CALENDAR YEAR RETURNS

[BAR GRAPH OMITTED, PLOT POINTS FOLLOWS]

  2002                -16.10%
  2001                 -7.58%
  2000                  3.10%
  1999                  2.82%
  1998                 15.86%
  1997                 18.90%
  1996                 13.81%
  1995                 27.88%

     During the periods shown in the chart for the fund and the Predecessor Fund, the highest return for a quarter was 16.81% (quarter ending 12/31/98) and the lowest return for a quarter was -19.88% (quarter ending 9/30/02). The fund's total return from 1/1/03 through 6/30/03 was 11.53%.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2002

                                                                         Since
                                                     1 Year     5 Year  12/16/94*

----------------------------------------------------------------------------------
      Fund Returns Before Taxes                      -16.10%    -0.97%     6.62%
----------------------------------------------------------------------------------
      Fund Returns After Taxes on Distributions**    -16.30%    -2.91%     4.52%
----------------------------------------------------------------------------------
      Fund Returns After Taxes on Distributions

        and Sale of Fund Shares**                     -9.88%    -1.35%     4.77%
----------------------------------------------------------------------------------
      S&P 500 Index (reflects no deductions for
        fees, expenses or taxes)+                    -22.10%    -0.58%    10.29%

     * Commencement of operations. Index comparisons begin on December 31, 1994.

     ** After-tax returns are calculated using the historical highest-federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     + S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

WHAT ARE THE FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------
     The table describes the fees and expenses you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     The fund is a no-load investment, which means there are no fees or charges to buy or sell its shares or to reinvest dividends.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     The  fund's  annual  operating  expenses  are  deducted  from fund  assets.
     Therefore,   shareholders   indirectly  pay  the  fund's  annual  operating
     expenses, as described below.

      Management Fees                                                     0.625%
--------------------------------------------------------------------------------
      Other Expenses*                                                      0.83%
--------------------------------------------------------------------------------
      Total Annual Fund Operating Expenses                                 1.46%

     * The adviser has voluntarily agreed to limit the expenses of the fund to the extent necessary to keep its total expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) from exceeding 1.25%. The adviser may discontinue all or part of this waiver at any time.

        Other Expenses include amounts related to any expense offset arrangement the Predecessor Fund had that reduced its custodial fee based on the amount of cash the fund maintained with its custodian. Because this expense offset arrangement does not apply to the fund, the fund's Other Expenses may be higher than those presented in the table above. Further, the adviser may enter into arrangements with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a portion of the fund's brokerage business. As a result of these arrangements, the fund's expenses generally may be reduced, which in turn may reduce the cost to the adviser of any voluntary expense limit.

EXAMPLE

     This example can help you to compare the cost of investing in the fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the fund for the periods shown and then redeem all of your shares at the end of those periods. The example also assumes that you earned a 5% return on your investment each year, that you reinvested all of your dividends and distributions and that you paid the total expenses stated above (which do not reflect any expense limitations) throughout the period of your investment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 Year                3 Years             5 Years                10 Years
--------------------------------------------------------------------------------
       $149                   $462                $797                  $1,746

INVESTING WITH THE FUND

BUYING SHARES
--------------------------------------------------------------------------------

     All investments must be made by check or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The fund does not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The fund does not accept purchases made by credit card check.


FOREIGN INVESTORS

     The fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the fund subject to the satisfaction of enhanced due diligence.


BY MAIL

     You can open an account with the fund by sending a check and your account application to the address below. You can add to an existing account by sending a check and, if possible, the "Invest by Mail" stub that accompanied your statement to the fund. Be sure your check identifies clearly your name, your account number and the fund name.

     REGULAR MAIL ADDRESS

     Chicago Asset Management Value Portfolio
     PO Box 219009
     Kansas City, MO 64121

     EXPRESS MAIL ADDRESS

     Chicago Asset Management Value Portfolio
     330 West 9th Street
     Kansas City, MO 64105

BY WIRE

     To open an account by wire, first call 866-39-CAMCO (866-392-2626) for an account number and wire control number. Next, send your completed account application to the fund. Finally, wire your money using the wiring instructions set forth below. To add to an existing account by wire, call 866-39-CAMCO to get a wire control number and wire your money to the fund.

     WIRING INSTRUCTIONS

     United Missouri Bank
     ABA # 101000695
     The Advisors' Inner Circle Fund
     DDA Acct. # 9871063178
     Ref: fund name/account number/
     account name/wire control number

BY AUTOMATIC INVESTMENT PLAN (VIA AUTOMATED CLEARING HOUSE OR ACH)

     You may not open an account via ACH. However, once you have established an account, you can set up an automatic investment plan by mailing a completed application to the fund. To cancel or change a plan, write to the fund at Chicago Asset Management Value Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Allow up to 15 days to create the plan and 3 days to cancel or change it.

MINIMUM INVESTMENTS

     You can open an account with the fund with a minimum initial investment of $2,000 ($500 for individual retirement accounts (IRAs) and $250 for Spousal
     IRAs). You can buy additional shares for as little as $100.

FUND CODES

     The fund's reference information, which is listed below, will be helpful to you when you contact the fund to purchase shares, check daily net asset value per share (NAV) or get additional information.

          Trading                                                      Fund
          Symbol                       CUSIP                           Code
--------------------------------------------------------------------------------

           CAMEX                     00758M253                         1261

REDEEMING SHARES
--------------------------------------------------------------------------------

BY MAIL

     You may contact the fund directly at Chicago Asset Management Value Portfolio, PO Box 219009, Kansas City, MO 64121 (Express Mail Address: 330 West 9th Street, Kansas City, MO 64105). Send a letter to the fund signed by all registered parties on the account specifying:

     o  The fund name;

     o  The account number;

     o  The dollar amount or number of shares you wish to redeem;

     o  The  account  name(s);  and

     o  The address to which redemption (sale) proceeds should be sent.

     All registered share owner(s) must sign the letter in the exact name(s) and any special capacity in which they are registered.

     Certain shareholders may need to include additional documents to redeem shares. Please see the Statement of Additional Information (SAI) if you need more information.

BY TELEPHONE

     You must first establish the telephone redemption privilege (and, if desired, the wire redemption privilege) by completing the appropriate sections of the account application.

     Call 866-39-CAMCO to redeem your shares. Based on your instructions, the fund will mail your proceeds to you or wire them to your bank.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH)

     If your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution. To participate in this service, you must complete the appropriate sections of the account application and mail it to the fund.

TRANSACTION POLICIES
--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

     You may buy or sell shares of the fund on each day the New York Stock Exchange is open at a price equal to the fund's NAV next computed after it receives and accepts your order. NAVs are calculated as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Therefore, to receive the NAV on any given day, the fund must accept your order before the close of trading on the New York Stock Exchange that day. Otherwise, you will receive the NAV that is calculated at the close of trading on the following business day if the New York Stock Exchange is open for trading that day.

     Since securities that are traded on foreign exchanges may trade on days when the New York Stock Exchange is closed, the value of the fund may change on days when you are unable to purchase or redeem shares.

     The fund calculates its NAV by adding the total value of its assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The fund uses current market prices to value its investments. However, the fund may value investments at fair value when market prices are not readily available or when events occur that make established valuation methods (such as stock exchange closing prices) unreliable. The fund will determine an investment's fair value according to methods established by the Board of Trustees of The Advisors' Inner Circle Fund (the "Board"). The fund values debt securities that are purchased with remaining maturities of 60 days or less at amortized cost, which approximates market value. The fund may use a Board-approved pricing service to value some of its assets.


FUND POLICIES ON CUSTOMER IDENTIFICATION AND VERIFICATION

     To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

     What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

     The fund is required by law to reject your new account application if the required identifying information is not provided.

     In certain instances, the fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the fund shall have no obligation with respect to the terms of any such document.

     Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the fund (e.g. 72 hours), which may change from time to time, your application will be rejected.

     Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

     However, the fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the fund (e.g. 96 hours), which may change from time to time. If the fund is unable to verify your identity, the fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on fund shares and will be subject to corresponding tax implications.


BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

     You may buy or sell shares of the fund through a financial intermediary (such as a financial planner or adviser). Generally, to buy or sell shares at the NAV of any given day your financial intermediary must receive your order before the close of trading on the New York Stock Exchange that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the fund on time. Your financial intermediary may charge additional transaction fees for its services.

     Certain financial intermediaries have agreements with the fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial intermediary must send your payment to the fund by the time it prices its shares on the following business day. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

IN-KIND TRANSACTIONS

     Under certain conditions and at the fund's discretion, you may pay for shares of the fund with securities instead of cash. In addition, the fund may pay part of your redemption proceeds (in excess of $250,000) with securities instead of cash. In the event shares are redeemed in-kind, investors may bear additional transaction costs and market risks until the securities are converted into cash.

PAYMENT OF REDEMPTION PROCEEDS

     Redemption proceeds can be mailed to your account address, sent to your bank by ACH transfer or wired to your bank account (provided that your bank information is already on file). The fund will pay for all shares redeemed within seven days after they receive a redemption request in proper form.

     The fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. Before they grant a redemption request, the fund may require a shareholder to furnish additional legal documents to insure proper authorization.

     If you redeem shares that were purchased by check, you will not receive your redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date. You may avoid these delays by paying for shares with a certified check or bank check.

TELEPHONE TRANSACTIONS

     The fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The fund will not be responsible for any loss, liability, cost or expense for following instructions received by telephone reasonably believed to be genuine.

RIGHTS RESERVED BY THE FUND

PURCHASES

     At any time and without notice, the fund may:

     o  Stop offering shares;

     o  Reject any purchase order; or

     o Bar an investor engaged in a pattern of excessive trading from buying shares. (Excessive trading can hurt performance by disrupting management and by increasing expenses.) The fund will consider various factors in determining whether an investor has engaged in excessive trading. These factors include, but are not limited to, the investor's historic trading patterns, the number of transactions, the size of the transaction, the time between transactions and the percentage of the investor's account involved in each transaction.

REDEMPTIONS

     At any time and without notice, the fund may change or eliminate any of the redemption methods described, except redemption by mail. The fund may suspend your right to redeem if:

     o  Trading on the New York Stock Exchange is restricted or halted; or

     o The Securities and Exchange Commission allows the fund to delay redemptions.

ACCOUNT POLICIES
--------------------------------------------------------------------------------

FUND ANTI-MONEY LAUNDERING PROGRAM


     Customer identification and verification is part of the fund's overall obligation to deter money laundering under Federal Law. The fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the fund from being used for money laundering or the financing of terrorist activities. In this regard, the fund reserves the right to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity.
     These actions will be taken when, in the sole discretion of fund management, they are deemed to be in the best interest of the fund or in cases when the fund is requested or compelled to do so by governmental or law enforcement authority.


SMALL ACCOUNTS

     The fund may redeem your shares without your permission if the value of your account falls below 50% of the required minimum initial investment. (See "Buying Shares--Minimum Investments" for minimum initial investment amounts.) This provision does not apply:

     o  To retirement accounts and certain other accounts; or

     o When the value of your account falls because of market fluctuations and not your redemptions.

     The fund will notify you before liquidating your account and allow you 60 days to increase the value of your account.

DISTRIBUTIONS

     Normally, the fund distributes its net investment income quarterly and its net capital gains at least once a year. The fund will automatically reinvest dividends and distributions in additional shares of the fund, unless you elect on your account application to receive them in cash.

FEDERAL TAXES

     The following is a summary of the federal income tax consequences of investing in the fund. This summary does not apply to shares held in an individual retirement account or other tax-qualified plan, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future. You should always consult your tax advisor for specific guidance regarding the federal, state and local tax effect of your investment in the fund.

     TAXES ON DISTRIBUTIONS At least annually, the fund will distribute substantially all of its net investment income and its net realized capital gains, if any. Distributions of a fund will generally be taxable to shareholders as ordinary income or capital gains. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The amount of tax you may pay on a distribution will be based on the amount of time the fund held its investments, not how long you held your shares. Dividends and distributions of short-term capital gains (capital gains relating to securities held for twelve months or less) are generally taxable at the same rate as ordinary income. Distributions of long-term capital gains (capital gains relating to securities held for more than twelve months) are generally taxable as long-term capital gains. Once a year the fund will send you a statement showing the types and total amount of distributions you received during the previous year.

     You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors. Call 866-39-CAMCO to find out when the fund expects to make a distribution to shareholders.

     Each sale of shares of a fund may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss generally will be treated as short term if you held the shares 12 months or less, long term if you held the shares for longer.

     More information about taxes is in the Statement of Additional Information.

  ADDITIONAL INFORMATION ABOUT THE FUND

OTHER INVESTMENT PRACTICES AND STRATEGIES
--------------------------------------------------------------------------------

     In addition to its principal investment strategies, the fund may use the investment strategies described below. The fund may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the fund's investment practices and its risks, you should read the SAI.

DERIVATIVES

     The fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify a fund's gains or losses. There are various factors that affect the fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the fund buys or sells. The fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

SHORT-TERM INVESTING

     The investments and strategies described in this prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the fund may invest up to 100% of its assets in short-term high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the fund's principal investment strategies, and may prevent the fund from achieving its investment objective. The fund will use a temporary strategy if the adviser believes that pursuing the fund's investment objective will subject it to a significant risk of loss. A fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from the policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions.

     When the adviser pursues a temporary defensive strategy, the fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT ADVISER

     Chicago Asset Management Company, a Delaware corporation located at 70 West Madison Street, Suite 400, Chicago, Illinois 60602, is the fund's investment adviser. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser has specialized in the active management of stocks, bonds and balanced funds for institutional and tax-exempt clients since 1983. The adviser provides investment management services to corporations, unions, pension and profit sharing plans, trusts and private clients.

     For its services, the fund has agreed to pay the adviser a management fee of 0.625% of the fund's average net assets. In addition, the adviser has voluntarily agreed to limit the total expenses of the Predecessor Fund and the fund to 1.25% of its average net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During its most recent fiscal year, the fund paid 0.41% of average net assets as advisory fees to the adviser.

PORTFOLIO MANAGERS

     A team of investment professionals of the adviser are primarily responsible for the day-to-day management of the fund.

SHAREHOLDER SERVICING ARRANGEMENTS

--------------------------------------------------------------------------------

     Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

     For providing certain services to their clients, financial representatives may be paid a fee based on the assets of the fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

     The fund may pay all or part of the fees paid to financial representatives. Periodically, the Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The fund does not pay these service fees on shares purchased directly. In addition, the adviser and its affiliates may, at their own expense, pay financial representatives for these services.

     The adviser may, at its own expense, pay financial representatives for distribution and marketing services performed with respect to the fund.

  FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the financial performance of the fund for the fiscal periods indicated. Certain information contained in the table reflects the financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund assuming all dividends and distributions were reinvested. The information below relates to the fund and the Predecessor Fund. On June 24, 2002, The Advisors' Inner Circle Fund Chicago Asset Management Value Portfolio acquired all of the assets of the Predecessor Fund. PricewaterhouseCoopers LLP, an independent public accountant, has audited the fund's and the Predecessor Fund's information. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the annual report of the fund, which is available upon request by calling the fund at 866-39-CAMCO.

                                                                   For the Year Ended April 30,

                                                 --------------------------------------------------------------------------
                                                  2003(1)         2002          2001           2000            1999
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $    12.29    $    12.70    $    14.34     $    17.53     $    15.96
                                               ----------    ----------    ----------     ----------     ----------
Income (Loss) from
   Investment Operations:

   Net Investment Income                             0.07          0.02          0.20          0.17            0.15
   Net Realized and
     Unrealized Gain (Loss)                        (1.91)        (0.40)        (0.49)         (2.02)           2.98
                                               ----------    ----------    ----------     ----------     ----------
     Total From Investment Operations              (1.84)        (0.38)        (0.29)         (1.85)           3.13
                                               ----------    ----------    ----------     ----------     ----------
Distributions:

   Net Investment Income                           (0.07)        (0.02)        (0.20)         (0.17)         (0.16)
   Net Realized Gain                                   --            --        (1.13)         (1.16)        (1.40)
   Return of Capital                                   --        (0.01)        (0.02)         (0.01)            --
                                               ----------    ----------    ----------     ----------     ----------
     Total Distributions                           (0.07)        (0.03)        (1.35)         (1.34)         (1.56)
                                               ----------    ----------    ----------     ----------     ----------
Net Asset Value, End of Period                 $    10.38    $    12.29    $    12.70     $    14.34     $    17.53
                                               ==========    ==========    ==========     ==========     ==========
Total Return@                                   (14.93)%+      (2.94)%+       (2.05)%      (10.24)%+        21.68%+
                                               ==========    ==========    ==========     ==========     ==========
Ratios and Supplemental Data

   Net Assets, End of Period (Thousands)        $  47,098     $  57,087     $  54,956     $   64,842      $  26,852
   Ratio of Expenses to Average
      Net Assets                                    1.25%         1.25%         1.25%          1.19%          0.99%
   Ratio of Expenses to Average
      Net Assets (Excluding Waivers)                1.46%         1.35%         1.25%          1.34%          1.64%
   Ratio of Net Investment Income to
     Average Net Assets                             0.71%         0.19%         1.44%          1.32%          0.97%
   Portfolio Turnover Rate                            30%           43%           95%            48%            39%

+   Total Return would have been lower had certain  expenses not been waived and assumed by the adviser during the period.

@   Returns  shown  do  not  reflect  the  deduction  of  taxes  that a  shareholder  would  pay on  portfolio distributions or the redemption of portfolio shares.

(1) On June 24, 2002, The Advisors' Inner Circle Fund Chicago Asset  Management  Value Portfolio  acquired the assets of the UAM Chicago Asset Management  Value/Contrarian  Portfolio,  a series of UAM Funds Trust. The operations  of The Advisors'  Inner Circle Fund Chicago  Asset  Management  Value  Portfolio  prior to the acquisition  were  those of the  Predecessor  Fund,  the UAM  Chicago  Asset  Management  Value/Contrarian
    Portfolio.

  Amounts designated as "--" are either $0 or have been rounded to $0.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

CHICAGO ASSET MANAGEMENT VALUE PORTFOLIO

     Investors who want more information about the fund should read the fund's annual/semi-annual reports and the fund's statement of additional information. The annual/semi-annual reports of the fund provide additional information about its investments. In the annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the performance of the fund during the last fiscal year. The statement of additional information contains additional detailed information about the fund and is incorporated by reference into (legally part of) this prospectus.

     Investors can receive free copies of the statement of additional information, shareholder reports, the fund's privacy policy and other information about the fund or the predecessor fund and can make shareholder inquiries by writing to or calling:

                    Chicago Asset Management Value Portfolio
                                  PO Box 219009
                              Kansas City, MO 64121
                            (Toll free) 866-39-CAMCO

     You can review and copy information about the fund (including the statement of additional information) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at HTTP://WWW.SEC.GOV. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company Act of 1940 file number: 811-06400.

     CAM-PS-001-0200

                                 [LOGO OMITTED]


                                   PROSPECTUS

                                SEPTEMBER 1, 2003


AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS FUND'S SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

UAF - PS - 014 - 0100

                                  [BLANK PAGE]

                                TABLE OF CONTENTS

                                                                           PAGE

Prospectus Summary ................................................          2

Principal Strategies and Risks ....................................          3

Performance .......................................................          4

Fees and Expenses of the Fund .....................................          5

Investment Adviser ................................................          6

How Do I Invest in the Fund? ......................................          6


Distribution Plan .................................................         13


Financial Highlights ..............................................         14

Additional Information About the Fund ............................. Back Cover


No person has been authorized to give any information or to make any representation that is not contained in this Prospectus, or in the Statement of Additional Information ("SAI") that is incorporated herein by reference in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon. Also, this Prospectus does not constitute an offering by The Advisor's Inner Circle Fund (the "Trust") or its Distributor in any jurisdiction where such an offering would not be lawful.

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE UNITED ASSOCIATION S&P 500 INDEX FUND -- In this Prospectus, we provide you with information on: the principal investment strategies of the United Association S&P 500 Index Fund (the "Fund"); the risks associated with investing in the Fund; management and services provided to the Fund; how to invest in the Fund; and other information.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by National City Investment Management Company ("IMC" or the "Adviser"). The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


PROXY VOTING POLICIES -- The Board of Trustees of the Trust has appointed a proxy consulting service to act as the Fund's agent in exercising its proxy voting rights subject to the general oversight by the Trustees. In addition, the Fund may also initiate shareholder proposals as recommended by this proxy service. Because the Fund is distributed primarily to the United Association of Journeymen and Apprentices of the Plumbing and Pipe Fitting Industry of the United States and Canada (the "UA") either through direct investment by UA members, or through investment by UA pension funds, the Trustees have considered the recommendations of the UA in appointing the Fund's proxy voting agent. For more information about the Fund's proxy voting practices, please refer to the SAI.


PORTFOLIO HISTORY -- The Fund is the successor to the United Association S&P 500 Index Fund, a portfolio of Financial Investors Trust, a Delaware statutory trust (the "Former UA Fund"). The Fund is the successor to the Former UA Fund's performance and financial history. The Fund has investment objectives, policies, fees and expenses that are identical or substantially similar to the Former UA Fund. The Fund is managed by the investment adviser that managed the Former UA Fund. For more information about the Fund's history, please refer to the SAI.

PRINCIPAL STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  FUND SUMMARY

  INVESTMENT GOAL:
  TO APPROXIMATE, BEFORE FUND EXPENSES, THE INVESTMENT RESULTS OF THE S&P 500 INDEX.

  INVESTMENT FOCUS:
  COMMON STOCKS OF LARGER ISSUERS

  SHARE PRICE VOLATILITY:
  (RELATIVE TO MUTUAL FUNDS GENERALLY)
  HIGH

  PRINCIPAL INVESTMENT STRATEGY:
  INVESTING IN STOCKS THAT COMPRISE THE S&P 500 INDEX.

  INVESTOR PROFILE:
  INVESTORS SEEKING RETURNS SIMILAR TO THE S&P 500 INDEX, WHO ARE WILLING TO ACCEPT THE RISK OF INVESTING IN EQUITY SECURITIES.


PRINCIPAL INVESTMENT STRATEGIES -- The Fund's investment objective is to provide investment results that, before fund expenses, approximate the aggregate price and dividend performance of the securities included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") by investing in securities comprising the S&P 500 Index. The S&P 500 Index is made up of common stocks of 500 large, publicly traded companies. The Fund buys and holds all stocks included in the S&P 500 Index in exactly the same proportion as those stocks that are held in the Index. Stocks are eliminated from the Fund when removed from the S&P 500 Index. The Fund's adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial, or market analyses).

PRINCIPAL RISKS OF INVESTING -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles and therefore, the value of the Fund's equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that its market segment, the S&P 500 Index of common stocks, may underperform other equity market segments or the equity market as a whole.

The Fund's ability to duplicate the performance of the S&P 500 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. For additional information about risks, see the Fund's SAI.

No matter how good a job the investment manager does, you could lose money on your investment in the Fund.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY GOVERNMENT AGENCY.

SHOULD I INVEST IN THE UNITED ASSOCIATION S&P 500 INDEX FUND?

The Fund may be appropriate for you if:

   * you are seeking an investment that aims to provide capital appreciation over the long term.
   * you can tolerate price fluctuations and volatility that are inherent in investing in a broad-based stock mutual fund.
   * you wish to add a common stock fund to your existing investment portfolio.

PERFORMANCE
--------------------------------------------------------------------------------

The following bar chart and performance table provide some indication of the risks of investing in the Fund by illustrating the changes in the Fund's performance from year to year and by showing how the Fund's average annual returns over the past 1 year period and since the inception of the Fund compare with those of a broad measure of market performance. The performance shown in the following bar chart and performance table represents the performance of the Former UA Fund for the periods prior to March 10, 2003. The Fund's performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The performance of the Class I shares shown in the bar chart reflects the expenses associated with those shares from year to year.

ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002

[BAR GRAPH OMITTED, PLOT POINTS FOLLOWS]

2001            (12.09)%
2002            (22.25)%


Class I shares' best return for a calendar quarter was 10.19% for the fourth quarter of 2001, and the lowest return for a calendar quarter was (17.27%) for the third quarter of 2002. The Fund's total return from 1/1/03 to 6/30/03 was 11.76%.


AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2002)

                                              1 YEAR        SINCE INCEPTION (3/1/2000)
---------------------------------------------------------------------------------------
CLASS I:
     Return Before Taxes                      (22.25)%                (13.54)%
     Return After Taxes on Distributions      (22.74)%                (13.99)%
     Return After Taxes on Distributions
      and Sale of Fund Shares                 (13.64)%                (10.69)%
Standard & Poor's 500 Index                   (22.10)%                (13.20)%

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2002)

                                              1 YEAR        SINCE INCEPTION (3/27/2000)
---------------------------------------------------------------------------------------
CLASS II:
     Return Before Taxes                      (22.31)%                (16.96)%
     Return After Taxes on Distributions      (22.77)%                (17.38)%
     Return After Taxes on Distributions
      and Sale of Fund Shares                 (13.68)%                (13.24)%
Standard & Poor's 500 Index                   (22.10)%                (16.46)%

The Standard & Poor's 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market. The Index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, taxes, brokerage commissions, or other expenses of investing. Index comparison for Class I shares begin on 2/29/00. Index comparisons for Class II shares begin on 3/31/00.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

The information in this section describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT) CLASS I CLASS II
--------------------------------------------------------------------------------------------
Maximum Sales Load                                              None            None

Maximum Deferred Sales Charge                                   None            None
Redemption Fee                                                  None            None

Exchange Fee                                                    None            None
Account Maintenance Fee (for accounts under $10,000)            None        $2.50/quarter


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)                  CLASS I        CLASS II
--------------------------------------------------------------------------------------------
Management Fees                                                 0.01%           0.01%
-
Distribution (12b-1) Fees*                                      None            0.09%

Other Expenses                                                  0.11%           0.11%

Total Annual Fund Operating Expenses**                          0.12%           0.21%


* The Fund is permitted to reimburse up to 0.10% of the average net assets of the Fund that are attributable to Class II shares on an annual basis pursuant to the Fund's Rule 12b-1 Plan. For the current fiscal year, the Fund intends to limit this amount to 0.05%.

** The Fund's total mutual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser, Administrator, and Custodian voluntarily waived a portion of their fees in order to keep total operating expenses at a specific level. These parties may discontinue all or part of these waivers at any time.

   The Fund's actual total operating expenses, for the most recent fiscal year, were as follows:


            Class I              0.10%
            Class II             0.19%

EXAMPLE -- The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and that annual operating expenses set forth above are incurred. The example also assumes a 5% return each year and that the Fund's operating expenses will remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------
                         ONE YEAR        THREE YEARS       FIVE YEARS         TEN YEARS
Class I                    $12                $39            $  68              $154
----------------------------------------------------------------------------------------
Class II                   $22                $68              $118             $268



INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Investment Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees of the Trust supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

National City Investment Management Company ("IMC"), with its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114, serves as Adviser to the Fund. The Fund pays an advisory fee to IMC of 0.01% of the Fund's average net assets up to $2.5 billion, and 0.005% of the Fund's average net assets in excess of $2.5 billion.

IMC utilizes a team approach for management of the Fund. No one person is primarily responsible for making investment recommendations to the team.

The total advisory fee paid to IMC for the fiscal year ended April 30, 2003, was 0.0075% of the Fund's average net assets.

HOW DO I INVEST IN THE FUND?
--------------------------------------------------------------------------------

 MINIMUM INITIAL INVESTMENT                     CLASS I             CLASS II
 New Account                                   $500,000              $1,000
 IRA Account                                      n/a                $1,000
 Systematic Investment Program                    n/a                  $100
 Systematic Withdrawal Plan                       n/a                $10,000



INSTITUTIONAL SHARES -- The Fund offers Institutional Shares ("Class I" shares) that are designed to give organizations, pension funds and other entities (non-natural persons) or financial institutions acting in a fiduciary or agency capacity for such entities, a convenient means of accumulating an interest in the Fund. Class I shares are not designed for individuals and have a minimum initial investment requirement of $500,000.

RETAIL SHARES -- The Fund also offers retail shares ("Class II" shares). Class II shares are designed for individuals and other investors who seek mutual fund investment convenience plus a lower investment minimum. Class II shares have a $1,000 minimum initial investment requirement and offer additional services for the individual investor. Class II shares also incur distribution fees and account maintenance fees (for accounts under $10,000).


FOREIGN INVESTORS -- The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.


HOW ARE INVESTMENTS MADE?

As described below, you may purchase shares of the Fund directly from the Fund, or through an authorized broker or investment adviser. Your orders for the purchase of shares will be executed at the net asset value per share next determined after an order has been received in good form. Your payment will be invested in full and fractional shares of the Fund. You may purchase shares on any day that the New York Stock Exchange is open for business (a "Business Day"). Orders transmitted to the Fund in proper form prior to the close of business (normally 4:00 p.m. Eastern Time) will be executed that day. You will not receive certificates for shares that you purchase. The Fund's transfer agent maintains records of each shareholder's holdings of fund shares. Your initial investment in the Fund must be preceded or accompanied by a completed, signed application. The Fund reserves the right to reject any purchase.

WHAT IS THE FUND'S POLICY ON CUSTOMER IDENTIFICATION
AND VERIFICATION?

To help the government fight the funding of terrorism and money laundering activities, Federal Law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity, and the Fund shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Fund (e.g. 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, the Fund reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Fund (e.g. 96 hours), which may change from time to time. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.


HOW ARE FUND SHARES VALUED?

The price at which you buy and sell fund shares is the share price or net asset value (NAV). The NAV for each Class of shares in the Fund is determined by adding the value of each Class' proportional share of the Fund's investments, cash and other assets, deducting each Class' proportional share of liabilities, and then dividing that value by the total number of the shares outstanding in that Class. The Fund's NAV is calculated each Business Day as of the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

When the Fund calculates the NAV for the Fund shares, it values the securities it holds at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Board of Trustees. For more information please refer to the SAI.

INVESTING DIRECTLY WITH THE FUND

You can invest in the Fund directly by using any of the methods described below:

BY MAIL. Make your check payable to the UA S&P 500 Index Fund and mail it, along with the Account Application (if your purchase is an initial investment). Third party and foreign checks will not be accepted. For existing accounts please include the Fund name and your account number on all checks. The check should be mailed to:

         UA S&P 500 Index Fund
         PO Box 8635
         Boston, MA 02266-8635

BY WIRE. You may purchase shares by wire transfer from your bank account to your UA S&P 500 Index Fund account. There is a $1,000 minimum for purchase by wire. To place a purchase by wire, please call 888-766-8043 to speak with a representative. To initiate your wire transaction, contact your depository institution and instruct them to wire Federal Funds (monies transferred from one bank to another through the Federal Reserve System with same-day availability) to:

        State Street Bank & Trust Co.
        ABA # 011000028
        Account# 99056079 credit UA S&P 500 Index Fund
        (Account Registration)
        (Account Number)
        (Wire Control Number)

The Fund may at its discretion discontinue, suspend, or change the practice of accepting orders by any methods described above. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.

INVESTING THROUGH YOUR BROKER OR INVESTMENT ADVISER

To purchase shares through authorized brokers and investment advisers, simply complete an Account Application and contact your broker or investment adviser with instructions as to the amount you wish to invest. Your broker will then contact the Fund to place the order on your behalf. Authorized brokers and investment advisers may impose additional requirements and charges for the services rendered.

Your orders received by the Fund prior to the close of business (normally 4:00 p.m. Eastern Time) will be executed that day. Brokers who receive your orders are obligated to transmit them promptly. You will receive written confirmation of your order within a few days of receipt of instructions from your broker.

HOW DO I REDEEM FUND SHARES?

Shareholders may redeem their shares, in whole or in part, on each Business Day. Shares will be redeemed at the net asset value next determined after a proper redemption request has been received by the Fund in good form.

A redemption is a tax reportable transaction and any gain or loss is a taxable event. See the section entitled "WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?" later in this Prospectus for more information.

Where the shares to be redeemed have been purchased by check or by Automated Clearing House ("ACH") through the Automatic Investment Program, the payment of redemption proceeds may be delayed until the purchase has cleared. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next Business Day. The Fund may, however, take up to seven days to make payment. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than customary weekend or holiday closings, or if an emergency condition, as determined by the SEC, merits such action, the Fund may suspend redemptions or postpone payment dates beyond the normal seven day redemption period.

To ensure acceptance of your redemption request, it is important to follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or bank transfer redemptions. It may be difficult to make contact by telephone during periods of severe market or economic change. Shareholders should consider alternative methods of communication during such times. You can redeem your shares using any of the methods described below:

REDEEMING YOUR SHARES DIRECTLY FROM THE FUND

BY MAIL. You may redeem your shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include:

  * the Fund name and account registration from which you are redeeming shares;
  * your account number;
  * the amount to be redeemed; and
  * an authorized signature along with a signature guarantee (if required).

A signature guarantee is designed to protect you, the Fund, and its agents from fraud. Your written request requires a signature guarantee if the check is being mailed to an address that has been changed within the last 30 days, if the check is not being mailed to the address on your account, or if the check is not being made out to the account owner. The following institutions should be able to provide you with a signature guarantee: banks, broker-dealers, credit unions (if authorized under state law), securities exchanges and associations, clearing agencies, and savings associations. A signature guarantee may not be provided by a notary public.

BY TELEPHONE. If you have established the telephone redemption privilege on your Account Application, you may redeem your shares by calling the Fund at 888-766-8043. You should be prepared to give the telephone representative the following information:

  * your account number, social security number, and account registration;
  * the Fund name from which you are redeeming shares;
  * the amount to be redeemed; and
  * PIN numbers (Class I only).

The telephone conversation may be recorded to protect you and the Fund. The Fund employs reasonable procedures to confirm that instructions communicated to its representatives by telephone are genuine. If the Fund fails to employ such reasonable procedures, it may be liable for any loss, damage or expense arising out of any telephone transactions purporting to be on a shareholder's behalf. However, if the Fund acts on instructions it reasonably believes to be genuine, you will bear the loss.

You cannot redeem shares held in IRAs via the telephone.

REDEEMING YOUR SHARES USING AN AUTHORIZED BROKER OR INVESTMENT ADVISER

You may redeem your shares by contacting your authorized broker or investment adviser and instructing them to redeem your shares. They will then contact the Fund and place a redemption order on your behalf.

METHODS OF REDEMPTION PAYMENTS

BY CHECK. Unless otherwise instructed, a check will be issued to the address of record on your account. For your protection, telephone redemptions by check will be suspended for a period of 30 days following an address change given over the telephone.

BY WIRE. You may instruct the Fund to send your redemption proceeds via Federal wire ($1,000 minimum per transaction) to your personal bank.

Wire redemptions can be made only if the privilege has been established on your Account Application and you have attached a copy of a voided check. You may change the bank account designated to receive an amount redeemed at any time by sending a letter of instruction with a signature guarantee to the transfer agent. Your bank may charge you a fee for receiving a wire payment on your behalf.

LARGE REDEMPTIONS

It is important that you call the Fund before you redeem a large dollar amount. The Fund must consider the interests of all fund shareholders and so reserves the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operations or performance. If you redeem more than $250,000 worth of Fund shares within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in-kind, i.e., in securities, rather than in cash. In the event shares are redeemed in-kind, investors may bear additional transaction costs and market risks until the securities are converted into cash.

INVOLUNTARY SALES OF YOUR SHARES

If your Class II account balance drops below $500 because of redemptions, you may be required to sell your shares. But, you will always be given at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

WHAT ADDITIONAL SERVICES ARE OFFERED BY CLASS II?

AUTOMATIC INVESTMENT PROGRAM. The Automatic Investment Program offers a simple way to establish and maintain a consistent investment program. You may arrange automatic transfers (minimum $50 per transaction) from your bank account to your Fund account on a periodic basis by simply completing the Automatic Investment Program section of your Account Application. When you participate in this program, the minimum initial investment in the Fund is $100. You may change the amount of your automatic investment, skip an investment, or stop the Automatic Investment Program by calling the Fund at 888-766-8043 at least seven business days prior to your next scheduled investment date.

SYSTEMATIC WITHDRAWAL PLAN. If your Fund account balance is $10,000 or more, you may elect to have periodic redemptions made from your account on a monthly, quarterly, semi-annual, or annual basis by completing the Systematic Withdrawal Plan section of the Account Application. The minimum periodic withdrawal is $100 and the transaction normally will be executed on the fifth or twentieth day of the selected month(s). You may request that these payments be sent to a predesignated bank account or other designated party. Depending on the size of the payment requested and fluctuation in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust your account. If a shareholder participates in the Systematic Withdrawal Plan, all dividends are automatically reinvested unless the shareholder directs otherwise.

INDIVIDUAL RETIREMENT ACCOUNTS. The Fund may be used as a funding medium for traditional and Roth IRAs. In addition, a traditional or Roth IRA may be established through a custodial account with the Fund. Completion of a special application is required in order to create such an account, and the minimum initial investment for an IRA is $1,000. Contributions to IRAs are subject to the limits and conditions established by the Internal Revenue Service. For more information, call the Fund at 888-766-8043 or your tax adviser.

Additional account level fees are imposed for IRA accounts.

WHAT STATEMENT AND REPORTS DO I RECEIVE FROM THE FUND?

You will receive a quarterly statement, and a confirmation after every transaction that affects your share balance or account registration. A statement with tax information will be mailed to you by January 31 of each tax year and also will be filed with the IRS. At least twice a year, you will receive the Fund's financial statements. Please write to the Fund at United Association Funds, PO Box 8635, Boston, MA 02266-8635 or call the Fund at 888-766-8043 to request additional copies of these reports.


DOES THE FUND HAVE AN ANTI-MONEY LAUNDERING PROGRAM?

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under Federal Law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.


WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON THIS INVESTMENT?

The Fund intends to distribute substantially all of its net investment income and capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis. Any net capital gains realized are normally distributed in December. Income dividends for the Fund, if any, are declared and paid quarterly.

FEDERAL TAXES. Distributions of gains from the sale of assets held by the Fund for more than one year are generally taxable to shareholders at the applicable capital gains rate, regardless of how long they have owned their fund shares. Distributions from other sources are generally taxed as ordinary income. A portion of the Fund's dividends may qualify for the dividends-received deduction for corporations. Distributions are taxable when they are paid, whether taken in cash or reinvested in additional shares, except that distributions declared in October, November, or December and paid in January are taxable as if paid on December 31. The Fund will send each shareholder an IRS Form 1099-DIV by January 31.

"BUYING A DIVIDEND." When shares are purchased just before a distribution ("buying a dividend"), the share price will reflect the amount of the upcoming distribution. Consequently, a portion of the share price will be received back as a taxable distribution.

OTHER TAX INFORMATION. The information above is only a summary of some of the Federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences generally affecting the Fund and its shareholders. In addition to Federal tax, distributions may be subject to state or local taxes. Shareholders should consult their tax advisers for details and up-to-date information on the tax laws in your state to determine whether the Fund is suitable given your particular tax situation.

When you sign your Account Application, you will be asked to certify that your taxpayer identification number is correct, that you are not subject to backup withholding for failing to report income to the IRS, and that you are a U.S. person. If you do not comply with IRS regulations, the IRS can require the Fund to withhold a portion of taxable distributions from your account.

DISTRIBUTION PLAN
--------------------------------------------------------------------------------

The Fund has adopted a distribution plan that allows the Fund to reimburse the Fund's distributor for distribution and service expenses incurred in the sale and distribution of its Class II shares, and for services provided to Class II shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For Class II shares of the Fund, the maximum distribution fee under the Plan is 0.10% of the average daily net assets of the Fund. For the current fiscal year, the Distributor has agreed to limit reimbursements of the Fund's distribution and service expenses to 0.05% of the average daily net assets of the Fund.

SEI Investments Distribution Co. (the "Distributor") may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance since the inception of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table below represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). On March 10, 2003, the Advisors' Inner Circle Fund UA S&P 500 Index Fund acquired all of the assets of the Financial Investors Trust UA S&P 500 Index Fund (the "predecessor fund"). KPMG LLP, the independent auditors of the Trust, has

                                                                 CLASS I

                                                                  FOR THE                 FOR THE               FOR THE
                                                                 YEAR ENDED              YEAR ENDED            YEAR ENDED
                                                              APRIL 30, 2003(3)         APRIL 30, 2002        APRIL 30, 2001
                                                       -----------------------------------------------------------------------------

Net asset value - beginning of the period                             $7.83                  $9.09                $10.54
                                                       -----------------------------------------------------------------------------

     Net investment income                                             0.11                   0.11                  0.11
     Net realized and unrealized gain/(loss)
       on investments                                                (1.17)                 (1.26)                (1.45)
                                                       -----------------------------------------------------------------------------
     Distributions from net investment
       income                                                        (0.11)                 (0.11)                (0.11)
     Distributions from net realized gain                                --                (0.00)2               (0.00)2
                                                       -----------------------------------------------------------------------------
 Net asset value - end of period                                      $6.66                  $7.83                 $9.09
                                                       -----------------------------------------------------------------------------

Total Return+                                                      (13.50)%               (12.71)%              (12.74)%
                                                       =============================================================================


Net assets - end of period (000)                                   $588,058               $687,601              $838,417
                                                       =============================================================================
Ratio of expenses to average net assets                               0.10%                  0.10%                 0.12%
Ratio of expenses to average net assets
    (excluding waivers)                                               0.12%                  0.12%                   N/A
                                                       =============================================================================
Ratio of net investment income to average
    net assets                                                        1.68%                  1.28%                 1.17%
                                                       =============================================================================
Ratio of net investment income to average
    net assets (excluding waivers)                                    1.66%                  1.26%                   N/A
                                                       =============================================================================
Portfolio turnover rate                                              32.00%                 15.00%                 9.00%
                                                       =============================================================================

 * Commenced operations March 1, 2000. All ratios for the period have been annualized.

** Commenced operations March 27, 2000. All ratios for the period have been annualized.

 + Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 1 Annualized.

Amounts designated as "_" are either $0 or have been rounded to $0.

audited the Fund's financial statements and financial highlights as of and for the year ended April 30, 2003. The financial statements and unqualified opinion of KPMG LLP are included in the annual report of the Fund, along with the Fund's financial statements, which is available upon request by calling the Fund at 888-766-8043.


Selected data for a share of beneficial interest outstanding throughout the periods ended April 30,:

                                                                               CLASS II

                                                             FOR THE PERIOD                   FOR THE
                                                               MARCH 2, 2000                 YEAR ENDED
                                                             TO APRIL 30, 2000*          APRIL 30, 2003(3)
                                                       ---------------------------------------------------------

Net asset value - beginning of the period                             $10.00                      $7.82
                                                       ---------------------------------------------------------

     Net investment income                                              0.01                       0.11
     Net realized and unrealized gain/(loss)
       on investments                                                   0.53                     (1.17)
                                                       ---------------------------------------------------------
     Distributions from net investment
       income                                                             --                     (0.10)
     Distributions from net realized gain                                 --                        --
                                                       ---------------------------------------------------------
 Net asset value - end of period                                      $10.54                      $6.66
                                                       ---------------------------------------------------------

Total Return+                                                          5.40%                   (13.45)%
                                                       =========================================================

Net assets - end of period (000)                                    $579,314                    $12,825
                                                       =========================================================
Ratio of expenses to average net assets                               0.13%1                      0.19%
Ratio of expenses to average net assets
    (excluding waivers)                                                  N/A                      0.21%
                                                       =========================================================
Ratio of net investment income to average
    net assets                                                         0.97%                      1.61%
                                                       =========================================================
Ratio of net investment income to average
    net assets (excluding waivers)                                       N/A                      1.59%
                                                       =========================================================

Portfolio turnover rate                                                2.00%                     32.00%
                                                       =========================================================

                                                                                          CLASS II
                                                              FOR THE                     FOR THE              FOR THE PERIOD
                                                             YEAR ENDED                  YEAR ENDED              MARCH 28, 2000
                                                            APRIL 30, 2002              APRIL 30, 2001         TO APRIL 30, 2000**
                                                       ---------------------------------------------------------------------------

Net asset value - beginning of the period                         $9.09                      $10.53                      $11.05
                                                       ---------------------------------------------------------------------------

     Net investment income                                         0.10                        0.11                          --
     Net realized and unrealized gain/(loss)
       on investments                                            (1.26)                      (1.44)                      (0.52)
                                                       ---------------------------------------------------------------------------
     Distributions from net investment
       income                                                    (0.11)                      (0.11)                          --
     Distributions from net realized gain                       (0.00)2                     (0.00)2                          --
                                                       ---------------------------------------------------------------------------
 Net asset value - end of period                                  $7.82                       $9.09                      $10.53
                                                       ---------------------------------------------------------------------------

Total Return+                                                  (12.86)%                    (12.69)%                     (4.71)%
                                                       ===========================================================================

Net assets - end of period (000)                                 $6,220                      $4,759                        $403
                                                       ===========================================================================
Ratio of expenses to average net assets                           0.15%                       0.15%                      0.15%1
Ratio of expenses to average net assets
    (excluding waivers)                                           0.22%                       0.22%                       0.21%
                                                       ===========================================================================
Ratio of net investment income to average
    net assets                                                    1.24%                       1.14%                      0.99%1
                                                       ===========================================================================
Ratio of net investment income to average
    net assets (excluding waivers)                                1.16%                       1.07%                      0.93%1
                                                       ===========================================================================

Portfolio turnover rate                                          15.00%                       9.00%                       2.00%
                                                       ===========================================================================

2 The amount represents less than $0.01 per share.

3 On March 10, 2003, The Advisors' Inner Circle Fund United Association S&P 500 Index Fund acquired the assets of the Financial
  Investors Trust United Association S&P 500 Index Fund, a series of the Financial Investors Trust Funds. The operations of the Advisors' Inner Circle Fund United Association S&P 500 Index Fund prior to the acquisition were those of the predecessor fund, the Financial Investors Trust United Association S&P 500 Index Fund.

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

                       THIS PAGE INTENTIONALLY LEFT BLANK

                      ADDITIONAL INFORMATION ABOUT THE FUND

You can request other information, including a Statement of Additional Information, Annual Report, or Semi-Annual Report, free of charge, by contacting the Fund at 888-766-8043 or writing to United Association Funds, PO Box 8635, Boston, MA 02266-8635. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference, which means that it is legally part of the Prospectus. You may review and copy, upon payment of a duplicating fee, the Fund's Statement of Additional Information, at the SEC's Public Reference Room in Washington, D.C. You also can obtain this information, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Copies of this information may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The SEC also maintains a Web site located at http://www.sec.gov that contains the SAI, material incorporated herein by reference, and other information regarding the Fund. For more information about the operation of the Public Reference Room, please call the SEC at 202-942-8090.


ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

                                       Investment Company Act File No. 811-08194

                       STATEMENT OF ADDITIONAL INFORMATION


                            CAMBIAR OPPORTUNITY FUND
                        CAMBIAR INTERNATIONAL EQUITY FUND

                    series of THE ADVISORS' INNER CIRCLE FUND

                                September 1, 2003

                               Investment Adviser:
                              CAMBIAR INVESTORS LLC

This Statement of Additional Information (SAI) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the Cambiar Opportunity Fund (the "Opportunity Fund") and the Cambiar International Equity Fund (the "International Fund" and collectively with the Opportunity Fund, the "Funds"). This SAI is incorporated by reference into and should be read in conjunction with the Funds' prospectus dated September 1, 2003. Capitalized terms not defined herein are defined in the prospectus. The financial statements for the fiscal year ended April 30, 2003, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the 2003 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. Shareholders may get copies of the Funds' prospectus or Annual Reports free of charge by calling the Funds at 1-866-777-8227.

                                TABLE OF CONTENTS

THE TRUST..............................................................................................................S-1
GLOSSARY...............................................................................................................S-2
DESCRIPTION OF PERMITTED INVESTMENTS...................................................................................S-2
INVESTMENT POLICIES OF THE FUNDS......................................................................................S-27
INVESTMENT ADVISORY AND OTHER SERVICES................................................................................S-29
THE ADMINISTRATOR.....................................................................................................S-30
THE DISTRIBUTOR.......................................................................................................S-30
TRANSFER AGENT........................................................................................................S-31
CUSTODIAN.............................................................................................................S-31
INDEPENDENT ACCOUNTANT................................................................................................S-31
LEGAL COUNSEL.........................................................................................................S-31
TRUSTEES AND OFFICERS OF THE TRUST....................................................................................S-31
PERFORMANCE INFORMATION...............................................................................................S-36
CALCULATION OF TOTAL RETURN...........................................................................................S-36
PURCHASING AND REDEEMING SHARES.......................................................................................S-38
DETERMINATION OF NET ASSET VALUE......................................................................................S-38
FEDERAL TAXES.........................................................................................................S-39
BROKERAGE ALLOCATION AND OTHER PRACTICES..............................................................................S-41
DESCRIPTION OF SHARES.................................................................................................S-43
SHAREHOLDER LIABILITY.................................................................................................S-44
LIMITATION OF TRUSTEES' LIABILITY.....................................................................................S-44
PROXY VOTING..........................................................................................................S-44
CODES OF ETHICS.......................................................................................................S-44
5% AND 25% SHAREHOLDERS...............................................................................................S-45
EXPERTS...............................................................................................................S-45
APPENDIX A - BOND RATINGS..............................................................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES......................................................................B-1

CMB-SX-001-0200

THE TRUST

General. Each Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each Fund is a separate mutual fund, and each share of each Fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Generally, each Fund pays its
(i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

History of the Funds. The Opportunity Fund is the successor to the UAM Funds Trust Cambiar Opportunity Portfolio (the "Predecessor Opportunity Fund"), a separate registered investment company. The Predecessor Opportunity Fund was managed by Cambiar Investors LLC ("Cambiar" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Opportunity Fund. The Predecessor Opportunity Fund's date of inception was June 30, 1998. The Predecessor Opportunity Fund dissolved and reorganized into the Opportunity Fund on June 24, 2002. Substantially all of the assets of the Predecessor Opportunity Fund were acquired by the Opportunity Fund in connection with its commencement of operations on June 24, 2002.

The International Fund is the successor to the Cambiar International Equity Trust (the "Predecessor International Fund," and, together with the "Predecessor Opportunity Fund," the "Predecessor Funds"), a separate unregistered investment company. The Predecessor International Fund was managed by the Adviser using the same investment objective, strategies, policies and restrictions as those used by the International Fund. The Predecessor International Fund's date of inception was August 31, 1997. The Predecessor International Fund dissolved and reorganized into the International Fund on September 9, 2002. Substantially all of the assets of the Predecessor International Fund were acquired by the International Fund in connection with its commencement of operations on September 9, 2002.

Voting Rights. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders' approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Funds' prospectus.

     o  1933 Act means the Securities Act of 1933, as amended.

     o  1934 Act means the Securities Exchange Act of 1934, as amended.

     o  1940 Act means the Investment Company Act of 1940, as amended.

     o Adviser means Cambiar Investors LLC, the investment adviser to the Funds.

     o  Board Member refers to a single member of the Trust's Board of Trustees.

     o  Board refers to the Trust's Board of Trustees as a group.

     o  Trust refers to The Advisors' Inner Circle Fund.

     o  NAV is the net asset value per share of a Fund or Funds.

     o  NYSE is the New York Stock Exchange.

     o  SEC is the U.S. Securities and Exchange Commission.

     o  Administrator is SEI Investments Global Funds Services.

     o  Distributor is SEI Investments Distribution Co.


DESCRIPTION OF PERMITTED INVESTMENTS

What Investment Strategies May the Funds Use?

The Funds' investment objectives and principal investment strategies are described in the prospectus. The Funds are classified as "diversified" investment companies under the 1940 Act. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

Debt Securities

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities:

U.S. Government Securities - U.S. Government Securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

     o  By the right of the issuer to borrow from the U.S. Treasury;

     o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

     o  By the credit of the sponsoring agency.

While U.S. Government Securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government Securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. Government Securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Funds.

Corporate Bonds - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Government National Mortgage Association (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, the Funds may have to pay a premium over the maturity value of the underlying mortgages, which the Funds may lose if prepayment occurs.

Federal National Mortgage Association (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (FHLMC) - FHLMC is a stockholder-owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Risks of Mortgage-Backed Securities - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Funds may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Short-Term Investments - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government Securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations - The Funds will only invest in a security issued by a commercial bank if the bank:

     o Has total assets of at least $1 billion, or the equivalent in other currencies;

     o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

     o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Funds may purchase.

Time Deposits - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Funds may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptance - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Funds may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

Stripped Mortgage-Backed Securities - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Yankee Bonds - Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

Zero Coupon Bonds - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Terms to Understand:

Maturity - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

Factors Affecting the Value of Debt Securities - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

o      Prepayment Risk

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o      Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Funds' average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

o      Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Funds to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Funds currently use ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Funds may invest in securities of any rating.

Derivatives
-----------

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Funds' prospectus, the Funds may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Types of Derivatives:

Futures - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade - known as "contract markets" - approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o      Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

     o  Allowing it to expire and losing its entire premium;

     o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

     o  Closing it out in the secondary market at its current price.

o Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted only to write covered options. At the time of selling the call option, the Funds may cover the option by owning, among other things:

     o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

     o A call option on the same security or index with the same or lesser exercise price;

     o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

     o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

     o In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the put option by, among other things:

     o  Entering into a short position in the underlying security;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

     o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

     o  Maintaining the entire exercise price in liquid securities.

o    Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o    Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Funds would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Funds.

o    Combined Positions

A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

o    Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

     o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

     o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

     o  Do not require an initial margin deposit.

     o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Swaps, Caps, Collars and Floors
-------------------------------

Swap Agreements - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o    Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o    Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

o    Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

Correlation of Prices - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

Lack of Liquidity - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

o  have to purchase or sell the instrument underlying the contract;

o  not be able to hedge its investments; and

o  not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

o the facilities of the exchange may not be adequate to handle current trading volume;

o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

o investors may lose interest in a particular derivative or category of derivatives.

Management Risk - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Margin - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage - The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

o  actual and anticipated changes in interest rates;

o  fiscal and monetary policies; and

o  national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Equity Securities
-----------------

Types of Equity Securities:

Common Stocks - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

Preferred Stocks - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Convertible Securities - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government Securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-Adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Rights and Warrants - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities:

General Risks of Investing in Stocks - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

o  Factors affecting an entire industry, such as increases in production costs;
   and

o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Companies - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Technology Companies - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

Initial Public Offerings ("IPO") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Foreign Securities

Types of Foreign Securities:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S. The markets in which these securities are located can be developed or emerging. Investors can invest in foreign securities in a number of ways:

o They can invest directly in foreign securities denominated in a foreign currency;

o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

o  They can invest in investment funds.

American Depositary Receipts (ADRs) - ADRs as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Emerging Markets - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investment Funds - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

o The internal policies of a particular foreign country may be less stable than in the U.S. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

Information and Supervision - There is generally less publicly available information about foreign companies than companies based in the U.S. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk - The Adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

o are generally more volatile than, and not as developed or efficient as, those in the U.S.;

o  have substantially less volume;

o trade securities that tend to be less liquid and experience rapid and erratic price movements;

o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S.

o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

o restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk - While the Funds denominate their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

Emerging Markets - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

o  Have relatively unstable governments;

o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

o  Offer less protection of property rights than more developed countries; and

o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro - Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.

Investment Companies
--------------------

A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretation thereunder.

Repurchase Agreements
---------------------

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Funds normally use repurchase agreements to earn income on assets that are not invested.

When a Fund enters into a repurchase agreement it will:

o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

Restricted Securities
---------------------

The Funds may purchase restricted securities that are not registered for sale to the general public. The Funds may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Funds' investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Funds or less than what may be considered the fair value of such securities.

Securities Lending
------------------

The Funds may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Funds (including the loan collateral). No Fund will lend portfolio securities to its investment Adviser, sub-Adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Funds.

The Funds may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Funds' securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Short Sales
-----------

Description of Short Sales:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

o  Take advantage of an anticipated decline in prices.

o  Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. The Funds will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Funds may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box - In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Funds.

Restrictions on Short Sales:

A  Fund will not short sell a security if:

o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets.

o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government Securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

When Issued, Delayed - Delivery and Forward Transactions
--------------------------------------------------------

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.


INVESTMENT POLICIES OF THE FUNDS

The Funds will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing) and other applicable investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Funds generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

Fundamental Policies:
---------------------

The following investment limitations are fundamental, which means each Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of each Fund, as defined by the 1940 Act.

No Fund will:

o Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. The restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

o Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the 1933 Act in connection with the purchase or sale of its portfolio securities.

o Concentrate (25% of its assets) its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

o Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in, securities of issuers that deal or invest in real estate, and (3) that the Fund may purchase securities secured by real estate or interests therein.

o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Non-Fundamental Policies:

The following limitations are non-fundamental, which means each Fund may change them without shareholder approval.

o A Fund may not borrow money, except that (1) a Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed),
   (2) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) a Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

   Notwithstanding the investment restriction above, a Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

o A Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

o A Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

o  A Fund may invest in the securities of foreign issuers.

o A Fund may purchase shares of other investment companies to the extent permitted by applicable law.

o A Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

o A Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

o A Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

o A Fund may write covered call options and may buy and sell put and call options.

o  A Fund may enter into repurchase agreements.

o A Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of a Fund's total assets taken at market value. In addition, a Fund must receive at least 100% collateral.

o  A Fund may sell securities short and engage in short sales "against the box."

o  A Fund may enter into swap transactions.

Further, the International Equity Fund may not change its investment strategy to invest at least 80% of its net assets in equity securities without 60 days' prior notice to shareholders.


INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser. Cambiar Investors LLC, a Delaware limited liability corporation located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206, is the investment adviser ("Adviser") to the Funds. The Adviser manages and supervises the investment of each Fund's assets on a discretionary basis. The Adviser and its predecessor, Cambiar Investors, Inc., which was an affiliate of Old Mutual (US) Holdings, Inc. (formerly United Asset Management Company) ("Old Mutual"), have provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1973. The Adviser is owned by Cambiar LLLP. Cambiar LLLP is controlled by seven partners of Cambiar LLLP who were formerly senior officers of Cambiar Investors, Inc.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment Adviser and makes the investment decisions for each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Advisory Fees Paid to the Adviser. For its services, the International Equity Fund and the Opportunity Fund pay the Advisor a fee calculated at an annual rate of 1.00% of each Fund's average net assets. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the last three fiscal years ended April 30, 2001, 2002 and 2003, the Funds and the Predecessor Funds paid the following in management fees to the
Adviser:


------------------------------------------------------------------------------------------------------
             Fund                       Fees Paid                           Fees Waived
------------------------------------------------------------------------------------------------------
                               2001       2002           2003       2001        2002        2003
--------------------------------------------------- --------------------------------------------------
Opportunity Fund*               $0      $34,721        $48,891    $48,9821    $154,059    $239,164
--------------------------------------------------- --------------------------------------------------
International Fund              **         **             $0         **          **       $88,2182
--------------------------------------------------- --------------------------------------------------

* For periods prior to June 24, 2002, figures relate to the Predecessor Opportunity Fund. ** Indicates that the Fund had not commenced operations for the period indicated.

1 For the fiscal year ended April 30, 2001, the Adviser additionally reimbursed fees of $79,134 for the Opportunity Fund, pursuant to the terms of its waiver agreement with the Opportunity Fund.

2 For the period September 9, 2002 through April 30, 2003, the Adviser additionally reimbursed fees of $23,818 for the International Equity Fund, pursuant to the terms of its waiver agreement with the International Equity Fund.

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Funds as a percentage of average daily net assets. Due to these minimums, the annual administration fee the Funds pay will exceed the above percentages at low asset levels. For the fiscal years ended April 30, 2001, 2002 and 2003, the Funds and the Predecessor Funds paid the following administration fees:

------------------------------------------------------------------------------------------------------
                   Fund                                 Administration Fee
------------------------------------------------------------------------------------------------------
                                        2001                   2002                   2003
------------------------------------------------------------------------------------------------------
Opportunity Fund*                      $81,493                $68,279               $118,528
------------------------------------------------------------------------------------------------------
International Equity Fund                **                     **                   $80,138
------------------------------------------------------------------------------------------------------

* UAM Fund Services, Inc. ("UAMFSI") served as the administrator to the Predecessor Fund until April 1, 2001, at which time SEI Investments Global Funds Services became the administrator. The Administrator served as sub-administrator to the Predecessor Fund. Prior to 2001, UAMFSI's administration fee included amounts paid to the Predecessor Fund's transfer agent and shareholder servicing agent.

** Indicates that the Fund has not commenced operations for the period indicated.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


TRANSFER AGENT

DST Systems, Inc., 330 W 9th Street, Kansas City, MO 64105 serves as the Fund's transfer agent.


CUSTODIAN

Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") acts as custodian for the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.


INDEPENDENT ACCOUNTANT

PricewaterhouseCoopers LLP serves as independent public accountant for the Funds.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.


TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (Since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee (Since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (Since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

Board Standing Committees. The Board has established the following standing committees:

o Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times in the most recently completed fiscal year.

o Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 20 times in the most recently completed fiscal year.

o Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

o Board Considerations in Approving the Advisory Agreement. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Funds compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Funds' overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser's reputation, expertise and resources in domestic financial markets; and (k) the Funds' performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received or discussed at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to approve the Agreement for an initial two-year term.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


------------------------------------------------------------------------------------------------------------------
        Name              Dollar Range of Fund Shares (Fund)*       Aggregate Dollar Range of Shares (All Funds)*
------------------------------------------------------------------------------------------------------------------
Nesher                          None (Opportunity Fund)
                           None (International Equity Fund)
--------------------------------------------------------------------
Cooney                          None (Opportunity Fund)
                           None (International Equity Fund)
--------------------------------------------------------------------
Doran                           None (Opportunity Fund)
                           None (International Equity Fund)
--------------------------------------------------------------------
Patterson                       None (Opportunity Fund)                                 None
                           None (International Equity Fund)
--------------------------------------------------------------------
Peters                          None (Opportunity Fund)
                           None (International Equity Fund)
--------------------------------------------------------------------
Storey                          None (Opportunity Fund)
                           None (International Equity Fund)
--------------------------------------------------------------------
Sullivan                        None (Opportunity Fund)
                           None (International Equity Fund)
------------------------------------------------------------------------------------------------------------------

* Valuation date is December 31, 2002.

Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

----------------------------------------------------------------------------------------------------------------------
         Name           Aggregate        Pension or Retirement       Estimated Annual    Total Compensation from the
                      Compensation    Benefits Accrued as Part of      Benefits Upon       Trust and Fund Complex*
                                             Fund Expenses              Retirement
----------------------------------------------------------------------------------------------------------------------
Nesher                     $0                     N/A                       N/A                       $0
----------------------------------------------------------------------------------------------------------------------
Cooney                   $16,295                  N/A                       N/A                    $16,295
----------------------------------------------------------------------------------------------------------------------
Doran                      $0                     N/A                       N/A                       $0
----------------------------------------------------------------------------------------------------------------------
Patterson                $16,988                  N/A                       N/A                    $16,988
----------------------------------------------------------------------------------------------------------------------
Peters                   $16,988                  N/A                       N/A                    $16,988
----------------------------------------------------------------------------------------------------------------------
Storey                   $16,988                  N/A                       N/A                    $16,988
----------------------------------------------------------------------------------------------------------------------
Sullivan                 $16,988                  N/A                       N/A                    $16,988
----------------------------------------------------------------------------------------------------------------------

* The Trust is the only investment company in the "Fund Complex."

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. McCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

PETER GOLDEN (DOB 06/27/64) - Co-Controller and Co-Chief Financial Officer (since 2003) -- Director of Global Fund Services since June 2001. Vice President of Funds Administration for J.P. Morgan Chase & Co., 2000-2001. Vice President of Pension and Mutual Fund Accounting for Chase Manhattan Bank, 1997-2000.

JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary (since 2002)
- Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.


PERFORMANCE INFORMATION

From time to time, the Funds may include their yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of a Fund refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in that Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Calculation of Total Return" for more information on methodology of calculations.

Performance information for the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Funds will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources.


CALCULATION OF TOTAL RETURN

Total Return Quotation (Before Taxes). The total return of the Funds refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which the Funds commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

Total Return Quotation (After-Taxes on Distributions). The total return (after-taxes on distributions) of the Funds refers to the average annual compounded rate of return, taking into account the tax impact of Funds dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which the Funds commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Funds' operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Total Return Quotation (After-Taxes on Distributions and Redemption). The total return (after-taxes on distributions and redemption) of the Funds refers to the average annual compounded rate of return, taking into account the tax impact of Funds dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which the Funds commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Historical Performance. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemptions) for the Funds were as follows for the one-year, five-year and since inception periods, each ended April 30, 2003.


-------------------------------------------------------------------------------------------------------------------
               Fund (Inception Date)                                  Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------
                                                       One Year             Five Year          Since Inception
-------------------------------------------------------------------------------------------------------------------
Opportunity Fund (06/30/98)
-------------------------------------------------------------------------------------------------------------------
  before tax                                          -14.31%**                 *                  8.11%**
-------------------------------------------------------------------------------------------------------------------
  after-tax on distributions                          -14.44%**                 *                  5.85%**
-------------------------------------------------------------------------------------------------------------------
  after-tax on distributions and redemption            -8.79%**                 *                  5.64%**
-------------------------------------------------------------------------------------------------------------------
International Equity Fund (08/31/97)
-------------------------------------------------------------------------------------------------------------------
  before tax                                           -23.49%                4.16                  5.47%
-------------------------------------------------------------------------------------------------------------------
  after-tax on distributions                          -23.49%***              4.16                5.47%***
-------------------------------------------------------------------------------------------------------------------
  after-tax on distributions and redemption           -14.42%***              3.38                4.48%***
-------------------------------------------------------------------------------------------------------------------

* An asterisk indicates that the Fund had not commenced operations for the period indicated.
** For the periods prior to June 24, 2002, figures relate to the Predecessor
   Fund.
*** For the period September 9, 2002 to April 30, 2003.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.


DETERMINATION OF NET ASSET VALUE

General Policy. The Trust adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trust's Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

Money Market Securities and other Debt Securities. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

FEDERAL TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax Advisers with specific reference to their own tax situation, including their state, local and foreign tax liabilities.

This general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Funds intends to qualify as a regulated investment company under Subchapter M of the Code, and to distribute out its income to shareholders each year so that the Funds themselves generally will be relieved of federal income and excise taxes. In order to qualify for treatment as a RIC, the Funds must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gains over long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts derived with respect to its business of investing in such stock, securities or currencies; and (ii) at the end of each fiscal quarter of a Fund's taxable year, at least 50% of the market value of a Fund's total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of a Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of a Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that a Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement. If a Fund were to fail to so qualify: (1) it would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification for the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

The Funds' dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

In addition, to avoid a 4% nondeductible federal excise tax, the Code requires the Funds to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net (the excess of short-and long-term capital gain over short- and long-term capital loss) income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Funds intend to make sufficient distributions avoid these excise taxes, but can give no assurances that its distributions will be sufficient to completely eliminate such taxes.

The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC. If the Funds' distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Funds and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

The Funds receive income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of the Funds, constitutes the Funds' net investment income from which dividends may be paid to you. Any distributions by the Funds from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Funds by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Funds. Similarly, foreign exchange losses realized by the Funds on the sale of debt securities are generally treated as ordinary losses by the Funds. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Funds' ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Funds' ordinary income distributions to you, and may cause some or all of the Funds' previously distributed income to be classified as a return of capital.

The Funds may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Funds' total assets at the end of the fiscal year are invested in securities of foreign corporations, it may elect to pass-through to you your pro rata share of foreign taxes paid by the Funds. It is not anticipated that the Funds will be eligible to make this election.

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

In certain cases, the Funds will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to the Funds that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Funds. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Funds. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government Securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.


BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.

For the fiscal years ended April 30, 2001, 2002 and 2003, the Funds paid the following aggregate brokerage commissions on portfolio transactions:


-------------------------------------------------------------------------------------------------------------
            Fund                            Aggregate Dollar Amount of Brokerage Commissions Paid
-------------------------------------------------------------------------------------------------------------
                                     2001                        2002                      2003
-------------------------------------------------------------------------------------------------------------
Opportunity Fund                   $18,437*                    $79,468*                  $122,318*
-------------------------------------------------------------------------------------------------------------
International Fund                    **                          **                    $48,517***
-------------------------------------------------------------------------------------------------------------

*  For the periods prior to June 24, 2002, figures relate to the Predecessor
   Fund.
** The Fund had not commenced operations during the period indicated.
*** For the period September 9, 2002 to April 30, 2003.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, a Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:


-------------------------------------------------------------------------------------------------------------------
          Fund             Total Dollar Amount of Brokerage       Total Dollar Amount of Transactions Involving
                          Commissions for Research Services*       Brokerage Commissions for Research Services*
-------------------------------------------------------------------------------------------------------------------
Opportunity Fund                       $122,478                                      $31,576
-------------------------------------------------------------------------------------------------------------------
International Fund                    $43,079 **                                    $31,779**
-------------------------------------------------------------------------------------------------------------------

* For periods prior to June 24, 2002, figures relate to the Predecessor Fund. ** For the period May 1, 2002 to April 30, 2003.

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the affiliate and the Funds expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Funds for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended April 30, 2001, 2002 and 2003, the Funds paid no brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of "Regular Broker-Dealers." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of its most recent fiscal year. As of April 30, 2003, the Funds did not hold any securities of regular brokers or dealers.

Portfolio Turnover Rate. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Funds may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Funds' two most recently completed fiscal years ended April 30, 2002 and 2003, the portfolio turnover rate for the Funds was as follows:


----------------------------------------------------------------------------------------------
            Fund                                       Portfolio Turnover Rate
----------------------------------------------------------------------------------------------
                                            2002                                     2003
----------------------------------------------------------------------------------------------
Opportunity Fund                            47%                                      118%
----------------------------------------------------------------------------------------------
International Fund                           *                                       95%**
----------------------------------------------------------------------------------------------

* The Fund had not commenced operations during the period indicated. ** For the period September 9, 2002 to April 30, 2003.


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.


LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment Advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust, unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a trustee's individual liability in any manner inconsistent with the Federal Securities laws.


PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

Beginning in 2004, the Trust will be required to disclose annually each Fund's complete proxy voting record on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and will be filed no later than August 31, 2004. Once filed, Form N-PX for each Fund will be available upon request by calling 1-866-777-8227 or by writing to the Funds at Cambiar Opportunity Fund, PO Box 219009, Kansas City, MO 64121. Each Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.


CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

5% AND 25% SHAREHOLDERS

As of August 1, 2003, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.

Opportunity Fund

Shareholder                                                                %
-----------                                                                -
Charles Schwab & Co Inc                                                60.28
Reinvest Account
Attn:  Mutual Funds
101 Montgomery Street
San Francisco,  CA  94104-4122

International Equity Fund

Shareholder                                                                %
-----------                                                                -
none

The Funds believe that most of the shares referred to above are held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of that Fund on any matter requiring the approval of shareholders of that Fund.


EXPERTS

The financial statements incorporated by reference in the prospectus have been audited by PricewaterhouseCoopers LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

APPENDIX A - BOND RATINGS

Moody's Investors Service, Inc.

Preferred Stock Ratings
-----------------------

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally
-----------------------------------------------

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by
         (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally
-----------------------------------------------------------------

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
                  o Leading market positions in well-established industries.
                  o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
                  o Broad margins in earnings coverage of fixed financial
                    charges and high internal cash generation.
                  o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Rating Services

Long-Term Issue Credit Ratings
------------------------------

Issue credit ratings are based, in varying degrees, on the following considerations:

o Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o  Nature of and provisions of the obligation;

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings
-------------------------------

A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks
-----------------------------------------

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

Fitch Inc. Ratings

International Long-Term Credit Ratings:
---------------------------------------

Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

International Short-Term Credit Ratings
---------------------------------------

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D                 Default.  Denotes actual or imminent payment default.

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1". "NR" indicates that Fitch Inc. does not rate the issuer or issue in question. A rating is "withdrawn" when Fitch Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced. Ratings are placed on "RatingAlert" to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

CAMBIAR INVESTORS, LLC PROXY VOTING POLICY AND PROCEDURES
---------------------------------------------------------

Objective: The objective of Cambiar Investors, LLC's proxy voting process is to maximize the long-term investment performance of our clients.

Policy: It is Cambiar's policy to vote all proxy proposals in accordance with management recommendations except in instances where the effect of particular resolutions could adversely affect shareholder value. In such cases, it is Cambiar's policy to vote against these proposals.

Procedure:  The procedure for processing proxy ballots is as follows:

1. Custodians are directed to send all proxy material to ISS (Institutional Shareholder Services) whom Cambiar Investors, LLC has retained to act as our voting agent.

2. The Proxy Administrator reviews the research provided by ISS for each company meeting and each proposal. If ISS's recommendations agree and favor management they are instructed to vote according to management's recommendations.

3. If non-routine proposals or proposals considered to have a potential negative investment performance impact are discovered or ISS recommends a vote against a management recommendation, the Proxy Administrator will review the particular resolutions with the Portfolio Manager responsible for the investment and instruct ISS to vote per the Portfolio Manager's recommendations.

              In the event of a conflict of interest, Cambiar will notify its clients of said conflict and vote according to ISS recommendations to ensure the best interest of it's clients are met.

4. ISS provides reports and a record of all accounts and companies voted and provides Cambiar Investors, LLC with monthly and/or quarterly reports as required.

5. The Proxy Administrator reviews at least annually with the Portfolio Managers our proxy voting record.

6.            Copies of this procedure can be obtained free of charge by:
              >> calling Cambiar Investors, LLC toll-free at 888-673-9950 or >> by visiting our web site at http://www.cambiar.com or
              >> by writing us at: 2401 E. Second Ave. #400, Denver, CO 80206

7. By August 31, 2004 Cambiar's annual proxy voting record for the previous 12 months ending June 30 may be obtained free of charge by:
              >> calling 888-673-9950 or
              >> by visiting our web site at http://www.cambiar.com or
              >> by writing us at: 2401 E. Second Ave. #400, Denver, CO 80206

ISS Proxy Voting Guidelines Summary

The following is a concise summary of ISS's proxy voting policy guidelines.

1. Auditors

Vote for proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent

o   Fees for non-audit services are excessive, or

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

9.  Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o   Historic trading patterns

o   Rationale for the repricing

o   Value-for-value exchange

o   Option vesting

o   Term of the option

o   Exercise price

o   Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

o   Purchase price is at least 85 percent of fair market value

o   Offering period is 27 months or less, and

o   Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                       STATEMENT OF ADDITIONAL INFORMATION

                    CHICAGO ASSET MANAGEMENT VALUE PORTFOLIO

                   A SERIES OF THE ADVISORS' INNER CIRCLE FUND
                                SEPTEMBER 1, 2003

                               INVESTMENT ADVISER:
                        CHICAGO ASSET MANAGEMENT COMPANY



This Statement of Additional Information (SAI) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors Inner Circle Fund (the "Trust") and the Chicago Asset Management Value Portfolio (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the Fund's prospectus dated September 1, 2003. Capitalized terms not defined herein are defined in the prospectus. The financial statements for the fiscal year ended April 30, 2003, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference. A copy of the 2003 Annual Report to Shareholders must accompany the delivery of this Statement of Additional Information. Shareholders may get copies of the Fund's prospectus or Annual Reports free of charge by writing the Fund or calling the Fund toll-free at 866-39-CAMCO (866-392-2626).

                                TABLE OF CONTENTS
                                -----------------

THE TRUST.................................................................S-1
GLOSSARY..................................................................S-1
DESCRIPTION OF PERMITTED INVESTMENTS......................................S-2
INVESTMENT POLICIES OF THE FUND..........................................S-27
INVESTMENT ADVISORY AND OTHER SERVICES...................................S-29
THE ADMINISTRATOR........................................................S-29
THE DISTRIBUTOR..........................................................S-30
TRANSFER AGENT...........................................................S-31
CUSTODIAN................................................................S-31
INDEPENDENT ACCOUNTANT...................................................S-31
LEGAL COUNSEL............................................................S-31
TRUSTEES AND OFFICERS OF THE TRUST.......................................S-31
PERFORMANCE INFORMATION..................................................S-31
CALCULATION OF TOTAL RETURN..............................................S-35
PURCHASING AND REDEEMING SHARES..........................................S-36
DETERMINATION OF NET ASSET VALUE.........................................S-37
FEDERAL TAXES............................................................S-37
BROKERAGE ALLOCATION AND OTHER PRACTICES.................................S-39
DESCRIPTION OF SHARES....................................................S-42
SHAREHOLDER LIABILITY....................................................S-42
LIMITATION OF TRUSTEES' LIABILITY........................................S-42
PROXY VOTING.............................................................S-43
CODES OF ETHICS..........................................................S-43
5% AND 25% SHAREHOLDERS..................................................S-43
EXPERTS  S-43
APPENDIX A - BOND RATINGS.................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES.........................B-1

September 1, 2003
                                CAM-SX-001-0200

THE TRUST

GENERAL. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. The Fund is a separate mutual fund, and each share of the Fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Fund generally pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

HISTORY OF THE FUND. The Fund is the successor to the UAM Funds Trust Chicago Asset Management Value/Contrarian Portfolio (the "Predecessor Fund"). The Predecessor Fund was managed by Chicago Asset Management Company ("CAMCO" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Fund. The Predecessor Fund's date of inception was December 16, 1994. The Predecessor Fund dissolved and reorganized into the Chicago Asset Management Value Portfolio on June 24, 2002. Substantially all of the assets of the Predecessor Fund were acquired by the Fund in connection with its commencement of operations on June 24, 2002.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

GLOSSARY

All terms that this SAI does not otherwise define have the same meaning in the SAI as they do in the Fund's prospectus.

     o 1933 Act means the Securities Act of 1933, as amended.

     o 1934 Act means the Securities Exchange Act of 1934, as amended.

     o 1940 Act means the Investment Company Act of 1940, as amended.

     o Adviser means Chicago Asset Management Company, the investment adviser to the Fund.

     o Board Member refers to a single member of the Trust's Board of Trustees.

     o Board refers to the Trust's Board of Trustees as a group.

     o Trust refers to The Advisors' Inner Circle Fund.

     o NAV is the net asset value per share of the Fund.

     o NYSE is the New York Stock Exchange.

     o SEC is the U.S. Securities and Exchange Commission.

     o Administrator is SEI Investments Global Funds Services.

     o Distributor is SEI Investments Distribution Co.


Capitalized terms not defined herein are defined in the Fund's prospectus.


DESCRIPTION OF PERMITTED INVESTMENTS

WHAT INVESTMENT STRATEGIES MAY THE FUND USE?

The Fund's investment objectives and principal investment strategies are described in the prospectus. The Fund is classified as a "diversified" investment company under the 1940 Act. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

DEBT SECURITIES
---------------

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Types of Debt Securities:

U.S. GOVERNMENT SECURITIES - U.S. Government Securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities that are described under "Mortgage-Backed Securities" and "Other Asset-Backed Securities." This SAI discusses mortgage-backed treasury and agency securities in detail in "Mortgage-Backed Securities" and "Other Asset-Backed Securities."

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

    o  By the right of the issuer to borrow from the U.S. Treasury;

    o By the discretionary authority of the U.S. government to buy the obligations of the agency; or

    o  By the credit of the sponsoring agency.

While U.S. Government Securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. Government Securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. Government Securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

CORPORATE BONDS - Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of a Fund's shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

COMMERCIAL BANKS, SAVINGS AND LOAN INSTITUTIONS, PRIVATE MORTGAGE INSURANCE COMPANIES, MORTGAGE BANKERS AND OTHER SECONDARY MARKET ISSUERS - Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES - Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

OTHER ASSET-BACKED SECURITIES - These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion ("liquidity protection"). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool ("credit support"). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT-TERM INVESTMENTS - To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, a Fund may invest a portion of its assets in the short-term securities listed below, U.S. Government Securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

BANK OBLIGATIONS - The Fund will only invest in a security issued by a commercial bank if the bank:

o Has total assets of at least $1 billion, or the equivalent in other currencies;
o Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and
o Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

TIME DEPOSITS - Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

CERTIFICATES OF DEPOSIT - Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

BANKERS' ACCEPTANCE - A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

COMMERCIAL PAPER - Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard and Poor's Ratings Services ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service ("Moody's"), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or by S&P. See "Bond Ratings" for a description of commercial paper ratings.

STRIPPED MORTGAGE-BACKED SECURITIES - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO class"). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

YANKEE BONDS - Yankee bonds are dollar-denominated bonds issued inside the U.S. by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See "FOREIGN SECURITIES."

ZERO COUPON BONDS - These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. A Fund's investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments ("coupons") separated from the underlying principal ("corpus") by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities," a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND:

MATURITY - Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (call dates). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

DURATION - Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of four years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES - The total return of a debt instrument is composed of two elements: the percentage change in the security's price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

o      INTEREST RATES

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

o      PREPAYMENT RISK

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can reduce the value of mortgage-backed securities, which may cause your share price to fall. Lower rates may motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund. If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

o      EXTENSION RISK

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of a Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. Government Securities as a means of "locking in" interest rates.

o      CREDIT RATING

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as three-month treasury bills, are considered "risk free." Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher "risk premium" in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this "risk premium." If an issuer's outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond. If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency's assessment of the issuer's financial strength. The Fund currently uses ratings compiled by Moody's, S&P, and Fitch. Credit ratings are only an agency's opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section "Bond Ratings" contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security's rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded. The Fund may invest in securities of any rating.

DERIVATIVES
-----------

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund's prospectus, the Fund may use derivatives for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. A Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as "hedging"). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES:

FUTURES - A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the U.S. on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit "initial margin" with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party's position declines, that party must make additional "variation margin" payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as "marking to the market."

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.


OPTIONS - An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the "strike price" or "exercise price") at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a "call" (the right to buy the security) or a "put" (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or "OTC options"). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

o      PURCHASING PUT AND CALL OPTIONS


When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the "option premium"). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities ("protective puts") or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

    o  Allowing it to expire and losing its entire premium;
    o Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or
    o  Closing it out in the secondary market at its current price.

o      SELLING (WRITING) PUT AND CALL OPTIONS

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. A Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.


A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, a Fund would expect the put option to expire and the premium it received to offset the increase in the security's value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, a Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security's value. However, a Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning, among other things:

    o The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

    o A call option on the same security or index with the same or lesser exercise price;

    o A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

    o Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

    o In the case of an index, the portfolio of securities that corresponds to the index.


At the time of selling a put option, a Fund may cover the put option by, among other things:

    o  Entering into a short position in the underlying security;

    o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

    o Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

    o  Maintaining the entire exercise price in liquid securities.

o      OPTIONS ON SECURITIES INDICES

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

o      OPTIONS ON FUTURES


An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

o      COMBINED POSITIONS


A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


o      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS


A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

    o Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

    o Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

    o  Do not require an initial margin deposit.

    o May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.


FOREIGN CURRENCY HEDGING STRATEGIES - A "settlement hedge" or "transaction hedge" is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund's investment is denominated. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.


SWAPS, CAPS, COLLARS AND FLOORS
-------------------------------

SWAP AGREEMENTS - A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund's gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

o      EQUITY SWAPS

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

o      INTEREST RATE SWAPS


Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are "fixed-for floating rate swaps," "termed basis swaps" and "index amortizing swaps." Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

o      CURRENCY SWAPS

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

CAPS, COLLARS AND FLOORS - Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions. Derivatives may magnify a Fund's gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

CORRELATION OF PRICES - A Fund's ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if a Fund's prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

    o current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

    o a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

    o differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund's investments precisely over time.

LACK OF LIQUIDITY - Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position. In an illiquid market, a Fund may:

    o have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

    o  have to purchase or sell the instrument underlying the contract;

    o  not be able to hedge its investments; and

    o  not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

    o an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

    o unusual or unforeseen circumstances may interrupt normal operations of an exchange;

    o the facilities of the exchange may not be adequate to handle current trading volume;

    o equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

    o investors may lose interest in a particular derivative or category of derivatives.

MANAGEMENT RISK - If the Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the Adviser's expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Adviser's expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

MARGIN - Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.


If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.


VOLATILITY AND LEVERAGE - The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

    o  actual and anticipated changes in interest rates;

    o  fiscal and monetary policies; and

    o  national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

EQUITY SECURITIES
-----------------

TYPES OF EQUITY SECURITIES:


COMMON STOCKS - Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the Board.

PREFERRED STOCKS - Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

CONVERTIBLE SECURITIES - Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at a Fund's option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer's capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government Securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund's synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing "time value" as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position "matures" because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

RIGHTS AND WARRANTS - A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES:

GENERAL RISKS OF INVESTING IN STOCKS - While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of:

    o Factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services;

    o Factors affecting an entire industry, such as increases in production costs; and

    o Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

SMALL AND MEDIUM-SIZED COMPANIES - Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

TECHNOLOGY COMPANIES - Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

INITIAL PUBLIC OFFERINGS ("IPO") - A Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund's performance likely will decrease as the Fund's asset size increases, which could reduce the Fund's total returns. IPOs may not be consistently available to a Fund for investing, particularly as the Fund's asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund's portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund's investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

FOREIGN SECURITIES
------------------

TYPES OF FOREIGN SECURITIES:

Foreign securities are debt and equity securities that are traded in markets outside of the U.S.. The markets in which these securities are located can be developed or emerging. Investors can invest in foreign securities in a number of ways:

    o They can invest directly in foreign securities denominated in a foreign currency;

    o They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

    o  They can invest in investment funds.

AMERICAN DEPOSITARY RECEIPTS (ADRS) - American Depositary Receipts (ADRs) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the U.S. or elsewhere. A custodian bank or similar financial institution in the issuer's home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. ADRs are subject to many of the risks associated with investing directly in foreign securities. Europeans Depositary Receipts are similar to ADRs, except that they are typically issued by European Banks or trust companies.

EMERGING MARKETS - An "emerging country" is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

INVESTMENT FUNDS - Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

POLITICAL AND ECONOMIC FACTORS - Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

    o The economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

    o Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

    o The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

    o The internal policies of a particular foreign country may be less stable than in the U.S.. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

    o A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit a fund's ability to invest in a particular country or make it very expensive for a Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

INFORMATION AND SUPERVISION - There is generally less publicly available information about foreign companies than companies based in the U.S.. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

STOCK EXCHANGE AND MARKET RISK - The Adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the U.S. will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the U.S.. Foreign stock markets tend to differ from those in the U.S. in a number of ways.

Foreign stock markets:

    o are generally more volatile than, and not as developed or efficient as, those in the U.S.;

    o  have substantially less volume;

    o trade securities that tend to be less liquid and experience rapid and erratic price movements;

    o have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

    o employ trading, settlement and custodial practices less developed than those in U.S. markets; and

    o may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

    o foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

    o adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

    o in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the U.S..

    o OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

    o economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

    o restrictions on transferring securities within the U.S. or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

FOREIGN CURRENCY RISK - While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

    o It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

    o Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

    o Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

    o There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

    o Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

    o The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.


TAXES - Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

EMERGING MARKETS - Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

    o  Have relatively unstable governments;

    o Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

    o  Offer less protection of property rights than more developed countries;
       and

    o Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.


THE EURO - Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by a Fund may be denominated in the euro.

INVESTMENT COMPANIES
--------------------

A Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by a Fund. Like other shareholders, a Fund would pay its proportionate share of those fees. Consequently, shareholders of a Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. A Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpertation thereunder.

REPURCHASE AGREEMENTS
---------------------

In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than seven days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

When a Fund enters into a repurchase agreement it will:

    o Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

    o Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to "mark to the market" on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, a Fund's right to sell the security may be restricted. In addition, the value of the security might decline before a Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES
---------------------

The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund's investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING
------------------

 The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES
-----------

DESCRIPTION OF SHORT SALES:

Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

    o  Take advantage of an anticipated decline in prices.

    o  Protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund may be required to pay a premium, which would increase the cost of the security sold. The Fund will also incur transaction costs in effecting short sales. A Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.


SHORT SALES AGAINST THE BOX - In addition, a Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. A Fund will incur transaction costs to open, maintain and close short sales against the box. For tax purposes, a short sale against the box may be a taxable event to the Fund.

RESTRICTIONS ON SHORT SALES:

A Fund will not short sell a security if:

    o After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets.

    o The market value of the securities of any single issuer that have been sold short by a Fund would exceed two percent (2%) of the value of a Fund's net assets.

    o Any security sold short would constitute more than two percent (2%) of any class of the issuer's securities.

Whenever a Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government Securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED - DELIVERY AND FORWARD TRANSACTIONS
--------------------------------------------------------

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. "Delayed delivery" refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities a Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. A Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

A Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery or forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed delivery or forward delivery transactions. A fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.


INVESTMENT POLICIES OF THE FUND

Unless otherwise noted, the Fund will determine compliance with the investment limitation percentages below (with the exception of a limitation relating to borrowing) and other investment requirements in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund generally will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations.

FUNDAMENTAL POLICIES
--------------------

The following investment limitations are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act.

The Fund will not:

    o Make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

    o Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

    o Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

    o Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

    o Purchase or sell real estate, except: (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction; (2) that the Fund may invest in securities of issuers that deal or invest in real estate; and
       (3) that the Fund may purchase securities secured by real estate or interests therein.

    o Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

    o Underwrite the securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

    o Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

NON-FUNDAMENTAL POLICIES


The following limitations are non-fundamental, which means the Fund may change them without shareholder approval.

    o The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

       Notwithstanding the investment restriction above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

    o The Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

    o The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

    o  The Fund may invest in the securities of foreign issuers.

    o The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

    o The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

    o The Fund may write covered call options and may buy and sell put and call options.

    o  The Fund may enter into repurchase agreements.

    o The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund's total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

    o The Fund may sell securities short and engage in short sales "against the box."

    o  The Fund may enter into swap transactions.

Further, the Fund may not change its investment strategy to invest at least 80% of its net assets in companies with market capitalizations over $1 billion at the time of initial purchase without 60 days' prior notice to shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

Chicago Asset Management Company, a Delaware corporation located at 70 West Madison Street, Suite 400, Chicago, Illinois 60602, is the investment adviser to the Fund. The adviser manages and supervises the investment of the Fund's assets on a discretionary basis. The adviser has specialized in the active management of stocks, bonds and balanced portfolios for institutional and tax-exempt clients since 1983. The adviser provides investment management services to corporations, unions, pension and profit sharing plans, trusts and other institutions. In addition, the corporation manages money for individual private clients. The investment adviser is owned by twelve employees.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

ADVISORY FEES PAID TO THE ADVISER. For its services, the Fund pays the Advisor annual fees, which are expressed in the prospectus as a percentage of the average daily net assets of the Fund. Due to the effect of fee waivers by the Adviser, the actual percentage of average net assets that a Fund pays in any given year may be different from the rate set forth in its contract with the Adviser. For the fiscal years ended April 30, 2001, 2002 and 2003, the Fund and the Predecessor Fund paid the following in management fees to the Adviser:

----------------------------------------------------------------------------------------------------------
      FUND                       FEES PAID*                                 FEES WAIVED*
----------------------------------------------------------------------------------------------------------
                      2001           2002         2003           2001            2002          2003
----------------------------------------------------------------------------------------------------------
Value Fund         $397,538       $288,292     $190,232           $0           $52,205        $98,150
----------------------------------------------------------------------------------------------------------

* For periods prior to June 24, 2002, figures relate to the Predecessor Fund.

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for each Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services under the Administration Agreement, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.12% for the first $250 million in assets, 0.10% for the next $250 million in assets, 0.08% for the next $250 million in assets and 0.04% for all assets greater than $750 million. The minimum fee is $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, an additional $75,000 for each additional portfolio over three and $20,000 for each additional class per portfolio after the first class, apportioned to the Fund as a percentage of average daily net assets. Due to these minimums, the annual administration fee each Fund pays will exceed the above percentages at low asset levels. For the fiscal years ended April 30, 2001, 2002 and 2003, the Fund and the Predecessor Fund paid the following administration fees:


---------------------------------------------------------------------------------------------------------------
                FUND                                          ADMINISTRATION FEE*
---------------------------------------------------------------------------------------------------------------
                                            2001                    2002                      2003
---------------------------------------------------------------------------------------------------------------
               Value Fund                  $134,077                $105,164                  $121,860
---------------------------------------------------------------------------------------------------------------

* UAM Fund Services, Inc. ("UAMFSI") served as the administrator to the Predecessor Fund until April 1, 2001, at which time SEI Investments Global Funds Services became administrator. The Administrator served as sub-administrator to the Predecessor Fund. Prior to 2001, UAMFSI's Administration Fee included amounts paid to the Predecessor Fund's transfer agent and shareholder servicing agent.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

TRANSFER AGENT

DST Systems, Inc., 330 W 9th Street, Kansas City, MO 64105 serves as the Fund's transfer agent.

CUSTODIAN

Union Bank of California, 475 Sansome Street, 15th Floor, San Francisco, California 94111 (the "Custodian") acts as custodian for the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT ACCOUNTANT

PricewaterhouseCoopers LLP serves as independent public accountant for the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (Since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee (Since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (Since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

    o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times in the most recently completed fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met twenty times in the most recently completed fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser's reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received or discussed at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to approve the Agreement for an initial two-year term.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


---------------------------------------------------------------------------------------------------------------------
        NAME                DOLLAR RANGE OF FUND SHARES (FUND)*        AGGREGATE DOLLAR RANGE OF SHARES (ALL FUNDS)*
---------------------------------------------------------------------------------------------------------------------
Nesher
                                           None

-----------------------------------------------------------------------
Cooney
                                           None

-----------------------------------------------------------------------
Doran
                                           None

-----------------------------------------------------------------------
Patterson                                                                                  None
                                           None

-----------------------------------------------------------------------
Peters                                     None

-----------------------------------------------------------------------
Storey
                                           None

-----------------------------------------------------------------------
Sullivan
                                           None

---------------------------------------------------------------------------------------------------------------------

* Valuation date is December 31, 2002.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


-----------------------------------------------------------------------------------------------------------------------
         Name            Aggregate        Pension or Retirement       Estimated Annual    Total Compensation from the
                       Compensation    Benefits Accrued as Part of      Benefits Upon       Trust and Fund Complex*
                                              Fund Expenses              Retirement
-----------------------------------------------------------------------------------------------------------------------
Nesher                      $0                     N/A                       N/A                       $0
-----------------------------------------------------------------------------------------------------------------------
Cooney                    $27,522                  N/A                       N/A                    $27,522
-----------------------------------------------------------------------------------------------------------------------
Doran                       $0                     N/A                       N/A                       $0
-----------------------------------------------------------------------------------------------------------------------
Patterson                 $27,753                  N/A                       N/A                    $27,753
-----------------------------------------------------------------------------------------------------------------------
Peters                    $27,753                  N/A                       N/A                    $27,753
-----------------------------------------------------------------------------------------------------------------------
Storey                    $27,753                  N/A                       N/A                    $27,753
-----------------------------------------------------------------------------------------------------------------------
Sullivan                  $27,753                  N/A                       N/A                    $27,753
----------------------------------------------------------------------------------------------------------------------

* The Trust is the only investment company in the "Fund Complex."

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group 1998-2000. Associate at Pepper Hamilton LLP (law firm), 1997-1998.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

PETER GOLDEN (DOB 06/27/64) - Assistant Controller and Chief Financial Officer (since 2003) -- Director of Global Fund Services since June 2001. Vice President of Funds Administration for J.P. Morgan Chase & Co., 2000-2001. Vice President of Pension and Mutual Fund Accounting for Chase Manhattan Bank, 1997-2000.

JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001. Associate at Seward & Kissel (law firm), 1996-1998.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary (since 2002)
- Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

PERFORMANCE INFORMATION

From time to time, the Fund may include its yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Fund refers to the annualized income generated by an investment in that Fund over a specified 30-day period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Calculation of Total Return" for more information on methodology of calculations.

Performance information for the Fund contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION. The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

HISTORICAL PERFORMANCE. The average annual total return for the Fund was as follows for the one-year, five-year, ten-year and since inception periods ended April 30, 2003.

------------------------------------------------------------------------------------------------------------------------
               FUND (INCEPTION DATE)                                     AVERAGE ANNUAL TOTAL RETURN*
------------------------------------------------------------------------------------------------------------------------
                                                          ONE YEAR              FIVE YEAR          SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------
                  Value Fund (12/16/94)                    (14.93)%               (2.45)%                6.74%
------------------------------------------------------------------------------------------------------------------------

* For the periods prior to June 24, 2002, figures relate to the Predecessor
  Fund.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

FEDERAL TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisers with specific reference to their own tax situation, including their state, local and foreign tax liabilities.

This general discussion of certain federal income tax consequences is based on the Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year so that the Fund itself generally will be relieved of federal income and excise taxes. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gains over long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts derived with respect to its business of investing in such stock, securities or currencies; and (ii) at the end of each fiscal quarter of a Fund's taxable year, at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of a Fund's taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government Securities or securities of other RICs) of any one issuer or two or more issuers that a Fund controls and which are engaged in the same, or similar, or related trades or businesses. For purposes of the 90% gross income requirement above, foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement. If a Fund were to fail to so qualify: (1) it would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. The Board reserves the right not to maintain qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund's dividends that are paid to their corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

In addition, to avoid a 4% nondeductible federal excise tax, the Internal Revenue Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to make sufficient distributions to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to completely eliminate such tax.

The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to the shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

The Fund receives income generally in the form of dividends and interest on investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by a Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as a return of capital.

A Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, it may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. It is not anticipated that the Fund will be eligible to make this election.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

In certain cases, the Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Fund. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended April 30, 2001, 2002 and 2003, the Fund paid the following aggregate brokerage commissions on portfolio transactions:

-----------------------------------------------------------------------------------------------------------
       FUND                          AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID*
-----------------------------------------------------------------------------------------------------------
                         2001                      2002                              2003
-----------------------------------------------------------------------------------------------------------
       Value Fund       $181,590                  $96,029                           $49,822
-----------------------------------------------------------------------------------------------------------

* For the periods prior to June 24, 2002, figures relate to the Predecessor
Fund.


BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:


-----------------------------------------------------------------------------------------------------------------------
        FUND          TOTAL DOLLAR AMOUNT OF BROKERAGE COMMISSIONS    TOTAL DOLLAR AMOUNT OF TRANSACTIONS INVOLVING
                                 FOR RESEARCH SERVICES*               BROKERAGE COMMISSIONS FOR RESEARCH SERVICES*
-----------------------------------------------------------------------------------------------------------------------
        Value Fund                     $27,797                                       $10,111,807
-----------------------------------------------------------------------------------------------------------------------


* For periods prior to June 24,2002, figures relate to the Predecessor Fund.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

FOR THE FISCAL YEARS ENDED APRIL 30, 2001, 2002 AND 2003, THE FUND PAID NO BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS EFFECTED BY AFFILIATED BROKERS.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of April 30, 2003, the fund held $1,879,611 in common stock of Banc of America Investment Service, $1,450,428 in common stock of Bear, Stearns & Co., Inc. and $143,639 in a repurchase agreement with Morgan Stanley Dean Witter, Inc.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. The Fund may at times hold investments in short-term instruments, which are excluded for purposes of computing portfolio turnover. For the Fund's two most recently completed fiscal years ended April 30, 2001 and 2002, the portfolio turnover rate for each of the Fund was as follows:


---------------------------------------------------------------------------------------------------
            FUND                                          PORTFOLIO TURNOVER RATE
---------------------------------------------------------------------------------------------------
                                             2002                                      2003
---------------------------------------------------------------------------------------------------
Value Fund                                   43%                                        30%
---------------------------------------------------------------------------------------------------


DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a trustee's individual liability in any manner inconsistent with the Federal Securities laws.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI.

Beginning in 2004, the Trust will be required to disclose annually the Fund's complete proxy voting record on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and is due no later than August 31, 2004. Once filed, Form N-PX for the Fund will be available upon request by calling 1-866-39-CAMCO (866-392-2626) or by writing to the Fund at Chicago Asset Management Portfolio, PO Box 219009 Kansas City, MO 64121. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

5% AND 25% SHAREHOLDERS

As of August 1, 2003, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% to 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of the Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act.



      Shareholder                                                  %
      -----------                                                  -

     UMBSC & Co.*                                                 99.20%
     FBO Interstate Brands
     P.O. Box 419175 Kansas City, MO 64141-6175

The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed above as owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) the Portfolio. Shareholders controlling a Portfolio could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholders of the Portfolio.

EXPERTS

The financial statements incorporated by reference in the prospectus have been audited by PricewaterhouseCoopers LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

APPENDIX A - BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Preferred Stock Ratings
-----------------------

         aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

         a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa An issue that which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

         caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

         ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

         c This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

         plus (+) or minus (-): Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Debt Ratings - Taxable Debt & Deposits Globally
-----------------------------------------------

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  This rating applies only to U.S. Tax-Exempt Municipals Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Prime Rating System - Taxable Debt & Deposits Globally
-----------------------------------------------------------------

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institution) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    o  Leading market positions in well-established industries.
    o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
    o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES

Long-Term Issue Credit Ratings
------------------------------

Issue credit ratings are based, in varying degrees, on the following considerations:

0 Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

0       Nature of and provisions of the obligation;

0 Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. Accordingly, in the case of junior debt, the rating may not conform exactly to the category definition.

         AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated "CCC" is currently vulnerable to non-payment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

         CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

         C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to non-payment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" will also be assigned to a preferred stock issue in arrears on dividends or sinking portfolio payments, but that is currently paying.

         D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligation linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Short-Term Issue Credit Ratings

         A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poors' believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks
-----------------------------------------

Country risks considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identity those instances where sovereign risks make them different for the same issuer.

FITCH INC. RATINGS

International Long-Term Credit Ratings
--------------------------------------

         Investment Grade

         AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC,CC,C          High default risk. Default is a real possibility.
                           Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         DDD,DD,D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "D" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                           Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         International Short-Term Credit Ratings
         ---------------------------------------

         F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D        Default.  Denotes actual or imminent payment default.

NOTES: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1".

"NR" indicates that Fitch Inc. does not rate the issuer or issue in question.

A rating is "withdrawn" when Fitch Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Ratings are placed on "RatingAlert" to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES





                        CHICAGO ASSET MANAGEMENT COMPANY

                             PROXY VOTING GUIDELINES

                      LARGE CAPEQUITY AND SMALL CAP EQUITY

                                   EXAMPLES OF

                      MANAGEMENT AND SHAREHOLDER PROPOSALS

                   COMMONLY ADDRESSED IN PROXY VOTING POLICIES

ROUTINE MANAGEMENT PROPOSALS

o        Ratifying Auditors
o        Meeting Formalities
o        Approval of Financial Statements
o        Set/Eliminate Dividends
o        Approve Stock Splits or Reverse Stock Splits
o        Transact Other Business

BOARDS OF DIRECTORS

o        Election of Directors (Uncontested Elections)
o        Election of Alternate Slate of Directors  (Contested Elections)
o        Separation of Board and Management Roles
o        Minimum Stock Ownership for Directors
o        Shareholder Ability to Call Special Meetings or Act by Written Consent
o        Interim Board Appointments
o        Proposals Seeking a Majority of Independent Directors
o        Director Liability and Indemnification
o        Nominating Process
o        Size of Boards of Directors
o        Term & Age Limits for Directors
o        Confidential Voting at General Meetings
o        Cumulative Voting for Directors
o        Classified or Staggered Boards

APPOINTMENT OF AUDITORS

o        Independence of Auditors
o        Internal or Statutory Auditors
o        Indemnification of Auditors
o        Seek Bids from Auditors
o        Restore Shareholder Approval of Auditor Ratification
o        Authorize Remuneration of the Auditors
o        Special Auditors' Report and Related-Party Transactions

EXECUTIVE AND DIRECTOR COMPENSATION

o        Stock Option Plans
o        Management Proposals to Reprice Options
o        Incentive Compensation Plans
o        Severance Packages
o        Golden and Tin Parachutes
o        Director Compensation and Share Ownership
o        Director Remuneration
o        Director Retirement Plans
o        Employee Stock Purchase Plans

o        Employee Stock Ownership Plans ("ESOPs")

MERGERS AND ACQUISITIONS

o        Takeover Protection
o        Poison Pills
o        Defensive Use of Authorized Share Issuance
o        "White Squire" Placements
o        "Lock Up" Arrangements and Leveraged Buyouts
o        Supermajority Shareholder Voting Requirements

AMENDMENTS TO CORPORATE CHARTER

o        Expansion of Business Activity
o        Reincorporation Proposals

CAPITAL STRUCTURE
o        Common Stock Authorization
o        Share Issuances & Preemptive Rights
o        Share Buybacks
o        Demergers or Spin-offs
o        Reduction of Share Capital
o        Pre-Approved Private Placements
o        Tracking Stock
o        Forward and Reverse Stock Splits
o        Scheme of Arrangement
o        Control and Profit Transfer Agreement
o        Financing Plans
o        Adjustments to Par Value
o        Capitalization of Reserves

SHAREHOLDER RIGHTS

o        Dual Class Recapitalization & Exchange Offers
o        Unequal or Subordinate Voting Shares
o        Super-Majority Approval of Business Transactions
o        "Greenmail"
o        Fair Price Amendments
o        Linked Proposals
o        Unlimited Share Issues - "Blank Check" Preferreds
o        Stakeholder Proposals

SOCIAL AND ETHICAL ISSUES
o        Environment
o        Anti-Tobacco Proposals
o        Human Rights
o        Employment and Labor
o        Animal Testing
o        Political Contributions

                                            PROXY VOTING POLICIES

                                          I. THE BOARD OF DIRECTORS

A.    VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a CASE-BY-CASE basis, examining some of the following factors:

   o  long-term corporate performance record relative to a market index;
   o  nominee's investment in the company;

In cases of significant votes and when information is readily available, we also review:

   o board decisions regarding executive pay;
   o director compensation;
   o number of other board seats by nominee

B. CHAIRMAN AND CEO IS THE SAME PERSON

We vote on a CASE-BY-CASE basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

C.    MAJORITY OF INDEPENDENT DIRECTORS

Shareholder proposals that request that the board be comprised of a majority of independent directors are evaluated on a CASE-BY-CASE basis.

D.    STOCK OWNERSHIP REQUIREMENTS

We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.    TERM OF OFFICE

We vote AGAINST shareholder proposals to limit the tenure of outside directors.

F.    DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We vote AGAINST proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; AND (2) only if the director's legal expenses would be covered.

G.    CHARITABLE CONTRIBUTIONS

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

                                              II. PROXY CONTESTS

A.    VOTING FOR DIRECTOR NOMINEES IN CONTEST ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering some of the following factors:

   o long-term financial performance of the target company relative to its industry;

   o management's track record;

   o background to the proxy contest;

   o qualifications of director nominees (both slates);

   o evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

   o stock ownership positions.


B.    REIMBURSE PROXY SOLICITATION EXPENSES

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.

                                                 III. AUDITORS

RATIFYING AUDITORS

We vote FOR proposals to ratify auditors, unless: an auditor is known to have a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

                                          IV. PROXY CONTEST DEFENSES

A.    BOARD STRUCTURE:  STAGGERED VS. ANNUAL ELECTIONS

We vote AGAINST proposals to classify the board.

We vote FOR proposals to repeal classified boards and to elect all directors annually.

B.    SHAREHOLDER ABILITY TO REMOVE DIRECTORS

We vote AGAINST proposals that provide that directors may be removed ONLY for cause.

We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C.    CUMULATIVE VOTING

We vote AGAINST proposals to eliminate cumulative voting.

We vote FOR proposals to permit cumulative voting.

D.    SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.    SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

We vote AGAINST proposals to restrict or prohibit shareholder to take action by written consent.

We vote FOR proposals to allow or make easier shareholder action by written consent.

F. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD

We vote FOR proposals that seek to fix the size of the board.

We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

                                           V. TENDER OFFER DEFENSES

A.    POISON PILLS

We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review on a CASE-BY-CASE basis shareholder proposal to redeem a company's poison pill.

We review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

B.    FAIR PRICE PROVISIONS

We vote FOR fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.    GREENMAIL

We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.    PALE GREENMAIL

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

E.    UNEQUAL VOTING RIGHTS

We vote AGAINST dual class exchange offers.

We vote AGAINST dual class recapitalizations.

F. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G.    SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS

We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H.    WHITE SQUIRE PLACEMENTS

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

                                    VI. MISCELLANEOUS GOVERNANCE PROVISIONS

A.    CONFIDENTIAL VOTING

We vote FOR shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follow: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote FOR management proposals to adopt confidential voting.

B.    EQUAL ACCESS

We vote FOR shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.    BUNDLED PROPOSALS

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder's best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.    SHAREHOLDER ADVISORY COMMITTEES

We review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.





                                            VII. CAPITAL STRUCTURE

A.    COMMON STOCK AUTHORIZATION

We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

On a CASE-BY-CASE basis we do some of the following:

We use quantitative criteria that measures the number of shares available for issuance after analyzing the company's industry and performance. Our first step is to determine the number of shares available for issuance (shares not outstanding and not reserved for issuance) as a percentage of the total number of authorized shares after accounting for the requested increase. Shares reserved for legitimate business purposes, such as stock splits or mergers, are subtracted from the pool of shares available. We then compare this percentage to an allowable cap developed for the company's peer group to determine if the requested increase is reasonable. Each peer group is broken down into four quartiles, and within each quartile an "allowable increase" for company is set. The top quartile performers will have the largest allowable increase.

If the requested increase is greater than the "allowable increase", we will vote AGAINST the proposal.

B.    REVERSE STOCK SPLITS

We will review management proposals to implement a reverse stock split on a CASE-BY-CASE basis. We will generally support a reverse stock split if management provides a reasonable justification for the split.

C.    BLANK CHECK PREFERRED AUTHORIZATION

We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

We review on a CASE-BY-CASE basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

We review on a CASE-BY-CASE basis proposals to increase the number of authorized blank check preferred shares. If the company does not have any preferred shares outstanding, we will vote against the requested increase. If the company does have preferred shares outstanding, we may use some of the criteria set forth in
Section VII A.

D.    SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK

We vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

E.    ADJUST PAR VALUE OF COMMON STOCK

We vote FOR management proposals to reduce the par value of common stock.

F.    PREEMPTIVE RIGHTS

We review on a CASE-BY-CASE basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

G.    DEBT RESTRUCTURING

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider some of the following issues:

   o DILUTION - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any further earnings be?

   o CHANGE IN CONTROL - Will the transaction result in a change in control of the company?

   o BANKRUPTCY - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H.    SHARE REPURCHASE PROGRAMS

We vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

                                   VIII. EXECUTIVE AND DIRECTOR COMPENSATION

In general, we vote on a CASE-BY-CASE basis on executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

In evaluating a pay plan, we may measure its dilutive effect both on shareholder wealth and on voting power. We may value equity-based compensation along with the cash components of pay. We may estimate the present value of all short- and long-term incentives, derivative awards, and cash/bonus compensation - which enables us to assign a dollar value to the amount of potential shareholder wealth transfer.

Our vote is based, in part, on a comparison of company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution. Administrative features are also factored into our vote. For example, our policy is that the plan should be administered by a committee of disinterested persons; insiders should not serve on compensation committees.

Other factors, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A. OBRA (THE 1989 OMNIBUS BUDGET RECONCILIATION ACT ) -RELATED COMPENSATION PROPOSALS

   o  Amendments that Place a Cap on Annual Grant or Amend Administrative
      Features

      We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

   o  Amendments to Added Performance-Based Goals

      We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

   o  Amendments to Increase Shares and Retain Tax Deductions Under OBRA

      Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
      Section 162(m) should be evaluated on a CASE-BY-CASE basis.

   o  Approval of Cash or Cash-and-Stock Bonus Plans

      We vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

B.    SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTORS PAY

We review on a CASE-BY-CASE basis all shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

C.    GOLDEN AND TIN PARACHUTES

We vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

D.    EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

E.    401(K) EMPLOYEE BENEFIT PLANS

We vote FOR proposals to implement a 401(k) savings plan for employees.

                                          IX. STATE OF INCORPORATION

A.    VOTING ON STATE TAKEOVER STATUES

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.    VOTING ON REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

                                    X. MERGERS AND CORPORATE RESTRUCTURINGS

A.    MERGERS AND ACQUISITIONS

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account some of the following:

   o  anticipated financial and operating benefits;
   o  offer price (cost vs. premium);
   o  prospects of the combined companies;
   o  how the deal was negotiated; and
   o  changes in corporate governance and their impact on shareholder rights.

B.    CORPORATE RESTRUCTURING

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a CASE-BY-CASE basis.

C.    SPIN-OFFS

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.

D.    ASSET SALES

Votes on asset sales are made on a CASE-BY-CASE basis after considering some of the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.    LIQUIDATIONS

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing some of management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.    APPRAISAL RIGHTS

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G.    CHANGING CORPORATE NAME

We vote FOR changing the corporate name.

                                            XI. MUTUAL FUND PROXIES

A.    ELECTION OF TRUSTEES

We vote on trustee nominations on a CASE-BY-CASE basis.

B.    INVESTMENT ADVISORY AGREEMENT

We vote on investment advisory agreements on a CASE-BY-CASE basis.

C.    FUNDAMENTAL INVESTMENT RESTRICTIONS

We vote on amendments to a fund's fundamental investment restrictions on a CASE-BY-CASE basis.

D.    DISTRIBUTION AGREEMENTS

We vote on distribution agreements on a CASE-BY-CASE basis.

                                     XII. SOCIAL AND ENVIRONMENTAL ISSUES

In general, we VOTE AGAINST shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

In most cases, however, we vote FOR disclosure reports that seek additional information that is not available elsewhere and that is not proprietary, particularly when it appears that companies have not adequately addressed shareholder's social and environmental concerns.

In determining our vote on shareholder social and environmental proposals, we also analyze some of the following factors:

   o whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

   o  the percentage of sales, assets and earnings affected;

   o the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

   o whether the issues presented should be dealt with through government or company-specific action;

   o whether the company has already responded in some appropriate manner to the request embodied in the proposal;

   o whether the company's analysis and voting recommendation to shareholders is persuasive;

   o  what other companies have done in response to the issue;

   o  whether the proposal itself is well framed and reasonable;

   o whether implementation of the proposal would achieve the objectives sought in the proposal; and

   o whether the subject of the proposal is best left to the discretion of the board.

Among the social and environmental issues to which we may apply this analysis are the following:

   o  Energy and Environment
   o  South Africa
   o  Northern Ireland
   o  Military Business
   o  Maquiladora Standards and International Operations Policies
   o  World Debt Crisis
   o  Equal Employment Opportunity and Discrimination
   o  Animal Rights
   o  Product Integrity and Marketing
   o  Human Resources Issue

                        CONFLICTS OF INTEREST GUIDELINES

The following procedures prescribe a three-step process for the Proxy Committee to use when an adviser, either directly or through an affiliate, may have a conflict of interest when voting proxies. The first step is to identify those issuers with which the adviser or its affiliates (collectively, the "adviser") has a significant business or personal/family relationship that could give rise to a conflict of interest. The second step is to identify those proxy proposals where the adviser's conflict of interest may be material. The third step is to determine how to vote proxies involving a material conflict of interest. These procedures are designed to ensure that all proxies are voted in the best interests of clients and not the product of the conflict.

(A) IDENTIFYING THOSE ISSUERS WITH WHICH THE ADVISER MAY HAVE A CONFLICT OF INTEREST

The Proxy Committee will use the following four steps to identify issuers with which it may have a conflict of interest. The Proxy Committee will maintain a list of such issuers.

1. SIGNIFICANT BUSINESS RELATIONSHIPS - The Committee will maintain a list of issuers with which the adviser may have a significant business relationship such as, for example, where the fund's adviser also manages a pension plan, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services to an issuer whose securities are held by the fund and whose management is soliciting proxies. For this purpose, a "significant business relationship" is one that: (1) represents [1%] or [$1,000,000] of the adviser's revenues for the most recent fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; (2) represents [2%] or [$2,000,000] of revenues of an affiliate for the most recent fiscal year or is reasonably expected to represent this amount for the current fiscal year; or (3) may not directly involve revenue to the adviser or its affiliates but is otherwise determined by the Committee to be significant to the adviser or its affiliates, such as, for example, the following:

         - The adviser or its affiliates lease significant office space from the company or have some other real estate-related relationship with the issuer;

         - The adviser or an affiliate otherwise has a significant relationship with the company such that it might create an incentive for the adviser to vote in favor of management.

2. SIGNIFICANT PERSONAL/FAMILY RELATIONSHIPS - The Committee will identify issuers with which its employees who are involved in the proxy voting process may have a significant personal/family relationship. For this purpose, a "significant personal/family relationship" is one that would be reasonably likely to influence how the adviser votes proxies. To identify any such relationships, the Committee shall obtain information on a regular basis about any significant personal/family relationship between any employee of the adviser who is involved in the proxy voting process (e.g., portfolio managers, members of the Committee, senior management, as applicable) and senior employees of issuers for which the adviser may vote proxies.

3. CONTACT WITH PROXY COMMITTEE MEMBERS - The Proxy Committee should ensure that the adviser and its affiliates adopt procedures reasonably designed to prevent employees who are not involved in the proxy voting process from attempting to influence how the adviser votes any proxy. At a minimum, these procedures should provide that, if a person employed by the adviser not involved in the proxy voting process contacts any Committee member for the purpose of influencing how a proxy is voted, the member will immediately contact the General Counsel (or other appropriate official) who will determine: (1) whether the adviser should now treat the proxy in question as one involving a material conflict of interest; and (2) if so, whether the member of the Committee who was contacted should recuse himself/herself from all further matters regarding the proxy.

4. DUTIES OF THE PROXY COMMITTEE - The Committee has a duty to make reasonable investigation of information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Proxy Committee shall rely on publicly available information about the adviser and its affiliates, information about the adviser and its affiliates that is generally known by employees of the adviser,1 and other information actually known by a member of the Committee. Absent actual knowledge, the Committee is not required to investigate possible conflicts involving the adviser where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Committee.

In connection with the consideration of any proxy voting matters under this policy, each member of the Proxy Committee has a duty to disclose to the Committee any material conflicts of interest of which the member has actual knowledge but which have not been identified by the Committee pursuant to this policy.

------------------
1 The procedures provide that the Committee should be aware of information about the adviser or its affiliates that is generally known by employees of the adviser, but it does not extend this knowledge to information about the adviser's affiliates that is generally known by employees of the adviser's affiliates (unless, of course, such information also is generally known by the adviser's employees).

(B) IDENTIFYING THOSE PROXY PROPOSALS WHERE THE ADVISER'S CONFLICT IS MATERIAL

If the adviser receives a proxy relating to an issuer with which it has a conflict of interest (as determined in (a) above), the Proxy Committee shall determine whether the conflict is "material" to any specific proposal included within the proxy. If not, then the adviser can vote the proxy in accordance with its proxy voting procedures; if so, the adviser may vote on any such proposal only in accordance with (c) below.2 The Committee shall determine whether a proposal is material as follows:

1. ROUTINE PROXY PROPOSALS - Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest for the adviser, unless the Committee has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements. The Committee shall adopt procedures specifically designed for the adviser's circumstances that identify those proposals that the adviser will consider to be "routine" for purposes of this policy.3

2. NON-ROUTINE PROXY PROPOSALS - Proxy proposals that are "non-routine" shall be presumed to involve a material conflict of interest for the adviser, unless the Committee determines that the adviser's conflict is unrelated to the proposal in question (see 3. below). For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans). The Committee shall adopt procedures specifically designed for the adviser's circumstances that identify those proposals that the adviser will consider to be "non-routine" for purposes of this policy.4

3. DETERMINING THAT A NON-ROUTINE PROPOSAL IS NOT MATERIAL - As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the Committee must conclude that a proposal is not directly related to the adviser's conflict with the issuer. The Committee shall record in writing the basis for any such determination.

----------------------------
2 Alternatively, an adviser may determine that, if it has a conflict with respect to ANY specific proposal in a proxy, it will vote ALL proposals in that proxy in accordance with one of the procedures set forth in (c) below.

3 For guidance on defining "routine" and "non-routine" matters, an adviser may wish to consult NYSE Rule 452 and Special Instruction 12b.viii. of Form 13F.

4        Id.

(C) DETERMINING HOW TO VOTE PROXIES INVOLVING A MATERIAL CONFLICT OF INTEREST

For any proposal where the Proxy Committee determines that the adviser has a material conflict of interest, the adviser may vote a proxy regarding that proposal in any of the following manners:

1. REFER PROPOSAL TO FUND BOARD - An adviser could refer the proposal to the fund board (or a committee of the board).5 In such case, the adviser should fully disclose the nature of its material conflict and obtain instructions from the board as to how to vote the proxy relating to that proposal.

2. OBTAIN BOARD CONSENT OR DIRECTION - A second approach (related to 1. above) would be for the adviser to determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the board (or a committee of the board), and obtain the board's consent to how the adviser will vote on the proposal (or otherwise obtain instructions from the board as to how the proxy on the proposal should be voted).

3. USE PREDETERMINED VOTING POLICY - An adviser could vote according to a pre-determined voting policy. Such a policy must be designed to further the interests of the clients rather than the adviser. It should be sufficiently specific and allow for little discretion on the part of the adviser (i.e., the proposal at issue is not one which the policy states the adviser will consider on a case-by-case basis). However, the SEC noted that an adviser could not, consistent with its fiduciary duty, adopt a pre-determined policy to vote in favor of the management of companies with which it does business.

For example, the Proxy Committee could determine that, with respect to proposals relating to stock option plans where the adviser has a material conflict of interest, the Committee could adopt a policy that the adviser would vote in favor of the proposal provided that it did not exceed a predetermined percentage (e.g., 5%) of the issuer's total outstanding shares. If an adviser elects this option, the Committee shall adopt written procedures specifically identifying those proposals on which it will use a predetermined voting policy.

4. ABSTENTIONS NOT PERMITTED - While an adviser may abstain from voting a proxy where it believes this is in the best interests of shareholders, the SEC has suggested that an adviser may NOT address conflicts of interest simply by abstaining from voting. In the SEC's view, such an abstention would not result in the proxy being voted in the best interests of clients.

-------------------
5 As discussed in footnote 2 above, if an adviser has a conflict of interest with respect to a specific proposal in a proxy, it could determine to refer ALL proposals in a proxy to the board.

                       STATEMENT OF ADDITIONAL INFORMATION

                      UNITED ASSOCIATION S&P 500 INDEX FUND

                   a series of THE ADVISORS' INNER CIRCLE FUND

                                September 1, 2003

                               Investment Adviser:
                   NATIONAL CITY INVESTMENT MANAGEMENT COMPANY

This Statement of Additional Information (SAI) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors' Inner Circle Fund (the "Trust") and the United Association S&P 500 Index Fund (the "Fund"). This SAI is incorporated by reference into and should be read in conjunction with the Fund's prospectus dated September 1, 2003. Capitalized terms not defined herein are defined in the prospectus. The financial statements for the fiscal year ended April 30, 2003, including notes thereto and the report of KPMG LLP thereon, are herein incorporated by reference. A copy of the 2003 Annual Report to Shareholders must accompany the delivery of this SAI. Shareholders may get copies of the Fund's prospectus or Annual Reports free of charge by writing the Fund or calling the Fund toll-free at 888-766-8043.

                                TABLE OF CONTENTS

THE TRUST....................................................................S-1
PROXY VOTING POLICIES........................................................S-1
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES..............S-2
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-3
INVESTMENT LIMITATIONS......................................................S-13
THE ADVISER.................................................................S-14
THE ADMINISTRATOR...........................................................S-15
THE DISTRIBUTOR.............................................................S-16
THE TRANSFER AGENT..........................................................S-16
THE CUSTODIAN...............................................................S-17
INDEPENDENT PUBLIC ACCOUNTANTS..............................................S-17
LEGAL COUNSEL...............................................................S-17
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-17
PERFORMANCE INFORMATION.....................................................S-21
COMPUTATION OF YIELD........................................................S-22
CALCULATION OF TOTAL RETURN.................................................S-22
PURCHASING AND REDEEMING SHARES.............................................S-23
DETERMINATION OF NET ASSET VALUE............................................S-24
TAXES    ...................................................................S-24
BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES.....................S-26
ADDITIONAL INFORMATION ABOUT THE TRUST......................................S-29
5% AND 25% SHAREHOLDERS.....................................................S-29
EXPERTS  S-30
INDEX INFORMATION...........................................................S-30
APPENDIX A - DESCRIPTION OF RATINGS..........................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES............................B-1

THE TRUST

General. The Fund is a separate series of the Trust, an open-end investment management company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991, as amended February 18, 1997. The Declaration of Trust permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. Generally, each Fund pays its
(i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the Trust's other expenses, including audit and legal expenses. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets.

Description of Multiple Classes of Shares. The Trust is authorized to offer multiple classes of shares of its funds. The Fund currently offers institutional shares ("Class I") and retail shares ("Class II"). Additional classes may be created from time to time. The different classes provide for variations in sales charges, certain distribution and shareholder servicing expenses and in the minimum initial investment requirements. Minimum investment requirements and investor eligibility are described in the prospectus. For more information on shareholder servicing and distribution expenses, see the "Distributor."

History of the Fund. The Fund is the successor to the Financial Investors Trust United Association S&P 500 Index Fund (the "Predecessor Fund"). The Predecessor Fund was managed by National City Investment Management Company ("IMC" or the "Adviser") using the same investment objective, strategies, policies and restrictions as those used by the Fund. The Predecessor Fund's date of inception was March 2, 2000. The Predecessor Fund dissolved and reorganized into the Fund on March 10, 2003. Substantially all of the assets of the Predecessor Fund were transferred to the Fund successor in connection with its commencement of operations on March 10, 2003

Voting Rights. Each share held entitles the shareholder of record to one vote for each full share held and fractional votes for fractional shares held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

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                                      S-1

PROXY VOTING POLICIES

The Board of Trustees has appointed ProxyVote Plus, LLC ("ProxyVote Plus"), a proxy consulting service, to act as the Fund's agent in exercising the proxy voting rights appurtenant to securities held by the Fund in a manner consistent with the policies adopted by ProxyVote Plus, and subject to the general oversight by the Board of Trustees. ProxyVote Plus' proxy voting policies are designed to vote proxies in favor of shareholder interests following a case-by-case review of the merits of each proxy by ProxyVote Plus. In addition, ProxyVote Plus' proxy voting policies permit ProxyVote Plus to initiate shareholder proposals on the Fund's behalf in cases where ProxyVote Plus reasonably believes that such proposals are in the best interests of the Fund's shareholders. These policies and procedures are included in Appendix B to this SAI.

Because the Fund is distributed primarily to the United Association of Journeymen and Apprentices of the Plumbing and Pipe Fitting Industry of the United States and Canada (the "UA"), the Board of Trustees have considered the recommendations of the UA in appointng ProxyVote Plus as the Fund's proxy voting agent.

Beginning in 2004, the Trust will be required to disclose annually the Fund's complete proxy voting record, on new Form N-PX. The first form N-PX will cover the period from July 1, 2003 through June 30, 2004, and is due not later than August 31, 2004. Once filed, Form N-PX for the Fund will be available upon request by calling 888-766-8043 or by writing the Trust at United Association Funds C/O SEI Investements, One Freedom Valley Drive, Oaks, PA 19456. The Fund's Form N-PX will also be available on the SEC's website www.sec.gov.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

The S&P 500 Index. The S&P 500 Index is composed of 500 common stocks, most of which are listed on the NYSE. S&P selects the stocks for the S&P 500 Index on a statistical basis. As of June 30, 2003, the stocks in the S&P 500 Index had an average market capitalization of $18 billion and the total market capitalization of all U.S. common stocks was $9.0 trillion. "Market capitalization" of a company is the market price per share of stock multiplied by the number of shares outstanding.

Fund Investment Strategy. The Fund will normally invest substantially all of its total assets in the stocks that comprise the S&P 500 Index in approximately the same percentages as the stocks represented in the index. The Fund may also acquire derivative instruments designed to replicate the performance of the S&P 500 Index, such as S&P 500 Index stock index futures contracts or Standard & Poor's Depository Receipts. The Fund may invest in all the 500 stocks comprising the S&P 500 Index, or it may use a statistical sampling technique by selecting approximately 90% of the stocks listed in the index. The Fund will only purchase a security that is included in the S&P 500 Index at the time of such purchase. The Fund may, however, temporarily continue to hold a security that has been deleted from the S&P 500 Index pending the rebalancing of the Fund's portfolio. The Fund is not required to buy or sell securities solely because the percentage of its assets invested in index stocks changes when the market value of its holdings increases or decreases. With respect to the remaining portion of its net assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market instruments. In extraordinary circumstances, the Fund may exclude a stock listed on the index from its holdings or include a similar stock in its place if it believes that doing so will help achieve its investment objective. The Fund also may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities.

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

Correlation with the S&P 500 Index. While there can be no guarantee that the Fund's investment results will precisely match the results of the S&P 500 Index, the Adviser believes that, before deduction of operating expenses, there will be a very high correlation between the returns generated by the Fund and the S&P 500 Index. The Fund will attempt to achieve a correlation between the performance of its asset portfolio and that of the S&P 500 Index of at least 95% before deduction of operating expenses. A correlation of 100% would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the index. The Fund's ability to correlate its performance with the S&P 500 Index, however, may be affected by, among other things, Fund expenses, including brokerage (which may be increased by high portfolio turnover); the Fund holding less than all of the securities in the S&P 500 Index; Fund share prices being rounded to the nearest cent; changes to the S&P 500 Index that are not disseminated in advance; changes in the manner in which S&P calculates its index; the timing of purchases and redemptions; and/or the need to conform the Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements. The Adviser monitors the correlation of the performance of the Fund in relation to the index under the supervision of the Board of Trustees. The Fund intends to actively rebalance its portfolio to achieve high correlation of performance with the S&P 500 Index. To reduce transaction costs and minimize shareholders' current capital gains liability, the Fund's investment portfolio will not be automatically rebalanced to reflect changes in the S&P 500 Index.

The Indexing Approach. The Fund is not managed in a traditional sense, that is, by making discretionary judgments based on analysis of economic, financial and market conditions. Under ordinary circumstances, stocks will only be eliminated from or added to the Fund to reflect additions to or deletions from the S&P 500 Index (including mergers or changes in the composition of the index), to raise cash to meet withdrawals, or to invest cash contributions. Accordingly, sales may result in losses that may not have been realized if the Fund were actively managed and purchases may be made that would not have been made if the Fund were actively managed. The Fund will remain substantially fully invested in common stocks and equity derivative instruments whether stock prices are rising or falling. The Adviser believes that the indexing approach should involve less portfolio turnover, notwithstanding periodic additions to and deletions from the S&P 500 Index, and thus lower brokerage costs, transfer taxes and operating expenses, than in more traditionally managed funds, although there is no assurance that this will be the case.

The inclusion of a security in the S&P 500 Index in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is not a sponsor of, or in any way affiliated with, the Fund.

The common stock of National City Corporation, the parent company of the Adviser, is included in the S&P 500 Index. Like the other stocks in the S&P 500 Index, the Fund will invest in the common stock of National City Corporation in approximately the same proportion as the percentage National City Corporation common stock represents in the S&P 500 Index. As of June 30, 2003, National City Corporation common stock represented 0.223% of the S&P 500 Index.

Portfolio Turnover Rate. Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include futures contracts and option contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year. For the fiscal years ended April 30, 2002 and 2003 the Fund had a portfolio turnover rate of 15% and 32%, respectively.

1-WA/2011866.5

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Objectives and Policies" section and the associated risk factors. The Adviser will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Funds' stated investment policies.

Borrowing. The Funds may borrow money. Each Fund may borrow money to facilitate management of a Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this situation, neither Fund will purchase securities while borrowing represent more than 5% of its total assets.

Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a fund invests will cause the net asset value of a fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

1-WA/2011866.5

o Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Futures And Options On Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, the Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. The Fund may use futures contracts and related options for either (i) hedging purposes or
(ii) for risk management purposes. Instances in which the Fund may use futures contracts and related options for risk management purposes (other than hedging) include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.


1-WA/2011866.5

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund's exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.


1-WA/2011866.5

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

The Fund must cover all options it writes. For example, when the Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. The Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

The Fund may trade put and call options on securities, securities indices or currencies, as the investment adviser or sub-adviser determines is appropriate in seeking the Fund's investment objective. For example, the Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, the Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.


1-WA/2011866.5

There are significant risks associated with the Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a fund. Under the supervision of Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). The Fund will not invest more than 15% of its net assets in illiquid securities.

Investment Company Shares. The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund's expenses. Unless it does so in reliance on a statutory exemption under the 1940 Act or rule or SEC staff interpretation thereunder, applicable regulations prohibit the Fund from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. In addition, certain index tracking stocks in which the Fund may invest may be issued by investment companies:

o Standard & Poor's Depositary Receipts (SPDRs). SPDRs are securities that represent ownership in a unit investment trust (a "UIT") that holds a portfolio of common stocks designed to track the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"). SPDRs may be obtained from the UIT directly or purchased in the secondary market. SPDRs are generally listed on the American Stock Exchange, and for investment purposes by the Funds, are subject to the same limitations as investment company shares.

     The UIT will issue SPDRs in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and
     (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit.


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                                      S-8

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, the Fund must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Fund will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Fund could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

Money Market Securities. Money market securities include short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see the Appendix to this SAI.

U.S. Government Securities. Examples of types of U.S. Government obligations in which the Fund may invest include U.S. Treasury Obligations and the obligations of U.S. Government Agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government Securities are not guaranteed against price movements due to fluctuating interest rates.

o U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

o Receipts. Interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

o U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.


1-WA/2011866.5

o U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

o Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

o Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The Fund's investments in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.


1-WA/2011866.5

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, the Fund may generate income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Swap Agreements. The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.


1-WA/2011866.5

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Variable and Floating Rate Instruments. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.


1-WA/2011866.5

When-Issued and Delayed Delivery Securities. When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, a Fund will maintain with the custodian a separate account with liquid high-grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if deems it appropriate.

INVESTMENT LIMITATIONS

Fundamental Policies. The following investment limitations are fundamental policies of the Fund. Fundamental policies cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of the Fund's assets.

2. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, and tax-free state obligations; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; (d) personal credit and business credit businesses will beconsidered separate industries.

3. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.


1-WA/2011866.5

4. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

5. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

6. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation, those relating to indices; (b) purchase and sell options on futures contracts or indices;
     (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

7. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

For purposes of the above investment limitations, and except for the Fund's policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

Non-Fundamental Policies. In addition, the Fund is subject to the following non-fundamental limitations, which may be changed without the vote of shareholders:

The Fund may not:

1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with the Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

4.   Purchase securities of companies for the purpose of exercising control.

5.   Invest more than 15% of its net assets in illiquid securities.

6. Purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or in separate accounts in connection with the Fund's investment practices described in the prospectus or this SAI are not deemed to be pledged for purposes of this limitation.


1-WA/2011866.5

THE ADVISER

General. IMC is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser is an indirect wholly owned subsidiary of National City Corporation, a bank holding company headquartered in Cleveland, Ohio. The principal business address of the Adviser is 1900 East Ninth Street, Cleveland, Ohio 44114. As of June 30, 2003, IMC had discretionary management authority with respect to approximately $28.1 billion of assets under management.

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .01% for the first $2.5 billion and .005% of amounts over $2.5 billion, based on the average daily net assets of the Fund. The Adviser may, from its own resources, compensate broker-dealers whose clients purchase shares of the Fund. For the fiscal years ended April 30, 2001, 2002 and 2003, the Fund and the Predecessor Fund paid the Adviser the following advisory fees:

-----------------------------------------------------------------------------------------------
                   Fees Paid                                   Fees Waived
-----------------------------------------------------------------------------------------------
       2001            2002           2003         2001          2002             2003
-----------------------------------------------------------------------------------------------
     $85,099         $75,800        $47,552         $0          $7,723          $15,844
-----------------------------------------------------------------------------------------------

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Fund under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.


1-WA/2011866.5

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of two years unless terminated by either party on not less than 90 days' prior written notice to the other party.

Administration Fees Paid to the Administrator. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of 0.02% of the average daily net assets of the Fund, subject to minimum fees as described in the Administration Agreement. For the fiscal years ended April 30, 2001, 2002, and 2003, the Fund and the Predecessor Fund paid the following administration fees:

-------------------------------------------------------------------------------------------
                   Fees Paid*                                     Fees Waived*
-------------------------------------------------------------------------------------------
       2001            2002            2003           2001           2002             2003
-------------------------------------------------------------------------------------------
     $899,304        $819,983        $540,575          $0          $164,974         $93,666
-------------------------------------------------------------------------------------------

* ALPS Mutual Funds Services, Inc., (ALPS) served as the administrator to the Predecessor Fund until March 10, 2003 at which time SEI Investment Global Funds Services became administrator.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 14, 1991 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Distribution Plan. The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.


1-WA/2011866.5

The Plan provides that Class II shares of the Fund will pay the Distributor a fee not to exceed .10% of the Fund's average daily net assets attributable to Class II shares from which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution related activity. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares. The Trust intends to operate the Plan in accordance with its terms and with the NASD rules concerning sales charges.

For the fiscal year ended April 30, 2003, the Fund paid the Distributor $7,466 pursuant to the Plan. Prior to March 10, 2003, the Predecessor Fund paid $6,586 in distribution fees to ALPS Distributors, Inc., the Predecessor Fund's distributor.

THE TRANSFER AGENT

State Street Bank & Trust Company (the "Transfer Agent") serves as transfer agent and Boston Financial Data Services, Inc. ("BFDS") serves as the servicing agent for the Fund under a transfer agency agreement with the Trust. The fee paid to the Transfer Agent is based upon the size, type and number of accounts and transactions made by shareholders. The Transfer Agent compensates BFDS for its services.

THE CUSTODIAN

National City Bank serves as the Fund's custodian under a custody agreement with the Trust. The custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP serves as the independent public accountant to the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each of the Trust's additional 45 funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.



1-WA/2011866.5

Members of the Board. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (Since
1991) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee (Since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (Since 1992) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee (Since 1993) -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee (Since 1993) -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Arbor Fund, The MDL Funds, and The Expedition Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee (Since 1994) -- Partner, Dechert Price & Rhoads (law firm), September 1987 - December 1993; Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee (Since 1999) -- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Arbor Fund, The MDL Funds, The Expedition Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.


1-WA/2011866.5

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor.

Board Standing Committees. The Board has established the following standing committees:

o Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each fund's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by each fund's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing each fund's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with each fund's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four times in the most recently completed fiscal year.

o Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met twenty times in the most recently completed fiscal year.

o Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet during the most recently completed fiscal year.


1-WA/2011866.5

Board Considerations in Approving the Advisory Agreement. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before approving the Advisory Agreement, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received or discussed at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to approve the Agreement for an initial two-year term.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


------------------------------------------------------------------------------------------------------
Name                     Dollar Range of Fund Shares (Fund)*       Aggregate Dollar Range of Shares
                                                                             (All Funds)*
------------------------------------------------------------------------------------------------------
Nesher                       None (UA S&P 500 Index Fund)                        None
------------------------------------------------------------------------------------------------------
Cooney                       None (UA S&P 500 Index Fund)                        None
------------------------------------------------------------------------------------------------------
Doran                        None (UA S&P 500 Index Fund)                        None
------------------------------------------------------------------------------------------------------
Patterson                    None (UA S&P 500 Index Fund)                        None
------------------------------------------------------------------------------------------------------
Peters                       None (UA S&P 500 Index Fund)                        None
------------------------------------------------------------------------------------------------------
Storey                       None (UA S&P 500 Index Fund)                        None
------------------------------------------------------------------------------------------------------
Sullivan                     None (UA S&P 500 Index Fund)                        None
------------------------------------------------------------------------------------------------------

* Valuation date is December 31, 2002.


1-WA/2011866.5

Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.


------------------------------------------------------------------------------------------------------------------
Name                     Aggregate        Pension or Retirement      Estimated Annual       Total Compensation
                        Compensation       Benefits Accrued as   Benefits Upon Retirement   from the Trust and
                                          Part of Fund Expenses                                Fund Complex*
------------------------------------------------------------------------------------------------------------------
Nesher                       $0                    N/A                     N/A                      $0
------------------------------------------------------------------------------------------------------------------
Cooney                    $27,292                  N/A                     N/A                    $27,292
------------------------------------------------------------------------------------------------------------------
Doran                        $0                    N/A                     N/A                      $0
------------------------------------------------------------------------------------------------------------------
Patterson                 $27,292                  N/A                     N/A                    $27,292
------------------------------------------------------------------------------------------------------------------
Peters                    $27,292                  N/A                     N/A                    $27,292
------------------------------------------------------------------------------------------------------------------
Storey                    $27,292                  N/A                     N/A                    $27,292
------------------------------------------------------------------------------------------------------------------
Sullivan                  $27,292                  N/A                     N/A                    $27,292
------------------------------------------------------------------------------------------------------------------

* The Trust is the only investment company in the "Fund Complex."

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.

JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads (law firm), 1997-1999.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. McCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP (law firm), 1991-1999.


1-WA/2011866.5

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation, 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) -- Vice President and Secretary (since
2000) -- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group, 1998 - 2000. Associate at Pepper Hamilton LLP, 1997 - 1998.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2001) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

PETER GOLDEN (DOB 06/27/64) - Assistant Controller and Chief Financial Officer (since 2003) -- Director of Global Fund Services since June 2001. Vice President of Funds Administration for J.P. Morgan Chase & Co., 2000-2001. Vice President of Pension and Mutual Fund Accounting for Chase Manhattan Bank, 1997-2000.

JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary (since
2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin (law firm), 1998-2001.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary (since 2002)
- Middle Office Compliance Officer at SEI Investments since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia 1998-2000. B.A. Political Science, University of Pennsylvania, 1986; MBA Temple University, 2000.

PERFORMANCE INFORMATION

From time to time, the Fund may include the Fund's yield, effective yield, total return or any other type of performance information permitted by applicable regulatory requirements in advertisements or reports to shareholders or prospective shareholders. The yield of the Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of the Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. Performance figures are based on historical results and are not intended to indicate future performance. See "Computation of Yield" and "Calculation of Total Return" for more information on methodology of calculations.

Performance information for the Fund contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, the Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., and similar sources.


1-WA/2011866.5

COMPUTATION OF YIELD

The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. Yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended April 30, 2003, the yield for Class I of the Fund was 1.75%, and the yield for Class II of the fund was 1.68%.

CALCULATION OF TOTAL RETURN

Total Return Quotation (Before Taxes). The total return of the Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

Total Return Quotation (After-Taxes on Distributions). The total return (after-taxes on distributions) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Total Return Quotation (After-Taxes on Distributions and Redemption). The total return (after-taxes on distributions and redemption) of the Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of


1-WA/2011866.5

$1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

Historical Performance. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for the Fund and the Predecessor Fund was as follows for the one-year, five-year and since inception periods, each ended April 30, 2003.

--------------------------------------------------------------------------------------------------------------
                    Fund (Inception Date)                               Average Annual Total Return
--------------------------------------------------------------------------------------------------------------
                                                             One Year         Five Year     Since Inception
--------------------------------------------------------------------------------------------------------------
UA S&P 500 Index Fund
--------------------------------------------------------------------------------------------------------------
Class I before tax (March 1, 2000)                           (13.50)%             *             (10.89)%
--------------------------------------------------------------------------------------------------------------
Class I after taxes on distributions                         (14.05)%             *             (11.34)%
--------------------------------------------------------------------------------------------------------------
Class I after taxes on distributions and redemptions          (8.83)%             *             (8.66)%
--------------------------------------------------------------------------------------------------------------
Class II  before tax (March 27, 2000)                        (13.45)%             *             (13.98)%
--------------------------------------------------------------------------------------------------------------
Class II after taxes on distributions                        (13.97)%             *             (14.41)%
--------------------------------------------------------------------------------------------------------------
Class II after taxes on distributions and redemptions         (8.79)%             *             (10.98)%
--------------------------------------------------------------------------------------------------------------


* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (NYSE) is open for business. Shares of the Fund are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

1-WA/2011866.5

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. ET if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

Money Market Securities and other Debt Securities. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

Use of Third-Party Independent Pricing Agents. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax adviser with specific reference to their own tax situations, including their state and local tax liabilities.

Federal Income Tax Treatment of Dividends and Distributions. The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

1-WA/2011866.5

Qualifications as a Regulated Investment Company. In order to qualify for treatment as a regulated investment company ("RIC") under the Code, the Fund must distribute annually to its shareholders at least the sum of 90% of their net interest income excludable from gross income plus 90% of their investment company taxable income (generally, net investment income, including net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks or securities;
(ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of their total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the outstanding voting securities of the issuer; and
(iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31, of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid liability for the federal excise tax applicable to RICs.

If the Fund fails to qualify as a RIC for any year, all of their taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and their distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to their shareholders, subject to the dividends received deduction for corporate shareholders. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Fund Distributions. Distributions of investment company taxable income (which excludes long-term capital gains) will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all its investment company taxable income for each taxable year.

The Fund may either retain or distribute to shareholders the excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gains distribution, they are taxable to shareholders at the long term capital gains rate, regardless of the length of time the shareholder has held the shares. If any such gains are retained, the Fund will pay federal income tax thereon, however, if the Fund makes an election, the shareholders will include such undistributed gains in their income, will increase their basis in Fund shares by the difference between the amount of such includable gains and the tax deemed paid by such shareholder and will be able to claim their share of the tax paid by the Fund as a refundable credit.

If the Fund's distributions exceed its earnings and profits, all or a portion of the distributions made in that taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Investors should be careful to consider the tax implications of purchasing shares of the Fund just prior to the ex-dividend date of any ordinary income dividend or capital gains distribution. Those investors will be taxed on the entire amount of the dividend or distributions received, even though some, or all of the amount distributed may have been realized by the Fund prior to the investor's purchase.


1-WA/2011866.5

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in December of one-year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by a Fund in the year in which the dividends were declared.

In the case of corporate shareholders, the Fund's distributions (other than capital gains distributions) may qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

The Fund will provide an annual statement to shareholders describing the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

State Taxes. The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

BROKERAGE ALLOCATION AND OTHER FUND BROKERAGE PRACTICES

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.


1-WA/2011866.5

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal years ended April 30, 2001, 2002 and 2003, the Fund and the Predecessor Fund paid the following aggregate brokerage commissions on portfolio transactions:


------------------------------------------------------------------------------------------------
Fund                            Aggregate Dollar Amount of Brokerage Commissions Paid
------------------------------------------------------------------------------------------------
                                  2001                    2002                    2003
------------------------------------------------------------------------------------------------
S&P 500 Index Fund              $153,886                $193,617                $308,041
------------------------------------------------------------------------------------------------

* For periods prior to March 10, 2003, figures relate to the Predecessor Fund.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.


1-WA/2011866.5

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the most recently completed fiscal year, the Fund and the Predecessor Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

-----------------------------------------------------------------------------------------------------------
           Fund              Total Dollar Amount of Brokerage      Total Dollar Amount of Transactions
                            Commissions for Research Services      Involving Brokerage Commissions for
                                                                            Research Services
-----------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                       $33,536                                $4,299,655
-----------------------------------------------------------------------------------------------------------

* For periods prior to March 10, 2003, figures relate to the Predecessor Fund.

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended April 30, 2001, 2002 and 2003, the Fund and Predecessor Fund paid no brokerage commissions to affiliates.

Securities of "Regular Broker-Dealers." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of April 30, 2003, the Fund held $4,080,824 in common stock of J.P. Morgan Chase; $3,390,931 in common stock of Morgan Stanley Dean Witter, Inc.; $2,498,780 in common stock of Goldman Sachs Group; $2,477,162 in common stock of Merrill Lynch, Inc.; $1,069,357 in common stock of Lehman Brothers Inc.; and $459,993 in common stock of Bear, Stearns & Co., Inc.



1-WA/2011866.5

ADDITIONAL INFORMATION ABOUT THE TRUST

Description of Shares. The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

Shareholder Liability. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

Limitation of Trustees' Liability. The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a trustee's individual liability in any manner inconsistent with the Federal Securities laws.

Code of Ethics. The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

5% AND 25% SHAREHOLDERS

As of August 1, 2003, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Fund. Persons who owned of record or beneficially more than 25% of a fund's outstanding shares may be deemed to control the fund within the meaning of the Act.


1-WA/2011866.5


Class I

Shareholder                                                   Number of Shares          %
-----------                                                   ----------------          -

Plumbers & Pipefitters National Pension Fund                  53,848,937                59.26%
c/o National City Bank
P.O. Box 94984 Cleveland, OH 44101

Retirement Fund Trust fo thePlumbing-Heating                  8,444,677                 9.29%
and Piping Industry of Southern California
501 Shatto Place, 5th Floor
Los Angeles, CA  90020

Class II

Shareholder                                                   Number of Shares          %
-----------                                                   ----------------          -

Plumbers & Pipefitters Local 172 Pension Fund                 862,615                   54.18%
2111 W. Lincoln Highway
Merrillville, IN  46410

Plumbers Local Union No. 68                                   106,251                   6.67%
P.O. Box 8746
Houston, TX  77249

New York Life Trust Company                                   89,016                    5.59%
51 Madison Avenue
New York, NY  10010

The Fund believes that most of the shares referred to above were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.

EXPERTS

The financial statements incorporated by reference in the prospectus have been audited by KPMG LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference hereto in reliance upon the authority of said firm as experts in giving said report.

INDEX INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to IMC (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by the Fund how it is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.


1-WA/2011866.5

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.







1-WA/2011866.5

APPENDIX A - DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  o  Leading market positions in well-established industries.
                  o  High rates of return on funds employed.
                  o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
                  o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
                  o Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch Inc., which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Municipal Note Ratings

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and


1-WA/2011866.5

o Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

Description of Corporate Bond Ratings

S&P
---

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's
-------

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


1-WA/2011866.5

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch Inc. ("Fitch")
--------------------

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.


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Bonds rated A are considered to be investment grade and of high credit quality.
The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson
-------

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.








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APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

ProxyVote Plus, LLC Proxy Voting Policies and Procedures

Consistent with our obligations pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 addressing an investment adviser's fiduciary obligation to our clients when the adviser has authority to vote their proxies, ProxyVote Plus
(PVP) has adopted the following written policies and procedures. These policies and procedures are reasonably designed to ensure that PVP votes our clients' proxies in the clients' best interests. Further, these policies and procedures discuss the means by which PVP discloses to clients how their proxies are voted. Finally, these policies and procedures discuss how PVP resolves material conflicts of interest with clients. These policies and procedures are being sent to all clients; are described on PVP's Form ADV, Schedule F; and are available on PVP's website at www.proxyvoteplus.com. Additional copies are available upon request.

Voting Client Proxies

PVP is committed to voting all proxies in the best interests of our clients. PVP has worked closely with our clients' administrators and custodial banks to establish a system in which the clients' proxies are sent directly to PVP. The majority of our clients' custodial banks have agreements with Automatic Data Processing, Inc. (ADP) and have chosen ADP to act as the intermediary for delivering proxy material from the issuer to the custodial banks' clients, which are also clients of PVP. PVP has also entered into an agreement with ADP Financial Information Services, Inc. by which ADP electronically transmits ballots to PVP automatically on a daily basis. In addition to receiving electronic ballots, a small percentage of ballots and proxy statements are mailed to PVP and Yvette Gonzalez, Director of Operations, is responsible for manually entering those ballots into our system for record-keeping purposes and transmitting instructions for those ballots.

Once proxy ballots have been received, the appropriate vote needs to be determined. Under the supervision of Craig Rosenberg, PVP's President, William Arndt, PVP's Researcher, evaluates all proposals included on the proxy ballots and determines the appropriate vote consistent with ProxyVote Plus's Proxy Voting Guidelines, a copy of which is incorporated herein, included with clients' proxy voting reports, and is also available upon request. PVP has entered into an agreement with Institutional Shareholder Services' Proxy Voter Services division to provide independent research that PVP utilizes as it analyzes the proposals presented for vote. PVP also utilizes the proxy statements and other appropriate information in determining proxy votes in our clients' best interest. Once the votes have been determined, they are entered into ADP's ProxyEdge system and electronically transmitted back to ADP. A narrative explaining the rationale for each vote cast is also prepared and stored in PVP's proprietary record-keeping system.

Disclosing Votes to Clients

PVP provides clients an annual report (or semi-annual if so requested) identifying all proxy votes it has cast for those clients, including the proposals presented for vote, how PVP voted, and a written explanation for those votes. These reports are provided both electronically and in hard copy to all clients.

Resolving Material Conflicts of Interest

PVP sincerely endeavors to avoid material conflicts of interest with our clients. PVP has adopted a written Code of Ethics that is available to all clients upon request. All PVP managers and employees have been provided the Code of Ethics and acknowledged in writing their commitment to observe all of its provisions. PVP believes that it has taken reasonable steps to avoid conflicts of interest with our clients. Most important, all PVP managers and employees involved in any way in determining proxy votes or otherwise involved in the process of voting proxies have pledged not to purchase, sell or otherwise acquire or dispose of any publicly-traded securities and certify in writing their compliance with this pledge on a quarterly basis.


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A potential conflict of interest relates to PVP's shareowner activism services by which PVP assists clients and other Taft-Hartley funds in researching and sponsoring shareholder proposals on which PVP may later cast votes on behalf of clients. To resolve this potential conflict, PVP determines all such votes consistent with its guidelines and always in the best interest of our clients. The shareholder proposals that PVP helps prepare relate to fundamental corporate governance issues designed to protect the interests of our clients as shareowners, such as proposals to minimize companies' auditor's conflicts of interest or to request that companies expense stock options so that their income statements will be more accurate. PVP uniformly supports such shareholder proposals, whether or not the proposal is sponsored by a client; a potential client; a sponsor affiliated with a client or potential client; or a party unknown to PVP. PVP also discloses, in the proxy voting reports provided to clients, all shareholder proposals it has assisted clients in preparing or sponsoring. Craig Rosenberg, PVP's President, is responsible for overseeing client relationships and identifying any conflicts of interest that may exist between PVP's clients and the companies with respect to which PVP casts proxy votes.

Conclusion

PVP has adopted these written policies and procedures to ensure that all votes are cast in our clients' best interest; to address material conflicts of interest; and to discuss the means by which we disclose all votes to our clients. Craig Rosenberg, President, is responsible for overseeing all compliance issues and should be contacted with any questions or comments.

ProxyVote Plus Proxy Voting Guidelines

This statement sets forth the proxy voting policy of ProxyVote Plus, LLC. The Department of Labor has stated that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock and that trustees may delegate this duty to an investment manager. ERISA section 3(38) defines an investment manager as any fiduciary who is registered as an investment adviser under the Investment Advisers Act of 1940. ProxyVote Plus is a registered investment adviser under the Investment Advisors Act of 1940.

ProxyVote Plus shall vote the proxies of its clients solely in the best interests of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. ProxyVote Plus shall not subordinate the interests of participants and beneficiaries to unrelated objectives. ProxyVote Plus shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. When proxies due ProxyVote Plus's clients have not been received, ProxyVote Plus will make reasonable efforts to obtain missing proxies. ProxyVote Plus is not responsible for voting proxies it does not receive.

ProxyVote Plus shall report annually to its clients on proxy votes cast on their behalf. These proxy voting reports will demonstrate ProxyVote Plus's compliance with its fiduciary duty and will facilitate clients' monitoring of ProxyVote Plus.

ProxyVote Plus shall consider these guidelines as it evaluates proposals appearing on proxy ballots it votes on behalf of its clients.

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Board of Director Proposals

Election of Directors

The election of directors generally occurs under one of two circumstances: when the director or slate is non-contested or when a director or slate is nominated by some other party and is contested by management.

Uncontested Elections of Directors

ProxyVote Plus will evaluate an uncontested slate of nominees to the board of directors by assessing the performance of the board of directors and the qualifications of individual nominees to the board. Specifically, the following factors will be considered:

o The company's financial performance as judged by total long-term returns to shareholders and other relevant financial indicators in comparison to a group of its peers or appropriate broader markets such as the S&P 500.

o Attendance records of incumbent directors. In general, support will be withheld from directors who have failed to attend at least 75 % of board and committee meetings without adequate justification. A company's failure to disclose this information may also be considered in determining whether to withhold support for nominees to the board.

o The independence of the board and nominees. ProxyVote Plus believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, ProxyVote Plus will cast votes in a manner that shall encourage the independence of boards. Independence will be evaluated based upon a number of factors, including: Whether the nominee has been employed by the company or an affiliate in an executive capacity within the last five years; whether the nominee has been or is currently employed by a firm that is one of the company's paid advisors or consultants; whether the nominee has any personal services contract with the company; whether the nominee is a relative of an executive or director of the company; whether the nominee is an officer of a company on which the company's chairman or chief executive officer is also a board member.

o The number of other boards of directors on which nominees serve. Service as a director represents a major commitment of time, energy, and talent. The National Association of Corporate Directors has estimated that directors spend as much as 190 hours per year preparing for and attending board and committee meetings. Service on a number of other boards, especially by one who also holds a full-time position, creates the risk that one's obligation as a director may not be fully met.

o The overall conduct of the company. As indicated, directors bear ultimate responsibility to shareholders for the success or failure of the company. Therefore, they should be held accountable for actions taken that may not be in shareholders' best interests, such as awarding excessive compensation to executives or themselves for performance that does not warrant it; for acting against shareholders' properly expressed wishes, such as failing to implement an appropriate proposal approved by a majority of shareholders; for adopting antitakeover provisions not in shareholders' best interests; for refusing to provide information to which shareholders are entitled; or for other actions taken by their company that may not be in shareholders' best interests.

o The performance of the Board's Audit Committee. PVP may withhold support from nominees that serve on an Audit Committee when it is determined that the nominees are not serving shareholders' long-term interests by allowing the company's external auditor to have potential conflicts of interest resulting from the auditor's receipt of non-audit fees from the company.


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Contested Elections of Directors

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

Majority of  Independent Directors

In general, ProxyVote Plus will support shareholder proposals seeking to require that a majority of directors be independent. See definition of independence under Uncontested Election of Directors. Board independence is critical so that directors may carry out their duties to select, monitor and compensate management.

Separate Offices of Chairman and Chief Executive Officer

In general, ProxyVote Plus will support shareholder proposals seeking to require that different persons serve as the chairman and chief executive officer. The chairman's duty to oversee management is obviously compromised when he is required to monitor himself. However, in certain circumstances, such as a small-cap company with a limited group of leaders, it may be appropriate for these positions to be combined for some period of time.

Independent Nominating, Compensation, and Audit Committees

ProxyVote Plus will support proposals that all, or a majority of directors on these committees, be independent directors. See definition of independence under Uncontested Election of Directors. Such independence is necessary to the effective functioning of these committees.

Classified Boards

ProxyVote Plus will evaluate proposals to establish a classified board or shareholder proposals to declassify the board by taking into consideration that classified boards reduce the ability of shareholders to influence corporate policy and hold directors accountable versus the potential benefit of discouraging transactions that may be detrimental to the long-term economic best interests of plan participants and beneficiaries.

Term Limits

ProxyVote Plus will generally vote against proposals to limit terms of directors because they may result in prohibiting the service of directors who significantly contribute to the company's success and represent shareholders' interests very well. ProxyVote Plus believes that holding individual nominees to high standards when they seek election better advances shareholders' interests.

Director Liability

Management proposals typically seek shareholder approval to adopt an amendment to the company's charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While ProxyVote Plus recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, ProxyVote Plus believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated consistent with this philosophy. ProxyVote Plus may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but ProxyVote Plus may often oppose management proposals and support shareholder proposals in light of our philosophy of promoting director accountability.

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Specifically, ProxyVote Plus will oppose management proposals that limit a director's liability for (i) a breach of the duty of loyalty, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits. In addition, ProxyVote Plus will generally oppose proposals to reduce or eliminate directors' personal liability when litigation is pending against current board members.

Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company's directors differ from those to eliminate or reduce their liability because with indemnification directors may still be liable for an act or omission, but the company will bear the expense. ProxyVote Plus may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

Outside Director Compensation and Benefits
In consideration for the significant contributions and responsibilities expected of outside directors, ProxyVote Plus believes reasonable compensation should be awarded to them. Shareholder evaluation of director compensation is especially important since directors are responsible for compensating themselves. As the Report of the National Association of Corporate Directors Blue Ribbon Commission on Director Compensation (1995) stated:


The challenge of devising director compensation plans is that both the inside and outside directors have a conflict of interests. Outside directors, of course, have a conflict of interests in being responsible for setting their own pay. Inside directors, who normally do not get additional pay for serving on the board, do not have the same direct conflict, but they do have an indirect conflict because of potential reciprocity with outside members of the board. The outside directors would be unlikely to increase their own compensation over the objections of the CEO and senior officers serving as inside directors. In turn, these same outside directors approve pay plans for these key insiders.

Thus, full disclosure in the proxy statement of the philosophy and process used in establishing director compensation and the total value of the compensation is critically important to shareholders.

ProxyVote Plus supports compensating directors in a fashion that rewards excellent service, not marginal performance, and enhances directors' links to shareholders. Further, director compensation should be accomplished in a manner that does not compromise the independence of directors. For example, a director who is scheduled to receive a large pension if he serves for a certain number of years is less likely to confront management if he believes this may reduce the likelihood that his pension rights will vest.

With these considerations in mind, ProxyVote Plus will support paying directors solely in the form of equity and cash and will support management and shareholder proposals to eliminate pension and benefit programs. ProxyVote Plus will support proposals that encourage a significant component of directors' total compensation be in the form of stock, but will also evaluate the appropriateness of the total value of the compensation package. For example, ProxyVote Plus may not support a proposal to reduce directors' cash compensation from $40,000 to $20,000 if it is replaced with stock awards of 10,000 shares worth $1,000,000. ProxyVote Plus also wishes to encourage significant stock holdings by directors without precluding board service by otherwise qualified individuals who do not possess significant wealth. Such ownership levels without excluding such people may be accomplished by offering compensation in the form of stock and cash, so long as the stock component is significant and the cash component is reasonable. Stock grants should be structured to avoid short-term holdings by directors.

Broader Participation on the Board

ProxyVote Plus will support proposals requesting companies to make efforts to seek more women and minority group members for service on boards. A more diverse board of qualified directors benefits the company and shareholders.

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Changes in Control

ProxyVote Plus will evaluate proposals seeking shareholder approval for a merger, acquisition, restructuring, or spinoff by reviewing the proposed benefits and potential disadvantages to shareholders. In determining the appropriate vote, ProxyVote Plus will recognize that its duty is to advance the long-term economic best interests of our clients' participants and beneficiaries.

Corporate Governance

Auditors

Independent auditors serve a critically important role in helping to protect the integrity and reliability of corporate financial reporting. A company's external auditor must be free of conflicts of interest that may impede its ability to confront management when the auditor has concerns about the company's financial reporting. When a company's external auditor is receiving significant non-audit fees from that company, it may create such conflicts of interest.

ProxyVote Plus will evaluate all fees paid by a company to its auditor and generally will not support management's request to ratify its auditors when it is determined that the auditors are receiving non-audit fees from the company - in addition to audit fees -- that may compromise the auditor's independence. In addition, in those cases where there has been a change in auditors from the prior years and it is determined that the cause is strict enforcement of accounting principles and practices by the terminated firm, ProxyVote Plus will consider a vote against the new auditing firm. ProxyVote Plus will generally support shareholder proposals seeking to bar auditors from receiving non-audit fees from companies at which they perform audits for such fees increase the auditor's potential conflicts of interest.

Increase Authorized Common Stock

ProxyVote Plus will evaluate management proposals requesting shareholder approval to increase authorized common stock by determining whether management has provided justification for the increase. For example, ProxyVote Plus may support increases in authorized common stock to fund stock splits that are in shareholders' interests. ProxyVote Plus will generally oppose proposals when the company intends to use the additional stock to implement a poison pill or other takeover defense. ProxyVote Plus will evaluate the amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase.



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Blank Check Preferred Stock

ProxyVote Plus will oppose requests to authorize blank check preferred stock. Blank check preferred stock is preferred stock authorized by shareholders that gives the board of directors broad powers to establish voting, dividend and other rights without any shareholder review. It can be used as an antitakeover device and for this reason ProxyVote Plus will vote against its authorization.

Reincorporation

ProxyVote Plus will generally oppose proposals by companies to reincorporate to jurisdictions that may result in a weakening of shareholder rights, management and director accountability or present other risks that outweigh potential benefits. ProxyVote Plus may support management requests to reincorporate when satisfactory business justification has been provided, and there is no overall and significant negative impact on matters of corporate governance or management or director accountability.

Poison Pills

ProxyVote Plus's analysis will consider whether a poison pill proposal by management requires management to submit the pill periodically to a shareholder vote. In evaluating any poison pill proposal, ProxyVote Plus will consider the impact of acquisition attempts that may be detrimental to the long-term economic best interests of plan participants and beneficiaries.

Insider Trading

ProxyVote Plus will support proposals that establish "zero tolerance" policies for illegal insider trading activity. Illegal insider trading has an extremely deleterious effect on share price and investor confidence.

Board Size and Composition

ProxyVote Plus will generally support management proposals to change the number of directors provided a satisfactory explanation justifying the change is provided in the proxy statement.

Supermajority Voting Requirements

ProxyVote Plus's analysis will weigh the consideration that supermajority voting requirements may be used to undermine voting rights against the potential benefit, in some circumstances, of protecting minority stockholder interests.

Dual Class Voting

ProxyVote Plus will take into consideration the principle of one share, one vote; the impact of any dilution in shareholder voting rights; and any decrease in share price likely to result from issuing a new class of stock with unequal voting rights.

Confidential Voting and Independent Tabulation of the Vote

ProxyVote Plus will consider the interest in assuring that proxy voting be protected from potential management coercion and management's use of corporate funds to lobby shareholders to change their votes.

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Cumulative Voting

ProxyVote Plus will generally support shareholder proposals to implement cumulative voting and oppose management proposals to eliminate it. Cumulative voting is a method of obtaining minority shareholder representation on a board and of achieving a measure of board independence from management control.

Shareholders' Right to Call Special Meetings

In analyzing proposals to limit or eliminate the right of shareholders who have held their shares for at least one year to call special meetings on issues of importance, ProxyVote Plus will weigh the fact that this right enhances the opportunity for shareholders to raise issues of concern with the board of directors against their potential for facilitating changes in control.

Approve Other Business

ProxyVote Plus will generally oppose management requests to approve other business because this gives management broad authority to take action without shareholder consent even when shareholders have an interest in the issue.

Employee-Related Proposals

Employee Stock Purchase Plans

ProxyVote Plus will generally support employee stock purchase plans. These plans cover a large number of a company's employees and allow them to purchase the company's stock at a slight discount. ProxyVote Plus supports employee ownership in companies for it serves to link the interests of employees of the company with shareholders of the company, which benefits shareholders in the long run.

High-Performance Workplaces

ProxyVote Plus will generally support proposals encouraging high-performance workplace practices at companies. Such practices may include employee training, direct involvement in decision making, compensation linked to performance, employment security and a supportive work environment --or may include other measures of performance, such as the extent to which a company uses part-time or contract employees to the exclusion of full-time paid employees. High-performance workplace practices can contribute to both a company's productivity and long-term financial performance. However, ProxyVote Plus will review these proposals to ensure that they are in shareholders' best interests and do not unduly interfere with the company's operation.

Executive Compensation

Executive Compensation Plans

ProxyVote Plus supports compensation plans that provide challenging performance objectives and serve to motivate executives to excellent performance. However, ProxyVote Plus does not support executive compensation plans that exceed the requirement necessary to attract and retain qualified and skilled managers, that adversely affect shareholders, that are excessively generous, that lack clear and challenging performance goals, or that adversely affect employee productivity and morale. ProxyVote Plus will consider the following factors in evaluating proposed compensation plans for shareholder approval:

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

Whether a proposed stock-based compensation plan generally is available to other managers and employees in the company, or is targeted narrowly to the top executives of the company. Broad-based stock option plans may provide a significantly greater improvement in employee productivity and company performance than those narrowly targeted to top managers.

o The effect of a stock-based plan on the potential dilution of outstanding shares. Proposals with relatively high potential dilution levels (more than 10 percent) impose potentially large future liabilities that erode shareholder value. However, ProxyVote Plus will also consider whether the dilution is due to stock compensation targeted to top executives or is a broad-based plan generally available to all employees.

o Whether a compensation plan permits the replacement or repricing of "underwater" stock options; that is, those stock options whose exercise price is above the market price of the company stock. The repricing of stock options - by lowering the exercise price of the stock - can serve to reward managers for the poor performance of the company' stock, undermining the performance-based nature of stock option awards.

o Whether the stock-based compensation plan provides for stock options that are "premium" priced, linked to a market or industry stock price index or other performance measure. Premium-priced stock options as well as options whose exercise is dependent on exceeding a market index ensure that management compensation is linked clearly to superior stock performance, rather than to stock increases due solely to a broad-based appreciation in the equity markets.

o Whether the compensation plan creates or exacerbates disparities in the workplace that may adversely affect employee productivity and morale. In addition, the voting fiduciary should examine whether the performance goals established in a compensation plan for executives include goals or targets related to employee compensation, benefit levels or other measures of a high-performance workplace.

o Whether a compensation plan permits additional stock option grants or other forms of stock compensation for executives who already hold considerable stock through the exercise of prior stock options or grants, or who have a large number of unexercised stock options or unvested stock grants. While ProxyVote Plus generally supports stock compensation as an appropriate incentive for managers, providing additional stock compensation to these managers may offer diminished incentives and needlessly dilute the company's shares.

o Whether a plan authorizes multiple types of compensation awards, provides for substantial discretion by the compensation committee (or similar entity) to issue a wide range of stock-based awards and/or provides directors with substantial discretion to set and/or amend the performance criteria of a plan. ProxyVote Plus will not support compensation plans that are needlessly complex, inconsistent and complicated, or plans that weaken performance criteria by providing directors with excessive discretionary power.

Disclosing or Restricting Executive Compensation

A variety of shareholder proposals seek to limit executive compensation, or to link executive compensation to the achievement of specific performance goals. For example, some shareholder proposals seek to tie executive compensation to the company's compliance with environmental laws, workplace health and safety regulations or nondiscrimination laws or to the company's enforcement of labor standards with foreign and domestic suppliers. In addition, some proposals may restrict the exercise of stock options during periods of substantial layoffs or downsizings, or of reductions in employee pay and benefits. ProxyVote Plus will support proposals requesting that a company reflect the expense of its stock options on its income statement for stock options represent a real and significant cost to the company and such cost should be disclosed to shareholders in the income statement rather than buried in a footnote to the annual report.

1-WA/2011866.5

ProxyVote Plus will support proposals that link executive compensation to the company's achievement of goals that improve the long-term performance of the company. ProxyVote Plus will also support proposals seeking to expand the disclosure of executive compensation when the information is useful to shareholders. ProxyVote Plus generally believes that shareholders benefit from full disclosure of all forms of compensation received by the highest paid managers of the company.

Golden Parachutes

ProxyVote Plus will generally oppose management proposals to award golden parachutes and support shareholder proposals to eliminate them. Golden parachutes are severance agreements given to executives in the event of a merger or takeover. In light of the significant compensation already awarded most executives they are rarely justified.

Shareholder Proposals

A variety of shareholder proposals are sponsored each year concerning fundamental corporate governance topics and social issues, as well as many unique proposals that are presented for vote for the first time. ProxyVote Plus's position on many of these proposals has already been discussed. In general, ProxyVote Plus will evaluate shareholder proposals to determine whether they are in the best economic interests of the participants and beneficiaries ProxyVote Plus represents.

In general, ProxyVote Plus supports proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. In order to be able intelligently to monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information merit support. ProxyVote Plus will evaluate proposals seeking the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and the potential negative publicity if the company fails to honor the request.

ProxyVote Plus will generally support the following proposals so long as they are determined to protect or advance the long-term economic best interests of plan participants and beneficiaries:

Special Policy Review and Shareholder Advisory Committees

These resolutions propose the establishment of special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, occupational health and safety, and executive compensation.

Corporate Conduct and Human Rights

These proposals call for the adoption and/or enforcement of principles or codes relating to a company's investment in countries in which there are patterns of ongoing and systematic violation of human rights, a government is illegitimate or there is a call by human rights advocates, pro-democracy organizations or legitimately elected representatives for economic sanctions.

1-WA/2011866.5

Adoption of "MacBride Principles"

These resolutions call for the adoption of the MacBride Principles on the grounds that U.S. companies operating abroad should support the equal employment opportunity policies that apply in facilities domestically.

Adoption of "CERES Principles"

These resolutions call for the adoption of principles that encourage the company to protect the environment and the safety and health of its employees. Many companies have voluntarily adopted these principles.

Legal and Regulatory Compliance

These resolutions call for compliance with governmental mandates and corporate policies regarding nondiscrimination, affirmative action, workplace safety and health and other basic labor protections.

Supplier Standards

These resolutions call for the corporation to take reasonable steps, or institute a review process, to ensure that it does not and will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, convict labor or child labor, or that fail to comply with all applicable laws and standards protecting their employees' wages, benefits, working conditions, freedom of association and other rights.

Fair Lending

These resolutions call for financial institutions to affirmatively comply with fair-lending regulations and statutes, institute or report on overall fair-lending policies or goals by the parent and financial subsidiaries of the corporation or disclose lending data to shareholders and the public.

Other Issues

Equal Access to the Proxy

ProxyVote Plus's analysis will take into consideration the fact that such proposals give shareholders the same ability as management to state their views on contested proxy issues, including director nominations, thereby enhancing corporate accountability.


Fair-Price Provisions

ProxyVote Plus's analysis of the long-term costs and benefits of a fair-price provision will consider the fact that such provisions guard against the coercive pressures of two-tiered tender offers in which some shareholders, including plan participants in some situations, receive less value for their stock than other shareholders from a bidder who seeks to take a controlling interest in the company. However, ProxyVote Plus will also consider the provision's potential for minimizing the company's debt and the resulting impact on the long-term value of holdings in the event the shareholders do not tender.

1-WA/2011866.5

Greenmail Payments

ProxyVote Plus will consider the fact that greenmail discriminates against other shareholders and may result in decreased stock price. In the event ProxyVote Plus concludes that the greenmail payment lacks satisfactory long-term business justification (such as stopping an acquisition attempt that would be detrimental to the long-term economic best interests of plan participants and beneficiaries), ProxyVote Plus will oppose the proposal.


1-WA/2011866.5

                            PART C: OTHER INFORMATION
                         POST EFFECTIVE AMENDMENT NO. 67

Item 23.          Exhibits:

(a)(1) Registrant's Agreement and Declaration of Trust dated July 18, 1991, as originally filed with the SEC on August 29, 1991, is incorporated herein by reference to exhibit (1)(a) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No.33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(a)(2) Registrant's Amendment to the Agreement and Declaration of Trust dated December 2, 1996, is incorporated herein by reference to exhibit (1)(a) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 13, 1996.
(a)(3) Registrant's Amendment to the Agreement and Declaration of Trust dated February 18, 1997, is incorporated herein by reference to exhibit (1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.
(b)(1) Registrant's By-Laws are incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 29, 1991.
(b)(2) Registrant's Amended and Restated By-Laws are incorporated herein by reference to Exhibit (b)(2) of Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.
(c)               Not Applicable.
(d)(1) Investment Advisory Agreement between Registrant and HGK Asset Management, Inc. with respect to HGK Fixed Income Fund dated August 15, 1994 as originally filed with Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 15, 1994 is incorporated herein by reference to exhibit (5)(e) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed on February 28, 1996.
(d)(2) Investment Advisory Agreement between Registrant and AIG Capital Management Corp. with respect to AIG Money Market Fund originally filed with Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on September 19, 1994 is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed February 27, 1997.
(d)(3) Investment Advisory Agreement between Registrant and First Manhattan Co. with respect to FMC Select Fund dated May 3, 1995 as originally filed with Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 1, 1995 is incorporated herein by reference to exhibit (5)(g) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed on February 28, 1996.

(d)(4) Investment Advisory Agreement between Registrant and CRA Real Estate Securities L.P. dated December 31, 1996 with respect to the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit (5)(h) of Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on May 22, 1997.
(d)(5) Investment Advisory Agreement between Registrant and MDL Capital Management, Inc. with respect to the MDL Broad Market Fixed Income Portfolio and the MDL Large Cap Growth Equity Portfolio is incorporated herein by reference to exhibit
                  (5)(e) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(d)(6) Investment Advisory Agreement between Registrant and SAGE Global Funds, LLC with respect to the SAGE Corporate Bond Fund is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(d)(7) Investment Sub-Advisory Agreement between SAGE Global Funds, LLC and Standard Asset Group, Inc. with respect to the SAGE Corporate Bond Fund is incorporated herein by reference to exhibit (5)(i) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
 (d)(8) Investment Advisory Agreement between Registrant and LSV Asset Management Company is incorporated herein by reference to exhibit (d)(8) of Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.
 (d)(9) Amended and Restated Schedule to the Investment Advisory Agreement dated May 3, 1995 between Registrant and First Manhattan Company with respect to the FMC Select and FMC Strategic Value Funds is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.
(d)(10) Investment Advisory Agreement between Registrant and Sterling Partners Capital Management is incorporated herein by reference to exhibit (d)(10) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 12, 2001.
(d)(11) Investment Advisory Agreement between the Registrant and GLB Fund Management, Inc. is incorporated herein by reference to exhibit (d)(11) of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 13, 2000.

(d)(12) Investment Advisory Agreement between Registrant and Toews Corporation with respect to the Toews S&P 500 Hedged Index Fund and Toews Nasdaq-100 Hedged Index Fund is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.

(d)(13) Investment Advisory Agreement between Registrant and Prospect Asset Management with respect to The Japan Smaller Companies Fund is incorporated herein by reference to exhibit (d)(13) of Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.

(d)(14) Investment Advisory Agreement dated August 13, 2001 between Registrant and Synovus Funds Investment Advisors is incorporated herein by reference to exhibit (d)(14) of Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on November 5, 2001.

(d)(15) Investment Sub-Advisory Agreement dated August 13, 2001 between Registrant, Synovus Funds Investment Advisors and Steinberg Priest Capital Management, Co., Inc. is incorporated herein by reference to exhibit (d)(15) of Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on November 5, 2001.

(d)(16) Investment Advisory Agreement between Registrant and Cooke & Bieler, Inc. is incorporated herein by reference to exhibit
                  (d)(16) of Post-Effective Amendment No. 47 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 16, 2001.

(d)(17) Investment Advisory Agreement between Registrant and Acadian Asset Management, Inc. is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

(d)(18) Investment Advisory Agreement between Registrant and Analytic Investors, Inc. is incorporated herein by reference to exhibit
                  (d)(18) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

(d)(19) Investment Advisory Agreement between Registrant and Cambiar Investors LLC is incorporated herein by reference to exhibit
                  (d)(19) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

(d)(20) Investment Advisory Agreement between Registrant and Chicago Asset Management Company is incorporated herein by reference to exhibit (d)(20) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

(d)(21) Investment Advisory Agreement between Registrant and Fiduciary Management Associates, Inc. is incorporated herein by reference to exhibit

(d)(21) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

(d)(22) Investment Advisory Agreement between Registrant and Independence Investment, LLC is incorporated herein by reference to exhibit (d)(22) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

(d)(23) Investment Advisory Agreement between Registrant and Investment Counselors of Maryland, LLC is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

(d)(24)           Investment Advisory Agreement between Registrant and C.S.
                  McKee, LLP is incorporated herein by reference to exhibit
                  (d)(24) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

(d)(25) Investment Advisory Agreement between Registrant and Rice, Hall, James & Associates is incorporated herein by reference to exhibit (d)(25) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

(d)(26) Investment Advisory Agreement between Registrant and Sirach Capital Management, Inc. is incorporated herein by reference to exhibit (d)(26) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

(d)(27) Investment Advisory Agreement between Registrant and Thompson, Siegel & Walmsley, Inc. is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

(d)(28) Investment Advisory Agreement between Registrant and Commerce Capital Markets, Inc. is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 9, 2002.

(d)(29) Investment Advisory Agreement between Registrant and McKinley Capital Management, Inc. is incorporated herein by reference to exhibit (d)(29) of Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 9, 2002.

(d)(30) Investment Advisory Agreement between Registrant and Chartwell Investment Partners is incorporated herein by reference to exhibit (d)(30) of Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 9, 2002.

(d)(31) Investment Advisory between Registrant and National City Investment Management Co. is incorporated herein by reference to exhibit (d)(31) of Post-Effective Amendment No. 66 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 30, 2003.

(d)(32) Investment Advisory Agreement between Registrant and CB Investment Managers, LLC is filed herewith.

(e)(1) Amended and Restated Distribution Agreement between Registrant and SEI Financial Services Company dated August 8, 1994 as originally filed with Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on September 19, 1994 is incorporated herein by reference to exhibit (6) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed on February 28, 1996.

(e)(2) Distribution Agreement between Registrant and CCM Securities, Inc. dated February 28, 1997 is incorporated herein by reference to exhibit (6)(b) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 30, 1997.
(e)(3) Amended and Restated Sub-Distribution and Servicing Agreement between SEI Investments Company and AIG Equity Sales Corporation is incorporated herein by reference to exhibit
                  (6)(c) to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(e)(4) Amended and Restated Distribution Agreement between Registrant and SEI Investments Distribution Co. dated November 12, 2002 is incorporated herein by reference to exhibit (e)(4) of Post-Effective Amendment No. 62 filed on February 28, 2003.
(f)               Not Applicable.
(g)(1) Custodian Agreement between Registrant and CoreStates Bank N.A. originally filed Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on October 28, 1991 is incorporated herein by reference to exhibit (8) of Post-Effective Amendment No. 28 filed on February 27, 1997.
(g)(2) Amended Custodian Agreement between Registrant and CoreStates Bank, N.A. is incorporated herein by reference to exhibit
                  (g)(2) of Post-Effective Amendment No.39 filed on February 25, 2000.
(g)(3) Custodian Agreement between the Registrant and Union Bank of California is incorporated herein by reference to exhibit
                  (g)(3) of Post-Effective Amendment No.51 filed on June 14,
                  2002.


(g)(4) Amendment dated May 21, 2001 to the Custody Agreement dated August 12, 1991 between the Registrant and First Union National Bank is incorporated herein by reference to exhibit
                  (g)(4) of Post-Effective Amendment No.51 filed on June 14,
                  2002.

(g)(5) Custodian Agreement between Registrant and National City Bank is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment No. 66 filed on April 30, 2003.

(h)(1) Amended and Restated Administration Agreement between Registrant and SEI Financial Management Corporation, including schedules relating to Clover Capital Equity Value Fund, Clover Capital Fixed Income Fund, White Oak Growth Stock Fund, Pin Oak Aggressive Stock Fund, Roulston Midwest Growth Fund, Roulston Growth and Income Fund, Roulston Government Securities Fund, A+P Large-Cap Fund, Turner Fixed Income Fund, Turner Small Cap Fund, Turner Growth Equity Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Municipal Bond Fund and HGK Fixed Income Fund dated May 17, 1994 as originally filed with Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 15, 1994 is incorporated herein by reference to exhibit (9) of Post-Effective Amendment No. 24 filed on February 28, 1996.
(h)(2) Schedule dated November 11, 1996 to Administration Agreement dated November 14, 1991 as Amended and Restated May 17, 1994 adding the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit (9)(a) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on May 22, 1997.
(h)(3) Shareholder Service Plan and Agreement for the Class A Shares of the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit (9)(b) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 30, 1997.
(h)(4) Schedule to Amended and Restated Administration Agreement dated May 8, 1995 to the Administration Agreement dated November 14, 1991 as Amended and Restated May 17, 1994 with respect to the FMC Select Fund is incorporated herein by reference to exhibit (9)(d) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.
(h)(5) Consent to Assignment and Assumption of Administration Agreement dated June 1, 1996 is incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.
(h)(6) Schedule to the Amended and Restated Administration Agreement adding the MDL Broad Market Fixed Income Fund and the MDL Large Cap Growth Equity Fund incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No.32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.



(h)(7) Schedule to the Amended and Restated Administration Agreement adding the SAGE Corporate Fixed Bond Fund is incorporated herein by reference to exhibit (9)(g) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(h)(8) Schedule dated May 19, 1997 to Administration Agreement dated November 14, 1991 between the Advisors' Inner Circle Fund and SEI Financial Management Corporation adding the AIG Money Market Fund is incorporated herein by reference to exhibit
                  (9)(h) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(h)(9) Schedule to Administration Agreement relating to the CRA Realty Portfolio is incorporated herein by reference to exhibit (9)(i) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(h)(10) Shareholder Servicing Agreement for AIG Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(h)(11) Transfer Agency Agreement dated November 30, 1994 is incorporated herein by reference to exhibit (9)(k) of Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
(h)(12) Amendment dated August 17, 1998 to the Schedule dated May 8, 1995 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit (h)(12) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.
(h)(13) Assignment and Assumption Agreement dated February 27, 1998 between Registrant and Oak Associates Funds is incorporated herein by reference to exhibit (h)(13) of Post-Effective Amendment No. 34 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on December 29, 1998.
(h)(14) Amended Schedule dated March 15, 1999 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994, relating to LSV Value Equity Fund, between Registrant and SEI Fund Resources is incorporated by reference to exhibit (h)(14) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.
(h)(15) Amended Schedule dated August 15, 1999 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994, relating to HGK Fixed Income Fund, HGK Equity Value Fund and HGK Mid Cap Value Fund, between Registrant and SEI Investments Mutual Funds Services is incorporated by reference to exhibit (h)(15) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

(h)(16) Administration Agreement dated August 20, 1999 between Registrant, LSV Asset Management and Fidelity Brokerage Services, Inc. and National Financial Services Corporation is incorporated by reference to exhibit (h)(16) of Post-Effective Amendment No.39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.
(h)(17) Amended Schedule dated December 1, 1999 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994, relating CRA Realty Shares Portfolio, between Registrant and SEI Fund Resources is incorporated by reference to exhibit (h)(17) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.
(h)(18) Amendment dated August 18, 1999 to the Operating Agreement dated January 5, 1996, relating to LSV Value Equity Fund, between the Registrant, LSV Asset Management and Charles Schwab & Co, Inc. is incorporated by reference to exhibit
                  (h)(18) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25, 2000.
(h)(19) Schedule dated May 19, 2000 to the Administration Agreement dated November 14, 1991 between the Registrant and SEI Investments Mutual Funds Services relating to the AIG Money Market Fund is incorporated herein by reference to exhibit
                  (h)(19) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.
(h)(20) Schedule dated May 22, 2000 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services relating to the FMC Select and Strategic Value Funds is incorporated herein by reference to exhibit (h)(20) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No.33-42484) filed with the Securities and Exchange Commission on July 17, 2000.
(h)(21) Transfer Agency and Services Agreement dated October 1, 2000, between the Registrant and Forum Shareholder Services, LLC, is incorporated herein by reference to exhibit (h)(21) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.
(h)(22) Schedule to the Administration Agreement between Registrant and SEI Investments Mutual Funds Services relating to the GLB Aggressive Growth Fund is incorporated herein by reference to exhibit (h)(22) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.
(h)(23) Schedule to the Administration Agreement between Registrant and SEI Investments Mutual Funds Services relating to the Sterling Partners' Balanced Portfolio and Sterling Partners' Small Cap Value Portfolio is incorporated herein by reference to exhibit (h)(23) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

(h)(24) Schedule to the Administration Agreement between Registrant and SEI Investments Mutual Funds Services relating to the Toews S&P 500 Hedged Index Portfolio and Toews NASDAQ 100 Hedged Index Portfolio is incorporated herein by reference to exhibit (h)(24) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.
(h)(25) LSV Asset Management Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(25) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2002.
(h)(26) HGK Asset Management Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(26) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2002.
(h)(27) Schedule dated May 21, 2001 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Fund Resources is incorporated herein by reference to exhibit (h)(27) of the Registrant's Post-Effective Amendment No. 46 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on June 22, 2001.
(h)(28) Toews Corporation Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(28) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2002.
(h)(29) Cooke & Bieler, L.P. Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(29) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2002.
(h)(30) Prospect Asset Management Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(30) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2002.
(h)(31) Schedule, dated February 20, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Sirach Portfolios is incorporated herein by reference to exhibit (h)(31) of Post-Effective Amendment No.51 filed on June 14, 2002.
(h)(32) Schedule to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the TS&W Portfolios is incorporated herein by reference to exhibit (h)(32) of Post-Effective Amendment No.55 filed on August 30, 2002.
(h)(33) Schedule, dated February 20, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the ICM Small Company Portfolio is incorporated herein by reference to exhibit (h)(33) of Post-Effective Amendment No.51 filed on June 14, 2002.

(h)(34) Schedule to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Analytic Portfolios is incorporated herein by reference to exhibit (h)(34) of Post-Effective Amendment No.55 filed on August 30, 2002.
(h)(35) Schedule, dated February 20, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Cambiar Opportunity Portfolio is incorporated herein by reference to exhibit (h)(35) of Post-Effective Amendment No.51 filed on June 14, 2002.
(h)(36) Schedule to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Chicago Asset Management Value Portfolio is incorporated herein by reference to exhibit (h)(36) of Post-Effective Amendment No.55 filed on August 30, 2002.
 (h)(37) Schedule, dated February 20, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the FMA Small Company Portfolio is incorporated herein by reference to exhibit (h)(37) of Post-Effective Amendment No.51 filed on June 14, 2002.
(h)(38) Schedule, dated February 20, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Rice, Hall, James Portfolios is incorporated herein by reference to exhibit (h)(38) of Post-Effective Amendment No.51 filed on June 14, 2002.
(h)(39) Schedule to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Independence Small Cap Portfolio is incorporated herein by reference to exhibit (h)(39) of Post-Effective Amendment No.55 filed on August 30, 2002.
(h)(40) Schedule, dated February 20, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Acadian Emerging Markets Portfolio is incorporated herein by reference to exhibit
                  (h)(40) of Post-Effective Amendment No.51 filed on June 14, 2002.
(h)(41) Schedule, dated February 20, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the McKee International Equity Portfolio is incorporated herein by reference to exhibit
                  (h)(41) of Post-Effective Amendment No.51 filed on June 14, 2002.
(h)(42) Schedule to the Transfer Agency Agreement between the Registrant and DST Systems, Inc. pertaining to the Sirach Growth, Sirach Equity, Sirach Special Equity, Sirach Bond, Sirach Strategic Balanced, Rice, Hall James Micro Cap, Rice, Hall James Small/Mid Cap, McKee International Equity, TS&W Equity, TS&W Fixed Income, TS&W International Equity, Analytic Defensive Equity, Analytic International, Analytic Short-Term Income, FMA Small Company, ICM Small Company, Cambiar Opportunity, Independence Small Cap, Acadian Emerging Markets and Chicago Asset Management Value Portfolios is incorporated herein by reference to exhibit (h)(42) of Post-Effective Amendment No.51 filed on June 14, 2002.

(h)(43) Schedule, dated August 12, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Commerce Capital Government Money Market Fund is incorporated herein by reference to exhibit (h)(43) of Post-Effective Amendment No.59 filed on December 9, 2002.
(h)(44) Schedule, dated August 12, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the McKinley Large Cap Growth Fund is incorporated herein by reference to exhibit (h)(44) of Post-Effective Amendment No.59 filed on December 9, 2002.
(h)(45) Schedule, dated September 17, 2002, to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds Services pertaining to the Chartwell Large Cap Value Fund and Chartwell Small Cap Value Fund is incorporated herein by reference to exhibit (h)(45) of Post-Effective Amendment No.59 filed on December 9, 2002.
(h)(46) Schedule to the Transfer Agency Agreement between the Registrant and Forum Shareholder Services pertaining to Commerce Bank is incorporated herein by reference to exhibit
                  (h)(46) of Post-Effective Amendment No.59 filed on December 9, 2002.
(h)(47) Schedule to the Transfer Agency Agreement between the Registrant and Forum Shareholder Services pertaining to the McKinley Funds is incorporated herein by reference to exhibit
                  (h)(47) of Post-Effective Amendment No.59 filed on December 9, 2002.
(h)(48) Schedule to the Transfer Agency Agreement between the Registrant and Forum Shareholder Services pertaining to the Chartwell Funds is incorporated herein by reference to exhibit
                  (h)(48) of Post-Effective Amendment No.60 filed on December 20, 2002.
(h)(49) Commerce Capital Markets, Inc. Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit
                  (h)(49) of Post-Effective Amendment No.61 filed on January 17, 2003.
(h)(50) Amended and Restated Administration Agreement between the Registrant and SEI Investments Global Funds Services, dated November 12, 2002, is incorporated herein by reference to exhibit (h)(50) of Post-Effective Amendment No. 62 filed on February 28, 2003.
(h)(51) Licensing Agreement between the Registrant and Standard & Poor's pertaining to the Toews Funds is incorporated herein by reference to exhibit (h)(51) of Post-Effective Amendment No. 62 filed on February 28, 2003.

(h)(52) Licensing Agreement between the Registrant and the Nasdaq Stock Market, Inc. pertaining to the Toews Funds is incorporated herein by reference to exhibit (h)(52) of Post-Effective Amendment No. 62 filed on February 28, 2003.
(h)(53) Toews Corporation Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(53) of Post-Effective Amendment No. 62 filed on February 28, 2003..
(h)(54) Cooke & Bieler L.P. Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(54) of Post-Effective Amendment No. 62 filed on February 28, 2003.
(h)(55) LSV Asset Management Company Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(55) of Post-Effective Amendment No. 62 filed on February 28, 2003.
(h)(56) HGK Asset Management, Inc. Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(56) of Post-Effective Amendment No. 62 filed on February 28, 2003.
(h)(57) Independence Investments, LLC Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(57) of Post-Effective Amendment No. 62 filed on February 28, 2003.
(h)(58) Prospect Asset Management Contractual Fee Waiver Agreement is incorporated herein by reference to exhibit (h)(58) of Post-Effective Amendment No. 62 filed on February 28, 2003.

(h)(59) Amended Schedule dated May 20, 2002 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Financial Management Corporation is filed herewith.
(h)(60) Schedule dated March 31, 2001 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Fund Resources is filed herewith.
(h)(61) Schedule dated February 19, 2003 to the Administration Agreement dated November 14, 1991 as amended and restated November 12, 2002 between the Registrant and SEI Investments Global Funds Services is filed herewith.
(h)(62) Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is filed herewith.
(i)               Opinion and Consent of Counsel is filed herewith.
(j)(1) Consent of Independent Public Accountants (PricewaterhouseCoopers LLP) is filed herewith.
(j)(2) Consent of Independent Public Accountants (KPMG LLP) is filed herewith.
(k)               Not Applicable.

(l)               Not Applicable.
(m)(1) Distribution Plan for The Advisors' Inner Circle Fund is incorporated herein by reference to exhibit (m) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.
(m)(2) Distribution and Shareholder Servicing Plan for the Toews Funds is incorporated herein by reference to exhibit (m)(2) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.

(m)(3) Form of Distribution Plan for the Chartwell Large Cap Value Fund and the Chartwell Small Cap Value Fund is incorporated herein by reference to exhibit (m)(3) of Post-Effective Amendment No. 56 filed on September 13, 2002.

(m)(4) Shareholder Servicing Plan for the McKinley Capital Large Cap Growth Fund is filed herewith.

(n)               Not Applicable.
(o)(1) Rule 18f-3 Plan for The Advisors' Inner Circle Fund is incorporated herein by reference to exhibit (o) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.
(o)(2) Amended and restated Rule 18f-3 Plan for The Advisors' Inner Circle Fund is incorporated herein by reference to exhibit
                  (o)(2) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.
(p)(1) Revised SEI Investments Company Code of Ethics and Insider Trading Policy is incorporated herein by reference to exhibit
                  (p)(1) of the Registrant's Post-Effective Amendment No. 46 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on June 22, 2001.
(p)(2) The Advisors' Inner Circle Fund Code of Ethics is incorporated herein by reference to exhibit (p)(10) of The Arbor Fund's Post-Effective Amendment No. 28 on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.
(p)(3) AIG Capital Management Corp. Code of Ethics is incorporated herein by reference to exhibit (p)(3) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.
(p)(4) Clarion CRA Securities, LP, Code of Ethics is incorporated herein by reference to exhibit (p)(4) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.
(p)(5) First Manhattan Co. Code of Ethics is incorporated herein by reference to exhibit (p)(5) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.
(p)(6) HGK Asset Management, Inc., Code of Ethics is incorporated herein by reference to exhibit (p)(6) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.
(p)(7) LSV Asset Management, L.P., Code of Ethics is incorporated herein by reference to exhibit (p)(9) of SEI Institutional Managed Trust's Post-Effective Amendment No. 33 on Form N-1A (File No. 33-9504) filed with the Securities and Exchange Commission on July 3, 2000.
(p)(8) MDL Capital Management, Inc., Code of Ethics is incorporated herein by reference to exhibit (p)(8) of the Registrant's Post-Effective Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.

(p)(9) Sterling Capital Management Company Code of Ethics is incorporated herein by reference to exhibit (p)(9) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on December 13, 2000.
(p)(10) Toews Corporation Code of Ethics is incorporated herein by reference to exhibit (p)(10) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.
(p)(11) Prospect Asset Management Code of Ethics is incorporated herein by reference to exhibit (p)(11) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on June 22, 2001.
(p)(12) Synovus Funds Investment Advisors Code of Ethics is incorporated herein by reference to exhibit (p)(12) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2002.
(p)(13) Steinberg Priest Capital Management Co., Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(13) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2002.
(p)(14) Cooke & Bieler, L.P. Code of Ethics is incorporated herein by reference to exhibit (p)(14) of the Registrant's Post-Effective Amendment No. 49 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2002.
(p)(15) Acadian Asset Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(15) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.
(p)(16) Analytic Investors, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(16) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.
(p)(17) Cambiar Investors LLC Code of Ethics is incorporated herein by reference to exhibit (p)(17) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.
(p)(18) Chicago Asset Management Company Code of Ethics is incorporated herein by reference to exhibit (p)(18) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.
(p)(19) Fiduciary Management Associates Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.
(p)(20) Independence Investment, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(20) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.

(p)(21) Investment Counselors of Maryland, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(21) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.
(p)(22) C.S. McKee, LLP Code of Ethics is incorporated herein by reference to exhibit (p)(22) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.
(p)(23) Rice, Hall, James & Associates Code of Ethics is incorporated herein by reference to exhibit (p)(23) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.
(p)(24) Sirach Capital Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(24) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.
(p)(25) Thompson, Siegel & Walmsley, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(25) of Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on April 3, 2002.
(p)(26) McKinley Capital Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(26) of Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 16, 2002.
(p)(27) Chartwell Investment Partners Code of Ethics is filed herein by reference to exhibit (p)(27) of the Registrant's Post-Effective Amendment No. 57 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on September 27, 2002.

(p)(28) National City Investment Management Company Code of Ethics is filed herewith.
(p)(29) Revised AIG Capital Management Corporation Code of Ethics is filed herewith.

Item 24.  Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 25.  Indemnification:

         Article VIII of the Agreement and Declaration of Trust filed as Exhibit
(a) to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of Investment Adviser:

         Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

HGK Asset Management, Inc.
--------------------------
HGK Asset Management, Inc. is the investment adviser for the HGK Fixed Income Fund. The principal address of HGK Asset Management, Inc. is Newport Tower, 525 Washington Blvd., Jersey City, NJ 07310.


---------------------------------------- -------------------------------------- --------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
---------------------------------------- -------------------------------------- --------------------------------------
Jeffrey Theodore Harris, Managing
Director (Fixed Income)                                   --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
Joseph Edward Kutzel, Managing
Director (Marketing)                                      --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
Michael Pendergast, Managing Director,
Senior Equity Manager                                     --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
Gregory Walter Lobo, Managing
Director, Senior Fixed Income Manager                     --                                     --
---------------------------------------- -------------------------------------- --------------------------------------
Arthur Ettore Coia, II, Managing
Director, Mid Cap Equity Manager
---------------------------------------- -------------------------------------- --------------------------------------

AIG Capital Management Corp.
----------------------------
AIG Capital Management Corp. is the investment adviser for the AIG Money Market Fund. The principal address of AIG Capital Management Corp. is 70 Pine Street, New York, NY 10270.

---------------------------------------- -------------------------------------- --------------------------------------
Name and Position with Investment        Name of Other Company                  Connection with Other Company
Adviser
---------------------------------------- -------------------------------------- --------------------------------------
William Naughton Dooley, Director        American International Group, Inc.     Senior Vice President of Financial
                                         AIG Global Investment Corp (Europe)    Services
                                         Ltd.                                   Director

                                                                                Various Positions with AIG
                                                                                subsidiaries and affiliates
---------------------------------------- -------------------------------------- --------------------------------------
Ronald Alan Latz, Director               AIG Funding, Inc.                      Director
                                         AIGTI, Inc.                            Director
                                         AIG Capital Partners                   Director

                                                                                Various Positions with AIG
                                                                                subsidiaries and affiliates
---------------------------------------- -------------------------------------- --------------------------------------
Steven Bensinger, Director               American International Group, Inc.     Treasurer & Vice President

                                                                                Various Positions with AIG
                                                                                subsidiaries and affiliates
---------------------------------------- -------------------------------------- --------------------------------------
Win Jay Neuger, Director and Chairman,   AIG Global Investment Corp.            Director, Chairman, CEO
CIO
                                         AIG Global Investment Fund             Director
                                         Management Limited.
                                         AIG Global Investment Group, Inc.      Director, Chairman, CEO
                                                                                Director
                                         American International Group, Inc.
                                                                                Executive Vice President,
                                         AIG Global Investment Corp,            Chief Investment Officer
                                         (Europe), Ltd.
                                                                                Director

                                                                                Various Positions with AIG
                                                                                subsidiaries and affiliates
---------------------------------------- -------------------------------------- --------------------------------------
Helen Stefanis, Director, President      AIG Structured Products, Inc.          Vice President
                                         AIGTI, Inc.                            Vice President
                                         AIG Equity Sales Corp.                 Director
---------------------------------------- -------------------------------------- --------------------------------------
Richard S. Biegen, Compliance Officer    AIG Global Investment Group, Inc.      Vice President
---------------------------------------- -------------------------------------- --------------------------------------
Neil Friedman,                           AIG Funding, Inc.                      Vice President & Comptroller
Vice President, Comptroller              AIGTI, Inc.                            Vice President & Comptroller
                                         AIG Capital Partners, Inc.             Vice President
                                         AIG Brandes, LLC                       Assistant Treasurer
---------------------------------------- -------------------------------------- --------------------------------------
George Coheleach, Vice President,        AIG Funding, Inc.                      Vice President
Senior Portfolio Manager                 AIGTI, Inc.                            Vice President
---------------------------------------- -------------------------------------- --------------------------------------
Edward Jay Lieber, Vice President,       AIG Funding, Inc.                      Vice President
Portfolio Manager                        AIGTI, Inc.                            Vice President
---------------------------------------- -------------------------------------- --------------------------------------
Matthew Buhse, Assistant Portfolio       AIG Funding, Inc.                      Assistant Portfolio Manager
Manager
---------------------------------------- -------------------------------------- --------------------------------------
Peter Michael Yu,                        AIG Capital Partners, Inc.             Director, CEO, President
Managing Director, Vice President                                               Various Positions with AIG
                                                                                subsidiaries and affiliates
---------------------------------------- -------------------------------------- --------------------------------------

First Manhattan Co.
-------------------
First Manhattan Co. is the investment adviser for the FMC Select Fund. The principal address of First Manhattan Co. is 437 Madison Avenue, New York, NY 10022.

------------------------------------------------------------------------------------------------------------------
Name and Position with Investment             Name of Other Company             Connection with Other Company
Adviser
------------------------------------------------------------------------------------------------------------------
David Sanford Gottesman, Senior                  Sequa Corporation               Member, Board of Directors
Managing Director
------------------------------------------------------------------------------------------------------------------
Daniel Rosenbloom, Senior Managing                      --                                   --
Director
------------------------------------------------------------------------------------------------------------------
Jack H. Varon, Senior Managing Director                 --                                   --
------------------------------------------------------------------------------------------------------------------
Allan Howard Glick, Senior Managing                     --                                   --
Director
------------------------------------------------------------------------------------------------------------------
Bernard C. Groveman, Senior Managing                    --                                   --
Director
------------------------------------------------------------------------------------------------------------------
Charles M. Rosenthal, Senior Managing                   --                                   --
Director
------------------------------------------------------------------------------------------------------------------
David M. Manischewitz, Senior Managing                  --                                   --
Director
------------------------------------------------------------------------------------------------------------------
Arthur Joel Stainman, Senior Managing                   --                                   --
Director
------------------------------------------------------------------------------------------------------------------
John R. Loomis, Senior Managing                         --                                   --
Director
------------------------------------------------------------------------------------------------------------------
Michael P. Helmick, Senior Managing                     --                                   --
Director
------------------------------------------------------------------------------------------------------------------
Robert W. Gottesman, Senior Managing                    --                                   --
Director
------------------------------------------------------------------------------------------------------------------
A. Byron Nimocks, III, Senior Managing                  --                                   --
Director
------------------------------------------------------------------------------------------------------------------
Neal K. Stearns, Senior Managing                        --                                   --
Director, General Counsel
------------------------------------------------------------------------------------------------------------------
Carrol A. Muccia, Jr., Senior Managing                  --                                   --
Director
------------------------------------------------------------------------------------------------------------------
Richard A. Pearl, General Partner                       --                                   --
------------------------------------------------------------------------------------------------------------------
Keith B. Josephson, General Partner                     --                                   --
------------------------------------------------------------------------------------------------------------------
William F. Guardenier, General Partner                  --                                   --
------------------------------------------------------------------------------------------------------------------
Todd W. Green, General Partner                          --                                   --
------------------------------------------------------------------------------------------------------------------
Samuel Flug Colin, General Partner                      --                                   --
------------------------------------------------------------------------------------------------------------------
Jay Vodofsky, General Partner                           --                                   --
------------------------------------------------------------------------------------------------------------------

LSV Asset Management Company
----------------------------
LSV Asset Management Company is an investment adviser for the LSV Value Equity Fund. The address of LSV Asset Management Company 1 N. Wacker Drive, Chicago, Illinois 60606. LSV Asset Management Company is an investment adviser registered under the Advisers Act.


------------------------------------------------------------------------------------------------------------------
Name and Position with Investment             Name of Other Company              Connection with Other Company
Adviser
------------------------------------------------------------------------------------------------------------------
Josef Lakonishok, CEO, Portfolio              University of Illinois                Professor of Finance
Manager
------------------------------------------------------------------------------------------------------------------
Robert Vishny, Partner, Portfolio              University of Chicago                Professor of Finance
Manager
------------------------------------------------------------------------------------------------------------------
Menno Vermeulen, Partner, Portfolio                     --                                   --
Manager
------------------------------------------------------------------------------------------------------------------
Tremaine Atkinson, Partner, COO                         --                                   --
------------------------------------------------------------------------------------------------------------------
Christopher LaCroix, Partner, Managing
Director of Business Development                        --                                   --
------------------------------------------------------------------------------------------------------------------
SEI Funds, Inc., General Partner                        --                                   --
------------------------------------------------------------------------------------------------------------------
Andrei Shleifer, Partner                        Harvard University                 Professor of Economics
------------------------------------------------------------------------------------------------------------------

Sterling Capital Management Company
-----------------------------------
Sterling Capital Management Company is the investment adviser to the Sterling Capital Balanced Portfolio and Sterling Capital Small Cap Value Portfolio. The principal address of Sterling Capital Management Company, is One First Union Center, 301 S. College Street, Suite 3200, Charlotte, North Carolina 28202.

------------------------------------------------------------------------------------------------------------
Name and Position with Investment           Name of Other Company           Connection with Other Company
Adviser
------------------------------------------------------------------------------------------------------------
Mark Whitaker Whalen, Managing Director                --                              --
------------------------------------------------------------------------------------------------------------
David Michael Ralston, Managing                        --                              --
Director
------------------------------------------------------------------------------------------------------------
Alexander Worth McAlister, Managing                    --                              --
Director
------------------------------------------------------------------------------------------------------------
Eduardo Alejandro Brea, Managing                       --                              --
Director
------------------------------------------------------------------------------------------------------------
Brian R. Walton, Managing Director
------------------------------------------------------------------------------------------------------------
Mary Weeks Fountain, Director                          --                              --
------------------------------------------------------------------------------------------------------------
Mark Montgomery, Director                              --                              --
------------------------------------------------------------------------------------------------------------
Robert Bridges, Director                               --                              --
------------------------------------------------------------------------------------------------------------
Rose Ezarsky, Director                                 --                              --
------------------------------------------------------------------------------------------------------------
Tony Corallo, Director                                 --                              --
------------------------------------------------------------------------------------------------------------
Robert Clark, Director
------------------------------------------------------------------------------------------------------------
Kenneth Cotner, Director                               --                              --
------------------------------------------------------------------------------------------------------------
Patrick Rau, Director                                  --                              --
------------------------------------------------------------------------------------------------------------
Michael McVicker, Associate Director                   --                              --
------------------------------------------------------------------------------------------------------------
Mary Chaney, Associate Director                        --                              --
------------------------------------------------------------------------------------------------------------
Will Thompson, Associate Director                      --                              --
------------------------------------------------------------------------------------------------------------
Jo Sisco, Associate Director
------------------------------------------------------------------------------------------------------------
Russ Duckworth, Associate Director                     --                              --
------------------------------------------------------------------------------------------------------------
Cathy Sawyer, Associate Director                       --                              --
------------------------------------------------------------------------------------------------------------
Jamie McNeilis, Associate Director                     --                              --
------------------------------------------------------------------------------------------------------------

Toews Corporation
-----------------
Toews Corporation is the investment adviser to the Toews S&P 500 Hedged Index Portfolio and Toews Nasdaq-100 Hedged Index Portfolio. The principal address of Toews Corporation is 1500 Market Street, 12th Floor, East Tower, Philadelphia, PA 19102.


-----------------------------------------------------------------------------------------------------------------
Name and Position with Investment               Name of Other Company          Connection with Other Company
Adviser
-----------------------------------------------------------------------------------------------------------------
Michael T. DiMarco, Associated Person                    --                                 --
-----------------------------------------------------------------------------------------------------------------
Phillip R. Toews, President                              --                                 --
-----------------------------------------------------------------------------------------------------------------
Alex J. Rigolizzo, Associated Person                     --                                 --
-----------------------------------------------------------------------------------------------------------------
Randall D. Schroeder, Associated Person                  --                                 --
-----------------------------------------------------------------------------------------------------------------

Prospect Asset Management, Inc.
-------------------------------
Prospect Asset Management, Inc. is the investment adviser to the Prospect Japan Fund. The principal address of Prospect Asset Management, Inc. is 6700 Kalanianaole Highway, Suite 122, Honolulu, HI 96825.

--------------------------------------------------------------------------------------------------------------
Name and Position with Investment           Name of Other Company            Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------
Curtis Freeze                                        --                                  --
--------------------------------------------------------------------------------------------------------------
Wolf Reitsberger, Director                           --                                  --
--------------------------------------------------------------------------------------------------------------
Robert Priske, Director                       Robert Priske LLC                       President
--------------------------------------------------------------------------------------------------------------

Synovus Fund Investment Advisors
--------------------------------
Synovus Fund Investment Advisors is the investment adviser to the Synovus Large Cap Core Equity Fund, Synovus Mid Cap Value Fund, Synovus Fixed Income Fund and Synovus Georgia Tax-Free Municipal Bond Fund. The principal address of Synovus Fund Investment Advisors is P.O. Box 23024, Columbus, GA 31902-1313.


--------------------------------------------------------------------------------------------------------------
Name and Position with Investment     Name of Other Company             Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------
Bill Perkins                          Synovus Securities, Inc.          CEO
Director                              Synovus Trust Company             Director
                                      Diamond Hill                      Director(2002 to present Advisory
                                      Global Asset Alternatives         Director(2002 to present)
--------------------------------------------------------------------------------------------------------------
George Flowers                        Synovus Trust Company             President
President
--------------------------------------------------------------------------------------------------------------
Mark J. Brown                         Synovus Trust Company             Senior Vice-President & CIO since
Senior Vice-President                                                   1996
--------------------------------------------------------------------------------------------------------------
Walter M. Deriso                      Security Bank and Trust           President & CEO (Jan. 1991-1997)
Chairman                                                                Chairman of the Board 1997 to present
                                      Security Bank and Trust           Vice Chairman Jan. 1997-present

                                      Synovus Financial Corp.
--------------------------------------------------------------------------------------------------------------
A. Daniel Mallard                     Synovus Securities, Inc.          President
--------------------------------------------------------------------------------------------------------------

Steinberg Priest & Sloane Capital Management, LLC
-------------------------------------------------
Steinberg Priest & Sloane Capital Management, LLC is the investment adviser to the Synovus Mid Cap Value Fund. The principal address of Steinberg Priest & Sloane Capital Management, LLC Inc is 12 East 49th Street, Suite 1202, New York, New York 10017.

--------------------------------------------------------------------------------------------------------------------
Name and Position with Investment       Name of Other Company                 Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------------
Michael A. Steinberg                    Michael A. Steinberg & Co., Inc.      President, Secretary, Treasurer and
President, Secretary, Treasurer and                                           Director since 1982
Director
--------------------------------------------------------------------------------------------------------------------
Steven L. Feld                          Financial Clearing Services Corp.     Vice President June 1985-January 1990
Managing Director                       Michael A. Steinberg & Co., Inc.      Vice President since August 1990
--------------------------------------------------------------------------------------------------------------------
Mark H Strauss                          Michael A. Steinberg & Co., Inc.      Head Trader since October 1986
Head Trader, Director
--------------------------------------------------------------------------------------------------------------------
Janet Kappenberg Navon                  Atlantic Asset Management Partners    Senior Vice President & Portfolio
Portfolio Manager & Analyst             LLC                                   Strategist July 1995-May 1998
Managing Director
--------------------------------------------------------------------------------------------------------------------
William W. Priest, Jr., Managing        BEA Associates                        CEO, Chairman of the Executive
Partner, Portfolio Manager                                                    Committee, Managing Director and
                                                                              Portfolio Manager June 1992-Dec. 1997
                                                                              CEO, Chairman of the Managing
                                                                              Committee, Managing Director and
                                        Credit Suisse Asset Management, LLC   Portfolio Manager January 1998 -
                                                                              April 2000
--------------------------------------------------------------------------------------------------------------------
David N. Pearl, Managing Director,      ING Baring Furman Selz                Managing Director, from 1997-2001
Portfolio Manager                                                             Senior Portfolio Manager from 1994
                                        Citibank Global Asset Management      to 1997
--------------------------------------------------------------------------------------------------------------------
Orest B. Stelmach, Managing Director,   The Carlyle Group                     Managing Director and High Yield
Portfolio Manager                                                             Portfolio Manager from 1999 to 2001
                                                                              Senior Vice President and CIO from
                                        TIG Holdings, Inc.                    1993 to 1999
--------------------------------------------------------------------------------------------------------------------
Joseph W. Donaldson, Director, Senior   First Manhattan Co.                   Equity Analyst from 1999 to 2001
Analyst                                                                       Senior Analyst in 1998
                                        ING Baring Furman Selz
--------------------------------------------------------------------------------------------------------------------

Cooke & Bieler, LP
------------------
Cooke & Bieler, LP is the investment adviser to the C&B Large Cap Value Portfolio, C&B Tax-Managed Value Portfolio and C&B Mid Cap Value Portfolio. The principal address of Cooke & Bieler, LP is 1700 Market Street, Philadelphia, PA 19103.

---------------------------------------------------------------------------------------------------------------
Name and Position with Investment           Name of Other Company            Connection with Other Company
Adviser
---------------------------------------------------------------------------------------------------------------
Sam Ballam III -  Partner                     Cooke & Bieler, Inc.                     Principal
---------------------------------------------------------------------------------------------------------------
Kermit S. Eck-  Partner                       Cooke & Bieler, Inc.                     Principal
---------------------------------------------------------------------------------------------------------------
John J.Medveckis-  Partner                    Cooke & Bieler, Inc.                     Principal
---------------------------------------------------------------------------------------------------------------
Michael M. Meyer-  Partner                    Cooke & Bieler, Inc.                     Principal
---------------------------------------------------------------------------------------------------------------
James R. Norris-  Partner                     Cooke & Bieler, Inc.                     Principal
---------------------------------------------------------------------------------------------------------------
James R. O'Neal-  Partner                     Cooke & Bieler, Inc.                     Principal
---------------------------------------------------------------------------------------------------------------
Bruce A. Smith-  Partner                      Cooke & Bieler, Inc.                     Principal
---------------------------------------------------------------------------------------------------------------
Mehul Trivedi-  Partner                       Cooke & Bieler, Inc.                     Associate
---------------------------------------------------------------------------------------------------------------

Investment Counselors of Maryland, LLC
--------------------------------------
Investment Counselors of Maryland, LLC is the investment adviser to the ICM Small Company Portfolio. The principal address of Investment Counselors of Maryland, LLC is 803 Cathedral Street, Baltimore, Maryland 21201.


------------------------------------------------------------------------------------------------------------------

    NAME                     POSITION WITH INVESTMENT         NAME OF OTHER          CONNECTION WITH OTHER
                             ADVISER                          COMPANY                COMPANY
------------------------------------------------------------------------------------------------------------------
    Stuart M. Christhilf, III Principal - Director             NA                         NA
------------------------------------------------------------------------------------------------------------------
    Donald J. Hoelting        Principal - Director             NA                         NA
------------------------------------------------------------------------------------------------------------------
    Robert D. McDorman, Jr.   Principal - Director             NA                         NA
------------------------------------------------------------------------------------------------------------------
    Paul L. Borssuck          Principal                        NA                         NA
------------------------------------------------------------------------------------------------------------------
    Andrew L. Gilchrist       Principal                        NA                         NA
------------------------------------------------------------------------------------------------------------------
    William V. Heaphy         Principal                        NA                         NA
------------------------------------------------------------------------------------------------------------------
    Stephen T. Scott          Principal                        NA                         NA
------------------------------------------------------------------------------------------------------------------
    Simeon F. Wooten, III     Principal                        NA                         NA
------------------------------------------------------------------------------------------------------------------
    James F. McAree           Senior Vice President            NA                         NA
------------------------------------------------------------------------------------------------------------------
    Linda L. Rosatelli        Vice President of Operations     NA                         NA
------------------------------------------------------------------------------------------------------------------
    E. Matthew Waldron, III   Vice President of Marketing      NA                         NA
------------------------------------------------------------------------------------------------------------------
    Edward W. Brown, Jr.      Vice President                   NA                         NA
------------------------------------------------------------------------------------------------------------------
    Elizabeth A. Dannettel    Vice President                   NA                         NA
------------------------------------------------------------------------------------------------------------------
    Svietlana T. Franke       Vice President                   NA                         NA
------------------------------------------------------------------------------------------------------------------
    Christine C. Davis        Asst. VP & Operations Mang.      NA                         NA
------------------------------------------------------------------------------------------------------------------
    Wendy E. Brown            Portfolio Accountant             NA                         NA
------------------------------------------------------------------------------------------------------------------
    Kanda K. Harp             Marketing Associate              NA                         NA
------------------------------------------------------------------------------------------------------------------
    Caroline N. Johnson       Marketing Associate              NA                         NA
------------------------------------------------------------------------------------------------------------------
    Joan Bielski              Admin. Assistant                 NA                         NA
------------------------------------------------------------------------------------------------------------------
    David C. Hegger           Director                         Old Mutual (US)            Senior Vice
                                                               Holdings, Inc.             President
------------------------------------------------------------------------------------------------------------------

Acadian Asset Management, Inc.
------------------------------
Acadian Asset Management, Inc. is the investment adviser to the Acadian Emerging Markets Portfolio. The principal address of Acadian Asset Management, Inc. is Ten Post Office Square, 8th Floor, Boston, MA 02109.


---------------------------------------------------------------------------------------------------------------
Name and Position with Investment            Name of Other Company           Connection with Other Company
Adviser
---------------------------------------------------------------------------------------------------------------
Gary Leonard Bergstrom - Chairman,                    None                               None
Director & Treasurer
---------------------------------------------------------------------------------------------------------------
Ronald Dickson Frashure - President &                 None                               None
Director
---------------------------------------------------------------------------------------------------------------
Churchill Gibson Franklin - Executive                 None                               None
Vice President & Director
---------------------------------------------------------------------------------------------------------------
John Robert Chisholm - Executive Vice                 None                               None
President & Director
---------------------------------------------------------------------------------------------------------------
Barry Bennett White - Clerk                           None                               None
---------------------------------------------------------------------------------------------------------------
Scott Francis Powers - Member of         Old Mutual U.S. Holdings, Inc.                  CEO
Acadian's board of directors
---------------------------------------------------------------------------------------------------------------

Rice Hall James & Associates
----------------------------

Rice Hall James & Associates is the investment adviser to the Rice Hall James Micro Cap Portfolio and Rice Hall James Small/Mid Cap Portfolio. The principal address of Rice Hall James & Associates is 600 West Broadway, Suite 1000, San Diego, CA 92101-3383.


-----------------------------------------------------------------------------------------------------------------
Name and Position with Investment Adviser       Name of Other Company          Connection with Other Company
-----------------------------------------------------------------------------------------------------------------
Thao Buu-Hoan, Partner                                   None
-----------------------------------------------------------------------------------------------------------------
Kevin Hamilton, Partner                       Messner & Smith Investment             Former employer -
                                                      Management                   Joined RHJ 1/22/2002
-----------------------------------------------------------------------------------------------------------------
Charles G. King, Partner                                 None
-----------------------------------------------------------------------------------------------------------------
Peter Krzyzek, Partner                                   None
-----------------------------------------------------------------------------------------------------------------
Thomas  McDowell, Partner                                None
-----------------------------------------------------------------------------------------------------------------
Gary S. Rice, Partner                                    None
-----------------------------------------------------------------------------------------------------------------
Douglas Sheres, Partner                                  None
-----------------------------------------------------------------------------------------------------------------
David P. Tessmer, Partner                                None
-----------------------------------------------------------------------------------------------------------------
Timothy A. Todaro, Partner                               None
-----------------------------------------------------------------------------------------------------------------
Patricia A. Urbonya, Partner                             None
-----------------------------------------------------------------------------------------------------------------

C.S. McKee, LLP
---------------
C.S. McKee, LLP is the investment adviser to the McKee International Equity Portfolio. The principal address of C.S. McKee, LLP is One Gateway Center, Pittsburgh, PA 15222.


----------------------------------------------------------------------------------------------------------------------
Name and Position with Investment Adviser      Name of Other Company                   Connection with Other Company
----------------------------------------------------------------------------------------------------------------------
Eugene M. Natali, President
----------------------------------------------------------------------------------------------------------------------
Gregory M. Melvin, EVP, CIO                    Dartmouth Capital Advisor's Inc.                  President
----------------------------------------------------------------------------------------------------------------------
Norman S. Allan, Exec. EVP
----------------------------------------------------------------------------------------------------------------------
Lloyd F. Stamy, Jr. , SVP
----------------------------------------------------------------------------------------------------------------------
Joseph A. Buongiorno, SVP
----------------------------------------------------------------------------------------------------------------------
Boyd M. Hanson, VP
----------------------------------------------------------------------------------------------------------------------
Jack P. White, VP
----------------------------------------------------------------------------------------------------------------------
Brian S. Allen, VP
----------------------------------------------------------------------------------------------------------------------
Bryan R. Johanson, VP
----------------------------------------------------------------------------------------------------------------------
Suda Vatsan, VP
----------------------------------------------------------------------------------------------------------------------
Amit Dugar, Terminated 5/31/02                                                            Information Unavailable
----------------------------------------------------------------------------------------------------------------------
Robert A. McGee, VP
----------------------------------------------------------------------------------------------------------------------
Nicholas A. Navari, AVP
----------------------------------------------------------------------------------------------------------------------
Christy S. Brenza, VP
----------------------------------------------------------------------------------------------------------------------
William J. Andrews, VP
----------------------------------------------------------------------------------------------------------------------
Eugene M. Natali, Jr.
    Third Party Solicitor
----------------------------------------------------------------------------------------------------------------------

Independence Investment, LLC
----------------------------
Independence Investment, LLC is the investment adviser to the Independence Small Cap Portfolio. The principal address of Independence Investment, LLC is 53 State Street, Exchange Place, Boston, MA 02109.


--------------------------------------------------------------------------------------------------------------------
Name and Position with Investment       Name of Other Company                 Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------------
Mark C. Lapman, Chairman of the Board   n/a                                   n/a
and President
--------------------------------------------------------------------------------------------------------------------
John S. Montgomery, Executive Vice      n/a                                   n/a
President
--------------------------------------------------------------------------------------------------------------------
Miriam F. Cooper, Executive Vice        n/a                                   n/a
President, Chief Operating Officer
--------------------------------------------------------------------------------------------------------------------
William P. Callan, Executive Vice       n/a                                   n/a
President
--------------------------------------------------------------------------------------------------------------------
Bradford S. Greenleaf, Senior Vice      n/a                                   n/a
President
--------------------------------------------------------------------------------------------------------------------
Paul F. McManus, Executive Vice         n/a                                   n/a
President
--------------------------------------------------------------------------------------------------------------------
William S. Baughman, Senior Vice        n/a                                   n/a
President
--------------------------------------------------------------------------------------------------------------------
Joanne P. Acford, Director              John Hancock  Life Insurance Company  Senior Vice President and Deputy
                                                                              General Counsel
--------------------------------------------------------------------------------------------------------------------
John M. DeCiccio, Director              John Hancock Financial Services, Inc. Executive Vice President
                                        John Hancock Life Insurance Company   Executive Vice President and Chief
                                                                              Investment Officer & Director
--------------------------------------------------------------------------------------------------------------------
Maureen R. Ford, Director               John Hancock Financial Services, Inc. Executive Vice President
                                        John Hancock Life Insurance Company   Executive Vice President
                                        John Hancock Advisers, LLC and The    Chairman, Director and Chief
                                        Berkley Group                         Executive Officer
                                        John Hancock Funds
                                                                              Chairman, President and Chief
                                                                              Executive Officer
--------------------------------------------------------------------------------------------------------------------
Klaus O. Shigley, Director              John Hancock Life Insurance Company   Vice President
--------------------------------------------------------------------------------------------------------------------
Gregory P. Winn, Director               John Hancock Life Insurance Company   Vice President and Treasurer
--------------------------------------------------------------------------------------------------------------------

Analytic Investors, Inc.
------------------------

Analytic Investors, Inc. is the investment adviser to the Analytic Defensive Equity Fund, Analytic International Fund and Analytic Short Term Income Fund. The principal address of Analytic Investors, Inc. is 700 South Flower Street, Suite 400, Los Angeles, CA 90017.

------------------------------------------------------------------------------------------------------------------------
Name and Position with        Name of Other Company                     Connection with Other Company
Investment Adviser
------------------------------------------------------------------------------------------------------------------------
Dr. Roger Glen Clarke,        Ensign Peak Advisors                      President(September 1997-present)
Chairman                      Bonneville Holding Corporation            Director (January 2000-present)
                              Deseret Trust Company                     Director(September 1996- present)
                              Analytic/TSA Investors, Inc.              Chariman (April 1998-January 2001)
                              OHSF Hedge MGP I, Inc.                    Director (November 1999-December 2000)
------------------------------------------------------------------------------------------------------------------------
Harindra de Silva, Director   Analytic US Market Neutral, Ltd.          Director (January 1999- present)
and President                 Analytic US Market Offshore Master, Ltd.  Director (November 2000- present)
                              Analytic/TSA Investors, Inc.
                                                                        President (April 1998- January 2001)
------------------------------------------------------------------------------------------------------------------------
Marie Nastasi Arlt,           Analytic/TSA Investors, Inc.              Treasurer, Principal, Vice President
Treasurer, Vice President,
Chief Operating Officer and
Corporate Secretary
------------------------------------------------------------------------------------------------------------------------
Scott F. Powers,              Old Mutual US Holdings, Inc.              Executive Officer
Director                      Old Mutual Asset Managers (US)            Executive Officer
                              LLC Mellon Institutional
                                                                        Executive Vice President-Sales, Marketing and
                                                                        Product Development
------------------------------------------------------------------------------------------------------------------------

Chicago Asset Management Company
--------------------------------

Chicago Asset Management Company is the investment adviser to the Chicago Asset Management Value Portfolio. The principal address of Chicago Asset Management Company is 70 West Madison Street, Suite 400, Chicago, IL 60602.

--------------------------------------------------------------------------------------------------------------------
                              Position with Investment        Name of Other Company     Connection with Other
Employee Name                 Adviser                                                   Company
--------------------------------------------------------------------------------------------------------------------
Jon F. Holsteen                     Principal/Chairman                  None                        N/A
--------------------------------------------------------------------------------------------------------------------
William W. Zimmer                  Principal/President                  None                        N/A
--------------------------------------------------------------------------------------------------------------------
Thomas F. Harmon                  Principal/Senior V.P.                 None                        N/A
--------------------------------------------------------------------------------------------------------------------
Donna L. Minnich                  Principal/Senior V.P.                 None                        N/A
--------------------------------------------------------------------------------------------------------------------
Gary R. Dhein                     Principal/Senior V.P.                 None                        N/A
--------------------------------------------------------------------------------------------------------------------
Frank F. Holsteen                 Principal/Senior V.P.                 None                        N/A
--------------------------------------------------------------------------------------------------------------------
J. Scott Sindelar             Principal/Senior V.P. None N/A
--------------------------------------------------------------------------------------------------------------------
Leslie D. Makovic                Principal/Vice President               None                        N/A
--------------------------------------------------------------------------------------------------------------------
Peter L. Goldman                  Principal/Senior V.P.            Vincent Capital           Managing Member*
--------------------------------------------------------------------------------------------------------------------
* Currently his company has no business/clients.


Cambiar Investors LLC
---------------------
Cambiar Investors LLC is the investment adviser to the Cambiar Opportunity Fund and the Cambiar International Equity Fund. The principal address of Cambiar Investors LLC is 2401 East Second Street, Suite 400, Denver, CO 80206.


-------------------------------------------------------------------------------------------------------------
Name and Position with Investment           Name of Other Company           Connection with Other Company
Adviser
-------------------------------------------------------------------------------------------------------------
Brian M. Barish, President, Director                 None
Research
-------------------------------------------------------------------------------------------------------------
Nancy H. Wigton, Principal, Director                 None
Marketing
-------------------------------------------------------------------------------------------------------------
Michael J. Gardner, Principal                Mountain States Bank         Board of Directors - effective
                                                                                      April 2002
-------------------------------------------------------------------------------------------------------------
Maria L. Azari, Principal                            None
-------------------------------------------------------------------------------------------------------------
Anna A. Aldrich, Principal                           None
-------------------------------------------------------------------------------------------------------------
Julie Goodrum, Vice President                        None
-------------------------------------------------------------------------------------------------------------
Christine M. Simon, Vice President,                  None
Director Operations & Finance
-------------------------------------------------------------------------------------------------------------
Tim Beranek, Vice President                          None
-------------------------------------------------------------------------------------------------------------
Karl Engelmann, Vice President                       None
-------------------------------------------------------------------------------------------------------------
Rod Hostetler, Vice President                        None
-------------------------------------------------------------------------------------------------------------
Carol VanSickle,Vice President                       None
-------------------------------------------------------------------------------------------------------------

Fiduciary Management Associates, LLC
------------------------------------
Fiduciary Management Associates, LLC is the investment adviser to the FMA Small Company Portfolio. The principal address of Fiduciary Management Associates, LLC is 55 West Monroe Street, Suite 2550, Chicago, IL 60603.

------------------------------------------------------------------------------------------------------------------
Name and Position with Investment       Name of Other Company               Connection with Other Company
Adviser
------------------------------------------------------------------------------------------------------------------
Robert F. Carr, III, Senior Managing    Greentech                           Advisory Board-Director
Director                                Vista Petroleum                     Advisory Board
------------------------------------------------------------------------------------------------------------------
Kathryn A. Vorisek, Senior Managing     None                                None
Director
------------------------------------------------------------------------------------------------------------------
Robert F. Carr, IV, Managing Director   None                                None
------------------------------------------------------------------------------------------------------------------
Terry B. French, Managing Director      None                                None
------------------------------------------------------------------------------------------------------------------
David J. Meyer, Managing Director       None                                None
------------------------------------------------------------------------------------------------------------------
Lloyd J. Spicer, Managing Director      None                                None
------------------------------------------------------------------------------------------------------------------
Robert W. Thornburgh, Managing Director None                                None
------------------------------------------------------------------------------------------------------------------
Nancy A. Boeselager, Director           None                                None
------------------------------------------------------------------------------------------------------------------
Edward S. Borland, Director             None                                None
------------------------------------------------------------------------------------------------------------------
Holly R. Carlini, Director              None                                None
------------------------------------------------------------------------------------------------------------------
Ann T. Durkin, Director                 None                                None
------------------------------------------------------------------------------------------------------------------
Michael P. Gasparac, Director           None                                None
------------------------------------------------------------------------------------------------------------------
Andrew S. Hadland, Director             None                                None
------------------------------------------------------------------------------------------------------------------
Greeta E. Hootman, Director             None                                None
------------------------------------------------------------------------------------------------------------------

Thompson, Siegel & Walmsley, Inc.
---------------------------------
Thompson, Siegel & Walmsley, Inc. is the investment adviser to the TS&W Equity, TS&W International Equity and TS&W Fixed Income Portfolios. The principal address of Thompson, Siegel & Walmsley, Inc. is 5000 Monument Avenue, P.O. Box 6883, Richmond, VA 23230.

--------------------------------------------------------------------------------------------------------------
Name and Position with Investment           Name of Other Company           Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------
Matthew G. Thompson,                                  N/A                                N/A
President
--------------------------------------------------------------------------------------------------------------
Horace P. Whitworth,                                  N/A                                N/A
Vice President, CFO
--------------------------------------------------------------------------------------------------------------
Lawrence Gibson, Secretary                            N/A                                N/A
--------------------------------------------------------------------------------------------------------------
Cheryl Mounce, Treasurer                              N/A                                N/A
--------------------------------------------------------------------------------------------------------------
Scott Powers, Director                                N/A                                N/A
--------------------------------------------------------------------------------------------------------------

Sirach Capital Management, Inc.
-------------------------------
Sirach Capital Management, Inc. is the investment adviser to the Sirach Equity, Sirach Growth, Sirach Special Equity, Sirach Bond and Sirach Strategic Balanced Portfolios. The principal address of Sirach Capital Management, Inc. is 520 Pike Street, Suite 2800, Seattle, WA 95101.

-----------------------------------------------------------------------------------------------------------------
Name and Position with Investment      Name of Other Company               Connection with Other Company
Adviser
-----------------------------------------------------------------------------------------------------------------

Commerce Capital Markets, Inc.
------------------------------
Commerce Capital Markets, Inc. is the investment adviser to the Commerce Capital Government Money Market Fund and the Commerce Capital Treasury Obligations Money Market Fund. The principal address of Commerce Capital Markets, Inc. is One Commerce Square, 2005 Market Street, Suite 200 Philadelphia, PA 19103.

------------------------------------------------------------------------------------------------------------------
Name and Position with Investment      Name of Other Company                Connection with Other Company
Adviser
------------------------------------------------------------------------------------------------------------------
Vincent J. Stafford, President/CEO     Commerce Capital Investments, Inc    President/CEO
------------------------------------------------------------------------------------------------------------------
Douglas J. Pauls, Director             Commerce Bancorp, Inc                Chief Financial Officer
------------------------------------------------------------------------------------------------------------------
Terry Malloy, Secretary/CFO            Commerce Capital Investments, Inc    Secretary/CFO
------------------------------------------------------------------------------------------------------------------
David Thompson, Director               N/A                                  N/A
------------------------------------------------------------------------------------------------------------------
Maria F. Lutzker                       Commerce Capital Investments, Inc    Compliance Officer
------------------------------------------------------------------------------------------------------------------

McKinley Capital Management, Inc.
---------------------------------
McKinley Capital Management, Inc. is the investment adviser to the McKinley Capital Large Cap Growth Fund. The principal address of McKinley Capital Management, Inc. is 3301 C Street, Suite 500, Anchorage, Alaska 99503.

--------------------------------------------------------------------------------------------------------------------
Name and Position with Investment          Name of Other Company               Connection with Other Company
Adviser
--------------------------------------------------------------------------------------------------------------------
Robert B. Gillam, President, Chief        1. McKinley Partners, LLC           1. Manager
Investment Officer, Director              2.  McKinley  Offshore  Management, 2. Director
                                          Ltd. 3. Registered Representative 3.
                                          Williams Financial Group
--------------------------------------------------------------------------------------------------------------------
Diane Wilke, Executive Vice President,    1.  McKinley  Offshore  Management, 1. Director
Chief Operating Officer, Director         Ltd.                                2. Registered Representative
                                          2. Williams Financial Group
--------------------------------------------------------------------------------------------------------------------
Tamara Leitis, Assistant Vice President   Williams Financial Group            Registered Representative
--------------------------------------------------------------------------------------------------------------------
B. Thomas Willison, Director (Chairman)   None
--------------------------------------------------------------------------------------------------------------------

Chartwell Investment Partners
-----------------------------
Chartwell Investment Partners is the investment adviser to the Chartwell Large Cap Value Fund and the Chartwell Small Cap Value Fund. The principal address of Chartwell Investment Partners is 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312.


-----------------------------------------------------------------------------------------------------------------
Name                         Position with Investment    Name of Other Company       Connection with Other
                             Adviser                                                 Company
-----------------------------------------------------------------------------------------------------------------
Edward N. Antoian            Managing Partner, Senior              Zeke LP           General Partner, Portfolio
                             Portfolio Mgr                                                     Manager
-----------------------------------------------------------------------------------------------------------------
                             Partner, Senior Portfolio
George H. Burwell            Mgr
-----------------------------------------------------------------------------------------------------------------
                             Managing Partner, Senior
David C. Dalrymple           Portfolio Mgr
-----------------------------------------------------------------------------------------------------------------
                             Partner, Chief Financial       Chartwell Dividend &           Vice President
G. Gregory Hagar             Officer Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------------
                                                            Chartwell Dividend &       President, Chairman and
Winthrop S. Jessup           Managing Partner, Chairman       Income Fund, Inc.               Director
-----------------------------------------------------------------------------------------------------------------
                             Partner, Senior Portfolio
Michael D. Jones             Mgr
-----------------------------------------------------------------------------------------------------------------
Michael J. McCloskey         Managing Partner, President
-----------------------------------------------------------------------------------------------------------------
                             Managing Partner, Senior       Chartwell Dividend &     Vice President and Director
Kevin A. Melich              Portfolio Mgr                    Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------------
                             Partner, Director of
Michael J. Nalevanko         Equity Trading
-----------------------------------------------------------------------------------------------------------------
                             Managing Partner, Senior
Harold A. Ofstie             Portfolio Mgr
-----------------------------------------------------------------------------------------------------------------
                             Partner, Director of           Chartwell Dividend &           Vice President
Maria E. Pollack             Client Administration            Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------------
                             Managing Partner, Chief        Chartwell Dividend &         Vice President and
Timothy J. Riddle            Executive Officer                Income Fund, Inc.               Treasurer
-----------------------------------------------------------------------------------------------------------------
                             Managing Partner, Senior       Chartwell Dividend &     Vice President and Director
Bernard P. Schaffer          Portfolio Mgr                    Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------------
                             Partner, Director of Fixed     Chartwell Dividend &           Vice President
Leslie M. Varrelman          Income                           Income Fund, Inc.
-----------------------------------------------------------------------------------------------------------------
                             Partner, Senior Portfolio
Babak Zenouzi                Mgr
-----------------------------------------------------------------------------------------------------------------

National City Investment Management Co.
---------------------------------------
National City Investment Management Co. is the investment adviser to the UA S&P 500 Index Fund. The principal address of National City Investment Management Co. is 1900 East Ninth Street, Cleveland, OH 44114.


----------------------------------------------------------------------------------------------------------------------
NAME & POSITION WITH INVESTMENT ADVISER                                                CONNECTION WITH OTHER COMPANY
                                                            NAME OF OTHER COMPANY
----------------------------------------------------------------------------------------------------------------------
                  Paul Clark - Director                   National Processing Corp.              Director
----------------------------------------------------------------------------------------------------------------------
                                                          National City Mortgage Co.             Director
----------------------------------------------------------------------------------------------------------------------

CB Investment Managers, LLC
---------------------------
CB Investment Managers, LLC is the investment adviser to the CB Core Equity Fund. The principal address of CB Investment Managers, LLC is 300 West Vine Street, Lexington, Kentucky 40507.


---------------------------------------------------------------------------------------------------------------
NAME & POSITION WITH INVESTMENT ADVISER                                         CONNECTION WITH OTHER COMPANY
                                                     NAME OF OTHER COMPANY
---------------------------------------------------------------------------------------------------------------
David L. Harris, Officer                              Central Bank & Trust        Executive Vice President
---------------------------------------------------------------------------------------------------------------
R. Kevin Stortzum, Officer                            Central Bank & Trust             Vice President
---------------------------------------------------------------------------------------------------------------
Marcia Wade, Officer                                  Central Bank & Trust             Vice President
---------------------------------------------------------------------------------------------------------------

Item 27. Principal Underwriters:
(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

         SEI Daily Income Trust                           July 15, 1982
         SEI Liquid Asset Trust                           November 29, 1982
         SEI Tax Exempt Trust                             December 3, 1982
         SEI Index Funds                                  July 10, 1985
         SEI Institutional Managed Trust                  January 22, 1987
         SEI Institutional International Trust            August 30, 1988
         The Advisors' Inner Circle Fund                  November 14, 1991
         STI Classic Funds                                May 29, 1992
         The Arbor Fund                                   January 28, 1993
         Bishop Street Funds                              January 27, 1995
         STI Classic Variable Trust                       August 18, 1995
         SEI Asset Allocation Trust                       April 1, 1996
         SEI Institutional Investments Trust              June 14, 1996
         HighMark Funds                                   February 15, 1997
         Armada Funds                                     March 8, 1997
         Expedition Funds                                 June 9, 1997
         Oak Associates Funds                             February 27, 1998
         The Nevis Fund, Inc.                             June 29, 1998
         CNI Charter Funds                                April 1, 1999
         The Armada Advantage Fund                        May 1, 1999
         Amerindo Funds Inc.                              July 13, 1999
         Friends Ivory Funds                              December 16, 1999
         iShares Inc.                                     January 28, 2000
         SEI Insurance Products Trust                     March 29, 2000
         iShares Trust                                    April 25, 2000
         Pitcairn Funds                                   August 1, 2000
         First Focus Funds, Inc.                          October 1, 2000
         JohnsonFamily Funds, Inc.                        November 1, 2000
         The MDL Funds                                    January 24, 2001
         Causeway Capital Management Trust                September 20, 2001

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                           Position and Office                            Positions and Offices
Name                       with Underwriter                               with Registrant
----                       ----------------                               ---------------
Alfred P. West, Jr.        Director, Chairman of the Board of Directors            --
Richard B. Lieb            Director, Executive Vice President                      --
Carmen V. Romeo            Director                                                --
Mark J. Held               President & Chief Operating Officer                     --
Dennis J. McGonigle        Executive Vice President                                --
Robert M. Silvestri        Chief Financial Officer & Treasurer                     --
Todd Cipperman             Senior Vice President & General Counsel                 --
Carl A. Guarino            Senior Vice President                                   --
Jack May                   Senior Vice President                                   --
Kevin P. Robins            Senior Vice President                                   --
Patrick K. Walsh           Senior Vice President                                   --
Wayne M. Withrow           Senior Vice President                                   --
Robert Aller               Vice President                                          --
John D. Anderson           Vice President & Managing Director                      --
Timothy D. Barto           Vice President & Assistant Secretary                    --
Robert Crudup              Vice President & Managing Director                      --
Richard A. Deak            Vice President & Assistant Secretary                    --
Scott W. Dellorfano        Vice President & Managing Director                      --
Barbara Doyne              Vice President                                          --
Jeff Drennen               Vice President                                          --
Scott C. Fanatico          Vice President & Managing Director                      --
Vic Galef                  Vice President & Managing Director                      --
Steven A. Gardner          Vice President & Managing Director                      --
Lydia A. Gavalis           Vice President & Assistant Secretary                    --
Greg Gettinger             Vice President & Assistant Secretary                    --
Kathy Heilig               Vice President                                          --
Jeff Jacobs                Vice President                                          --
Bridget Jensen             Vice President                                          --
Samuel King                Vice President                                          --
John Kirk                  Vice President & Managing Director                      --
Kim Kirk                   Vice President & Managing Director                      --
John Krzeminski            Vice President & Managing Director                      --
Karen LaTourette           Secretary                                               --
Alan H. Lauder             Vice President                                          --
Paul Lonergan              Vice President & Managing Director                      --
Ellen Marquis              Vice President                                          --
Christine M.
     McCullough            Vice President & Assistant Secretary                    --
Carolyn McLaurin           Vice President & Managing Director                      --
Mark Nagle                 Vice President                                          --
Joanne Nelson              Vice President                                          --
Rob Redican                Vice President                                          --
Maria Rinehart             Vice President                                          --
Steve Smith                Vice President                                          --
Daniel Spaventa            Vice President                                          --
Kathryn L. Stanton         Vice President                                          --
Sherry K. Vetterlein       Vice President & Assistant Secretary                    --
Lori L. White              Vice President & Assistant Secretary                    --
William E. Zitelli, Jr.    Vice President & Assistant Secretary                    --

Item 28.  Location of Accounts and Records:

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

         (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
(6); (8); (12); and 31a-I (d), the required books and records are maintained at the offices of Registrant's Custodian:


                  First Union National Bank      Union Bank of California
                  125 Broad Street               475 Sansome Street, 15th Floor
                  Philadelphia, PA 19109         San Francisco, California 94111

         (b)/(c) With respect to Rules 31a-1(a); 31a-1 (b)(1),(4); (2)(C) and
(D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:


                  SEI Investments Global Funds Services
                  Oaks, PA 19456

         (c) With respect to Rules 31a-1 (b)(5), (6), (9) and (10) and 31a-1
(f), the required books and records are maintained at the offices of the Registrant's Advisers:

                  HGK Asset Management, Inc.
                  Newport Tower
                  525 Washington Blvd.
                  Jersey City, NJ 07310

                  AIG Capital Management Corp.
                  70 Pine Street
                  20th Floor
                  New York, NY  10270

                  First Manhattan Co.
                  437 Madison Avenue
                  New York, NY  10022-7022

                  LSV Asset Management Company
                  1 North Wacker Drive
                  Chicago, Illinois 60606

                  Sterling Capital Management Company
                  One First Union Center
                  301 S. College Street, Suite 3200
                  Charlotte, NC 28202

                  Toews Corporation
                  1500 Market Street, 12th Floor
                  East Tower
                  Philadelphia, PA 19102

                  Prospect Asset Management, Inc.
                  6700 Kalanianaole Highway
                  Suite 122
                  Honolulu, HI 96825

                  Synovus Fund Investment Advisors
                  P.O. Box 23024
                  Columbus, GA 31902-1313

                  Steinberg Priest & Sloane Capital Management, LLC 12 East 49th Street, Suite 1202
                  New York, New York 10017

                  Cooke & Bieler, LP
                  1700 Market Street
                  Philadelphia, PA 19103

                  Investment Counselors of Maryland, LLC
                  803 Cathedral Street
                  Baltimore, Maryland 21201

                  Acadian Asset Management, Inc.
                  Ten Post Office Square, 8th Floor
                  Boston, MA 02109

                  Rice Hall James & Associates
                  600 West Broadway, Suite 1000
                  San Diego, CA 92101-3383

                  C.S. McKee, LLP One Gateway Center Pittsburgh, PA 15222

                  Independence Investment, LLC
                  53 State Street, Exchange Place
                  Boston, MA 02109

                  Analytic Investors, Inc.
                  700 South Flower Street, Suite 400
                  Los Angeles, CA 90017

                  Chicago Asset Management Company
                  70 West Madison Street, Suite 400
                  Chicago, IL 60602

                  Cambiar Investors LLC
                  2401 East Second Street, Suite 400
                  Denver, CO 80206

                  Fiduciary Management Associates, LLC
                  55 West Monroe Street, Suite 2550
                  Chicago, IL 60603

                  Thompson, Siegel & Walmsley, Inc.
                  5000 Monument Avenue, P.O. Box 6883
                  Richmond, VA 23230

                  Sirach Capital Management, Inc.
                  520 Pike Street, Suite 2800
                  Seattle, WA 95101

                  Commerce Capital Markets, Inc
                  One Commerce Square
                  2005 Market Street, Suite 200
                  Philadelphia, PA 19103

                  McKinley Capital Management, Inc.
                  3301 C Street, Suite 500
                  Anchorage, Alaska 99503

                  Chartwell Investment Partners
                  1235 Westlakes Drive, Suite 400
                  Berwyn, PA 19312

                  National City Investment Management Company
                  1900 East Ninth Street
                  Cleveland, OH 44114

                  CB Investment Managers, LLC
                  300 West Vine Street
                  Lexington, Kentucky 40507.

Item 29.  Management Services: None.
Item 30.  Undertakings: None.

                                     NOTICE


A copy of the Agreement and Declaration of Trust for The Advisors' Inner Circle Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Fund by an officer of the Fund as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Fund.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 67 to the Registration Statement No. 33-42484 to be signed on its behalf by the undersigned, thereto duly authorized in the City of Oaks, and Commonwealth of Pennsylvania on the 28th day of August 2003.

                                               THE ADVISORS' INNER CIRCLE FUND

                                               By: /s/ James R. Foggo
                                                   -----------------------
                                               James R. Foggo, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.


                         *                                    Trustee                   August 28, 2003
--------------------------------------------
John T. Cooney

                         *                                    Trustee                   August 28, 2003
--------------------------------------------
William M. Doran

                         *                                    Trustee                   August 28, 2003
--------------------------------------------
Robert A. Nesher

                         *                                    Trustee                   August 28, 2003
--------------------------------------------
Robert A. Patterson

                         *                                    Trustee                   August 28, 2003
--------------------------------------------
Eugene Peters

                         *                                    Trustee                   August 28, 2003
--------------------------------------------
George J. Sullivan, Jr.

                         *                                    Trustee                   August 28, 2003
--------------------------------------------
James M. Storey

  /s/ James R. Foggo                                          President                 August 28, 2003
--------------------------------------------
James R. Foggo

                     *                                       Controller &               August 28, 2003
-------------------------------------------------
Jennifer Spratley                                      Chief Financial Officer


*By: /s/ James R. Foggo
     --------------------------
         James R. Foggo
         Attorney-in-Fact

Powers of Attorney for John T. Cooney, William M. Doran, Robert A. Nesher, Eugene B. Peters, Robert A. Patterson, George J. Sullivan, James M. Storey, Jennifer Spratley and James R. Foggo are incorporated herein by reference to Post-Effective Amendment No. 67 filed on August 28, 2003.

                                  EXHIBIT INDEX

Exhibit No. and  Description

Item 23. Exhibits:

EX-99.A1          Registrant's Agreement and Declaration of Trust dated July 18,
                  1991, as originally filed with the SEC on August 29, 1991, is incorporated herein by reference to exhibit (1)(a) of
                  Post-Effective Amendment No. 32 to the Registrant's
                  Registration Statement on Form N-1A (File No.33-42484), filed with the Securities and Exchange Commission on February 27,
                  1998.
EX-99.A2          Registrant's Amendment to the Agreement and Declaration of
                  Trust dated December 2, 1996, is incorporated herein by
                  reference to exhibit (1)(a) of Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File
                  No. 33-42484), filed with the Securities and Exchange
                  Commission on December 13, 1996.
EX-99.A3          Registrant's Amendment to the Agreement and Declaration of
                  Trust dated February 18, 1997, is incorporated herein by
                  reference to exhibit (1)(b) of Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File
                  No. 33-42484), filed with the Securities and Exchange
                  Commission on February 27, 1997.
EX-99.B1          Registrant's By-Laws are incorporated herein by reference to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on August 29, 1991.
EX-99.B2          Registrant's Amended and Restated By-Laws are incorporated herein by reference to Exhibit (b)(2) of Registrant's
                  Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 22, 2001.
EX-99.C           Not Applicable.
EX-99.D1          Investment Advisory Agreement between Registrant and HGK Asset
                  Management, Inc. with respect to HGK Fixed Income Fund dated
                  August 15, 1994 as originally filed with Post-Effective
                  Amendment No. 15 to Registrant's Registration Statement on
                  Form N-1A (File No. 33-42484), filed with the Securities and
                  Exchange Commission on June 15, 1994 is incorporated herein by reference to exhibit (5)(e) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A (File
                  No. 33-42484), filed on February 28, 1996.
EX-99.D2          Investment Advisory Agreement between Registrant and AIG
                  Capital Management Corp. with respect to AIG Money Market Fund originally filed with Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on September 19, 1994 is incorporated herein by reference to exhibit (5)(f) of Post-Effective Amendment No. 28 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed February 27, 1997.
EX-99.D3          Investment Advisory Agreement between Registrant and First
                  Manhattan Co. with respect to FMC Select Fund dated May 3,
                  1995 as originally filed with Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A (File No.
                  33-42484) filed with the Securities and Exchange Commission on February 1, 1995 is incorporated herein by reference to exhibit (5)(g) of Post-Effective Amendment No. 24 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484) filed on February 28, 1996.

EX-99.D4 Investment Advisory Agreement between Registrant and CRA Real Estate Securities L.P. dated December 31, 1996 with respect to the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit (5)(h) of Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on May 22, 1997.

EX-99.D5          Investment Advisory Agreement between Registrant and MDL
                  Capital Management, Inc. with respect to the MDL Broad Market
                  Fixed Income Portfolio and the MDL Large Cap Growth Equity
                  Portfolio is incorporated herein by reference to exhibit
                  (5)(e) of Post-Effective Amendment No. 32 to the Registrant's
                  Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27,
                  1998.
EX-99.D6          Investment Advisory Agreement between Registrant and SAGE
                  Global Funds, LLC with respect to the SAGE Corporate Bond Fund is incorporated herein by reference to exhibit (5)(f) of
                  Post-Effective Amendment No. 32 to the Registrant's
                  Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27,
                  1998.
EX-99.D7          Investment Sub-Advisory Agreement between SAGE Global Funds,
                  LLC and Standard Asset Group, Inc. with respect to the SAGE
                  Corporate Bond Fund is incorporated herein by reference to exhibit (5)(i) of Post-Effective Amendment No. 32 to the
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
EX-99.D8          Investment Advisory Agreement between Registrant and LSV Asset
                  Management Company is incorporated herein by reference to
                  exhibit (d)(8) of Post-Effective Amendment No. 46 to the
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on June 22, 2001.
EX-99.D9          Amended and Restated Schedule to the Investment Advisory
                  Agreement dated May 3, 1995 between Registrant and First
                  Manhattan Company with respect to the FMC Select and FMC
                  Strategic Value Funds is incorporated herein by reference to exhibit (d)(9) of Post-Effective Amendment No. 34 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on December 29, 1998.
EX-99.D10         Investment Advisory Agreement between Registrant and Sterling
                  Partners Capital Management is incorporated herein by
                  reference to exhibit (d)(10) of Post-Effective Amendment No.
                  45 to Registrant's Registration Statement on Form N-1A (File
                  No. 33-42484), filed with the Securities and Exchange
                  Commission on April 12, 2001.
EX-99.D11         Investment Advisory Agreement between the Registrant and GLB
                  Fund Management, Inc. is incorporated herein by reference to exhibit (d)(11) of Post-Effective Amendment No. 41 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on December 13, 2000.

EX-99.D12         Investment Advisory Agreement between Registrant and Toews
                  Corporation with respect to the Toews S&P 500 Hedged Index
                  Fund and Toews Nasdaq-100 Hedged Index Fund is incorporated herein by reference to exhibit (d)(12) of Post-Effective
                  Amendment No. 46 to Registrant's Registration Statement on
                  Form N-1A (File No. 33-42484), filed with the Securities and
                  Exchange Commission on June 22, 2001.
EX-99.D13         Investment Advisory Agreement between Registrant and Prospect
                  Asset Management with respect to The Japan Smaller Companies
                  Fund is incorporated herein by reference to exhibit (d)(13) of
                  Post-Effective Amendment No. 46 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-42484), filed with the
                  Securities and Exchange Commission on June 22, 2001.
EX-99.D14         Investment Advisory Agreement dated August 13, 2001 between
                  Registrant and Synovus Funds Investment Advisors is
                  incorporated herein by reference to exhibit (d)(14) of
                  Post-Effective Amendment No. 48 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-42484), filed with the
                  Securities and Exchange Commission on November 5, 2001.
EX-99.D15         Investment Sub-Advisory Agreement dated August 13, 2001
                  between Registrant, Synovus Funds Investment Advisors and
                  Steinberg Priest Capital Management, Co., Inc. is incorporated herein by reference to exhibit (d)(14) of Post-Effective
                  Amendment No. 48 to Registrant's Registration Statement on
                  Form N-1A (File No. 33-42484), filed with the Securities and
                  Exchange Commission on November 5, 2001.
EX-99.D16         Investment Advisory Agreement between Registrant and Cooke &
                  Bieler, Inc. is incorporated herein by reference to exhibit
                  (d)(16) of Post-Effective Amendment No. 47 to the Registrant's
                  Registration Statement on Form N-1A (File No. 33-4284), filed with the Securities and Exchange Commission on August 16,
                  2001.
EX-99.D17         Investment Advisory Agreement between Registrant and Acadian
                  Asset Management, Inc. is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 55 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on August 30, 2002.
EX-99.D18         Investment Advisory Agreement between Registrant and Analytic
                  Investors, Inc. is incorporated herein by reference to exhibit
                  (d)(18) of Post-Effective Amendment No. 55 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30,
                  2002.
EX-99.D19         Investment Advisory Agreement between Registrant and Cambiar
                  Investors LLC is incorporated herein by reference to exhibit
                  (d)(19) of Post-Effective Amendment No. 55 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30,
                  2002.
EX-99.D20         Investment Advisory Agreement between Registrant and Chicago
                  Asset Management Company is incorporated herein by reference to exhibit (d)(20) of Post-Effective Amendment No. 55 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on August 30, 2002.

EX-99.D21         Investment Advisory Agreement between Registrant and Fiduciary
                  Management Associates, Inc. is incorporated herein by
                  reference to exhibit (d)(21) of Post-Effective Amendment No.
                  55 to Registrant's Registration Statement on Form N-1A (File
                  No. 33-42484), filed with the Securities and Exchange
                  Commission on August 30, 2002.
EX-99.D22         Investment Advisory Agreement between Registrant and
                  Independence Investment, LLC is incorporated herein by
                  reference to exhibit (d)(22) of Post-Effective Amendment No.
                  55 to Registrant's Registration Statement on Form N-1A (File
                  No. 33-42484), filed with the Securities and Exchange
                  Commission on August 30, 2002.
EX-99.D23         Investment Advisory Agreement between Registrant and
                  Investment Counselors of Maryland, LLC is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment
                  No. 55 to Registrant's Registration Statement on Form N-1A
                  (File No. 33-42484), filed with the Securities and Exchange
                  Commission on August 30, 2002.
EX-99.D24         Investment Advisory Agreement between Registrant and C.S.
                  McKee, LLP is incorporated herein by reference to exhibit
                  (d)(24) of Post-Effective Amendment No. 55 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on August 30,
                  2002.
EX-99.D25         Investment Advisory Agreement between Registrant and Rice,
                  Hall, James & Associates is incorporated herein by reference to exhibit (d)(25) of Post-Effective Amendment No. 55 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on August 30, 2002.
EX-99.D26         Investment Advisory Agreement between Registrant and Sirach
                  Capital Management, Inc. is incorporated herein by reference to exhibit (d)(26) of Post-Effective Amendment No. 55 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on August 30, 2002.
EX-99.D27         Investment Advisory Agreement between Registrant and Thompson,
                  Siegel & Walmsley, Inc. is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 55 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on August 30, 2002.
EX-99.D28         Investment Advisory Agreement between Registrant and Commerce
                  Capital Markets, Inc. is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 59 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on December 9, 2002.
EX-99.D29         Investment Advisory Agreement between Registrant and McKinley
                  Capital Management, Inc. is incorporated herein by reference to exhibit (d)(29) of Post-Effective Amendment No. 59 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on December 9, 2002.

EX-99.D30         Investment Advisory Agreement between Registrant and Chartwell
                  Investment Partners is incorporated herein by reference to exhibit (d)(28) of Post-Effective Amendment No. 59 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on December 9, 2002.

EX-99.D31         Investment Advisory between Registrant and National City
                  Investment Management Co. is incorporated herein by reference to exhibit (d)(31) of Post-Effective Amendment No. 66 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securites and Exchange Commission on
                  April 30, 2003.
EX-99.D32         Investment Advisory Agreement between Registrant and CB
                  Investment Managers, LLC is filed herewith.

EX-99.E1          Amended and Restated Distribution Agreement between Registrant and SEI Financial Services Company dated August 8, 1994 as originally filed with Post-Effective Amendment No. 17 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484) filed with the Securities and Exchange Commission on
                  September 19, 1994 is incorporated herein by reference to
                  exhibit (6) of Post-Effective Amendment No. 24 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-42484) filed on February 28, 1996.
EX-99.E2          Distribution Agreement between Registrant and CCM Securities,
                  Inc. dated February 28, 1997 is incorporated herein by
                  reference to exhibit (6)(b) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on June 30, 1997.
EX-99.E3          Amended and Restated Sub-Distribution and Servicing Agreement
                  between SEI Investments Company and AIG Equity Sales
                  Corporation is incorporated herein by reference to exhibit
                  (6)(c) to Post-Effective Amendment No. 32 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27,
                  1998.
EX-99.E4          Amended and Restated Distribution Agreement between Registrant and SEI Investments Distribution Co. dated November 12, 2002 is incorporated herein by reference to exhibit (e)(4) of
                  Post-Effective Amendment No. 62 filed on February 28, 2003..
EX-99.F           Not Applicable.
EX-99.G1          Custodian Agreement between Registrant and CoreStates Bank
                  N.A. originally filed Pre-Effective Amendment No. 1 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on October 28, 1991 is incorporated herein by reference to exhibit (8) of Post-Effective Amendment No. 28 filed on
                  February 27, 1997.
EX-99.G2          Amended Custodian Agreement dated between Registrant and
                  CoreStates Bank, N.A. is incorporated herein by reference to exhibit (g)(2) of Post-Effective Amendment No.39 filed on February 25, 2000.

EX-99.G3 Custodian Agreement between the Registrant and Union Bank of California is incorporated herein by reference to exhibit
                  (g)(3) of Post-Effective Amendment No.51 filed on June 14,
                  2002.
EX-99.G4 Amendment dated May 21, 2001 to the Custody Agreement dated August 12, 1991 between the Registrant and First Union National Bank is incorporated herein by reference to exhibit
                  (g)(4) of Post-Effective Amendment No.51 filed on June 14,
                  2002.

EX-99.G5 Custodian Agreement between Registrant and National City Bank is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment No. 66 filed on April 30, 2003.

EX-99.H1 Amended and Restated Administration Agreement between Registrant and SEI Financial Management Corporation, including schedules relating to Clover Capital Equity Value Fund, Clover Capital Fixed Income Fund, White Oak Growth Stock Fund, Pin Oak Aggressive Stock Fund, Roulston Midwest Growth Fund, Roulston Growth and Income Fund, Roulston Government Securities Fund, A+P Large-Cap Fund, Turner Fixed Income Fund, Turner Small Cap Fund, Turner Growth Equity Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Municipal Bond Fund and HGK Fixed Income Fund dated May 17, 1994 as originally filed with Post-Effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 15, 1994 is incorporated herein by reference to exhibit (9) of Post-Effective Amendment No. 24 filed on February 28, 1996.
EX-99.H2 Schedule dated November 11, 1996 to Administration Agreement dated November 14, 1991 as Amended and Restated May 17, 1994 adding the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit (9)(a) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on May 22, 1997.
EX-99.H3 Shareholder Service Plan and Agreement for the Class A Shares of the CRA Realty Shares Portfolio is incorporated herein by reference to exhibit (9)(b) of Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on June 30, 1997.
EX-99.H4 Schedule to Amended and Restated Administration Agreement dated May 8, 1995 to the Administration Agreement dated November 14, 1991 as Amended and Restated May 17, 1994 with respect to the FMC Select Fund is incorporated herein by reference to exhibit (9)(d) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.
EX-99.H5 Consent to Assignment and Assumption of Administration Agreement dated June 1, 1996 is incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27, 1997.

EX-99.H6          Schedule to the Amended and Restated Administration Agreement
                  adding the MDL Broad Market Fixed Income Fund and the MDL
                  Large Cap Growth Equity Fund incorporated herein by reference to exhibit (9)(f) of Post-Effective Amendment No.32 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
EX-99.H7          Schedule to the Amended and Restated Administration Agreement
                  adding the SAGE Corporate Fixed Bond Fund is incorporated
                  herein by reference to exhibit (9)(g) of Post-Effective
                  Amendment No. 32 to Registrant's Registration Statement on
                  Form N-1A (File No. 33-42484), filed with the Securities and
                  Exchange Commission on February 27, 1998.
EX-99.H8          Schedule dated May 19, 1997 to Administration Agreement dated
                  November 14, 1991 between the Advisors' Inner Circle Fund and
                  SEI Financial Management Corporation adding the AIG Money
                  Market Fund is incorporated herein by reference to exhibit
                  (9)(h) of Post-Effective Amendment No. 32 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 27,
                  1998.
EX-99.H9          Schedule to Administration Agreement relating to the CRA
                  Realty Portfolio is incorporated herein by reference to
                  exhibit (9)(i) of Post-Effective Amendment No. 32 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on February 27, 1998.
EX-99.H10         Shareholder Servicing Agreement for AIG Money Market Fund is
                  incorporated herein by reference to Post-Effective Amendment
                  No. 32 to Registrant's Registration Statement on Form N-1A
                  (File No. 33-42484), filed with the Securities and Exchange
                  Commission on February 27, 1998.
EX-99.H11         Transfer Agency Agreement dated November 30, 1994 is
                  incorporated herein by reference to exhibit (9)(k) of
                  Post-Effective Amendment No. 32 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-42484), filed with the
                  Securities and Exchange Commission on February 27, 1998.
EX-99.H12         Amendment dated August 17, 1998 to the Schedule dated May 8,
                  1995 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between Registrant and
                  SEI Financial Management Corporation is incorporated herein by reference to exhibit (h)(12) of Post-Effective Amendment No.
                  34 to Registrant's Registration Statement on Form N-1A (File
                  No. 33-42484), filed with the Securities and Exchange
                  Commission on December 29, 1998.
EX-99.H13         Assignment and Assumption Agreement dated February 27, 1998 between Registrant and Oak Associates Funds is incorporated herein by reference to exhibit (h)(13) of Post-Effective
                  Amendment No. 34 to Registrant's Registration Statement on
                  Form N-1A (File No. 33-42484), filed with the Securities and
                  Exchange Commission on December 29, 1998.
EX-99.H14         Amended Schedule dated March 15, 1999 to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994, relating to LSV Value Equity Fund, between
                  Registrant and SEI Fund Resources is incorporated by reference to exhibit (h)(14) of Post-Effective Amendment No. 39 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on February 25, 2000.

EX-99.H15         Amended Schedule dated August 15, 1999 to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994, relating to HGK Fixed Income Fund, HGK Equity Value
                  Fund and HGK Mid Cap Value Fund, between Registrant and SEI
                  Investments Mutual Funds Services is incorporated by reference to exhibit (h)(15) of Post-Effective Amendment No. 39 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on February 25, 2000.
EX-99.H16         Administration Agreement dated August 20, 1999 between
                  Registrant, LSV Asset Management and Fidelity Brokerage
                  Services, Inc. and National Financial Services Corporation is
                  incorporated by reference to exhibit (h)(16) of Post-Effective
                  Amendment No.39 to Registrant's Registration Statement on Form
                  N-1A (File No. 33-42484), filed with the Securities and
                  Exchange Commission on February 25, 2000.
EX-99.H17         Amended Schedule dated December 1, 1999 to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994, relating CRA Realty Shares Portfolio, between
                  Registrant and SEI Fund Resources is incorporated by reference to exhibit (h)(17) of Post-Effective Amendment No. 39 to
                  Registrant's Registration Statement on Form N-1A (File No.
                  33-42484), filed with the Securities and Exchange Commission on February 25, 2000.
EX-99.H18         Amendment dated August 18, 1999 to the Operating Agreement dated January 5, 1996, relating to LSV Value Equity Fund,
                  between the Registrant, LSV Asset Management and Charles
                  Schwab & Co, Inc. is incorporated by reference to exhibit
                  (h)(18) of Post-Effective Amendment No. 39 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-42484), filed with the Securities and Exchange Commission on February 25,
                  2000.
EX-99.H19         Schedule dated May 19, 2000 to the Administration Agreement dated November 14, 1991 between the Registrant and SEI
                  Investments Mutual Funds Services relating to the AIG Money
                  Market Fund is incorporated herein by reference to exhibit
                  (h)(19) of the Registrant's Post-Effective Amendment No. 40 on
                  Form N-1A (File No. 33-42484) filed with the Securities and
                  Exchange Commission on July 17, 2000.
EX-99.H20         Schedule dated May 22, 2000 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Investments Mutual Funds
                  Services relating to the FMC Select and Strategic Value Funds is incorporated herein by reference to exhibit (h)(20) of the
                  Registrant's Post-Effective Amendment No. 40 on Form N-1A
                  (File No.33-42484) filed with the Securities and Exchange
                  Commission on July 17, 2000.
EX-99.H21         Transfer Agency and Services Agreement dated October 1, 2000, between the Registrant and Forum Shareholder Services, LLC, is
                  incorporated herein by reference to exhibit (h)(21) of the
                  Registrant's Post-Effective Amendment No. 41 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on December 13, 2000.
EX-99.H22         Schedule to the Administration Agreement between Registrant and SEI Investments Mutual Funds Services relating to the GLB
                  Aggressive Growth Fund is incorporated herein by reference to exhibit (h)(22) of the Registrant's Post-Effective Amendment
                  No. 41 on Form N-1A (File No. 33-42484) filed with the
                  Securities and Exchange Commission on December 13, 2000.

EX-99.H23         Schedule to the Administration Agreement between Registrant and SEI Investments Mutual Funds Services relating to the
                  Sterling Partners' Balanced Portfolio and Sterling Partners'
                  Small Cap Value Portfolio is incorporated herein by reference to exhibit (h)(23) of the Registrant's Post-Effective
                  Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.
EX-99.H24         Schedule to the Administration Agreement between Registrant and SEI Investments Mutual Funds Services relating to the
                  Toews S&P 500 Hedged Index Portfolio and Toews NASDAQ 100
                  Hedged Index Portfolio is incorporated herein by reference to exhibit (h)(24) of the Registrant's Post-Effective Amendment
                  No. 42 on Form N-1A (File No. 33-42484) filed with the
                  Securities and Exchange Commission on February 26, 2001.
EX-99.H25         LSV Asset Management Contractual Fee Waiver Agreement is
                  incorporated herein by reference to exhibit (h)(25) of the
                  Registrant's Post-Effective Amendment No. 49 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on February 28, 2002.
EX-99.H26         HGK Asset Management Contractual Fee Waiver Agreement is
                  incorporated herein by reference to exhibit (h)(26) of the
                  Registrant's Post-Effective Amendment No. 49 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on February 28, 2002.
EX-99.H27         Schedule dated May 21, 2001 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Fund Resources is incorporated herein by reference to exhibit (h)(27) of the Registrant's
                  Post-Effective Amendment No. 46 on Form N-1A (File No.
                  33-42484) filed with the Securities and Exchange Commission on
                  June 22, 2001.
EX-99.H28         Toews Corporation Contractual Fee Waiver Agreement is
                  incorporated herein by reference to exhibit (h)(28) of the
                  Registrant's Post-Effective Amendment No. 49 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on February 28, 2002.
EX-99.H29         Cooke & Bieler, L.P. Contractual Fee Waiver Agreement is
                  incorporated herein by reference to exhibit (h)(29) of the
                  Registrant's Post-Effective Amendment No. 49 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on February 28, 2002.
EX-99.H30         Prospect Asset Management Contractual Fee Waiver Agreement is
                  incorporated herein by reference to exhibit (h)(30) of the
                  Registrant's Post-Effective Amendment No. 49 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on February 28, 2002.
EX-99.H31         Schedule, dated February 20, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the Sirach Portfolios is
                  incorporated herein by reference to exhibit (h)(31) of
                  Post-Effective Amendment No.51 filed on June 14, 2002.
EX-99.H32         Schedule, dated February 20, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the TS&W Portfolios is incorporated herein by reference to exhibit (h)(32) of Post-Effective Amendment No.55 filed on August 30, 2002.

EX-99.H33         Schedule, dated February 20, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the ICM Small Company Portfolio is incorporated herein by reference to exhibit (h)(33) of
                  Post-Effective Amendment No.51 filed on June 14, 2002.
EX-99.H34         Schedule to the Administration Agreement dated November 14,
                  1991 as amended and restated May 17, 1994 between the
                  Registrant and SEI Investments Mutual Funds Services
                  pertaining to the Analytic Portfolios is incorporated herein by reference to exhibit (h)(34) of Post-Effective Amendment
                  No.55 filed on August 30, 2002.
EX-99.H35         Schedule, dated February 20, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the Cambiar Opportunity Portfolio is incorporated herein by reference to exhibit (h)(35) of
                  Post-Effective Amendment No.51 filed on June 14, 2002.
EX-99.H36         Schedule to the Administration Agreement dated November 14,
                  1991 as amended and restated May 17, 1994 between the
                  Registrant and SEI Investments Mutual Funds Services
                  pertaining to the Chicago Asset Management Value Portfolio is
                  incorporated herein by reference to exhibit (h)(36) of
                  Post-Effective Amendment No.55 filed on August 30, 2002.
 EX-99.H37        Schedule, dated February 20, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the FMA Small Company Portfolio is incorporated herein by reference to exhibit (h)(37) of
                  Post-Effective Amendment No.51 filed on June 14, 2002.
EX-99.H38         Schedule, dated February 20, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the Rice, Hall, James Portfolios is incorporated herein by reference to exhibit (h)(38) of
                  Post-Effective Amendment No.51 filed on June 14, 2002.
EX-99.H39         Schedule to the Administration Agreement dated November 14,
                  1991 as amended and restated May 17, 1994 between the
                  Registrant and SEI Investments Mutual Funds Services
                  pertaining to the Independence Small Cap Portfolio is
                  incorporated herein by reference to exhibit (h)(39) of
                  Post-Effective Amendment No.55 filed on August 30, 2002.
EX-99.H40         Schedule, dated February 20, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the Acadian Emerging Markets
                  Portfolio is incorporated herein by reference to exhibit
                  (h)(40) of Post-Effective Amendment No.51 filed on June 14,
                  2002.
EX-99.H41         Schedule, dated February 20, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the McKee International Equity
                  Portfolio is incorporated herein by reference to exhibit
                  (h)(41) of Post-Effective Amendment No.51 filed on June 14,
                  2002.

EX-99.H42         Schedule to the Transfer Agency Agreement between the
                  Registrant and DST Systems, Inc. pertaining to the Sirach
                  Growth, Sirach Equity, Sirach Special Equity, Sirach Bond,
                  Sirach Strategic Balanced, Rice, Hall James Micro Cap, Rice,
                  Hall James Small/Mid Cap, McKee International Equity, TS&W
                  Equity, TS&W Fixed Income, TS&W International Equity, Analytic
                  Defensive Equity, Analytic International, Analytic Short-Term
                  Income, FMA Small Company, ICM Small Company, Cambiar
                  Opportunity, Independence Small Cap, Acadian Emerging Markets
                  and Chicago Asset Management Value Portfolios is incorporated herein by reference to exhibit (h)(42) of Post-Effective
                  Amendment No.51 filed on June 14, 2002.
EX-99.H43         Schedule, dated August 12, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the Commerce Capital Government
                  Money Market Fund is incorporated herein by reference to
                  exhibit (h)(43) of Post-Effective Amendment No.59 filed on
                  December 9, 2002.
EX-99.H44         Schedule, dated August 12, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the McKinley Large Cap Growth
                  Fund is incorporated herein by reference to exhibit (h)(44) of
                  Post-Effective Amendment No.59 filed on December 9, 2002.
EX-99.H45         Schedule, dated September 17, 2002, to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Investments Mutual
                  Funds Services pertaining to the Chartwell Large Cap Value
                  Fund and Chartwell Small Cap Value Fund is incorporated herein by reference to exhibit (h)(45) of Post-Effective Amendment
                  No.59 filed on December 9, 2002.
EX-99.H46         Schedule to the Transfer Agency Agreement between the
                  Registrant and Forum Shareholder Services pertaining to
                  Commerce Bank is incorporated herein by reference to exhibit
                  (h)(46) of Post-Effective Amendment No.59 filed on December 9,
                  2002.
EX-99.H47         Schedule to the Transfer Agency Agreement between the
                  Registrant and Forum Shareholder Services pertaining to the
                  McKinley Funds is incorporated herein by reference to exhibit
                  (h)(47) of Post-Effective Amendment No.59 filed on December 9,
                  2002.
EX-99.H48         Schedule to the Transfer Agency Agreement between the
                  Registrant and Forum Shareholder Services pertaining to the
                  Chartwell Funds is incorporated herein by reference to exhibit
                  (h)(48) of Post-Effective Amendment No.60 filed on December
                  20, 2002.
EX-99.H49         Commerce Capital Markets, Inc. Contractual Fee Waiver
                  Agreement is incorporated herein by reference to exhibit
                  (h)(49) of Post-Effective Amendment No.61 filed on January 17,
                  2003.
EX-99.H50         Amended and Restated Administration Agreement between the
                  Registrant and SEI Investments Global Funds Services, dated
                  November 12, 2002, is incorporated herein by reference to exhibit (h)(50) of Post-Effective Amendment No. 62 filed on
                  February 28, 2003..

EX-99.H51         Licensing Agreement between the Registrant and Standard &
                  Poor's pertaining to the Toews Funds is incorporated herein by reference to exhibit (h)(51) of Post-Effective Amendment No.
                  62 filed on February 28, 2003.
EX-99.H52         Licensing Agreement between the Registrant and the Nasdaq
                  Stock Market, Inc. pertaining to the Toews Funds is
                  incorporated herein by reference to exhibit (h)(52) of
                  Post-Effective Amendment No. 62 filed on February 28, 2003.
EX-99.H53         Toews Corporation Contractual Fee Waiver Agreement is
                  incorporated herein by reference to exhibit (h)(53) of
                  Post-Effective Amendment No. 62 filed on February 28, 2003.
EX-99.H54         Cooke & Bieler L.P. Contractual Fee Waiver Agreement is
                  incorporated herein by reference to exhibit (h)(54) of
                  Post-Effective Amendment No. 62 filed on February 28, 2003.
EX-99.H55         LSV Asset Management Company Contractual Fee Waiver Agreement
                  is incorporated herein by reference to exhibit (h)(55) of
                  Post-Effective Amendment No. 62 filed on February 28, 2003.
EX-99.H56         HGK Asset Management, Inc. Contractual Fee Waiver Agreement is
                  incorporated herein by reference to exhibit (h)(56) of
                  Post-Effective Amendment No. 62 filed on February 28, 2003.
EX-99.H57         Independence Investments, LLC Contractual Fee Waiver Agreement
                  is incorporated herein by reference to exhibit (h)(57) of
                  Post-Effective Amendment No. 62 filed on February 28, 2003.
EX-99.H58         Prospect Asset Management Contractual Fee Waiver Agreement is
                  incorporated herein by reference to exhibit (h)(58) of Post-Effective Amendment No. 62 filed on February 28, 2003.

EX-99.H59         Amended Schedule dated May 20, 2002 to the Administration
                  Agreement dated November 14, 1991 as amended and restated May
                  17, 1994 between the Registrant and SEI Financial Management
                  Corporation is filed herewith.
EX-99.H60         Schedule dated March 31, 2001 to the Administration Agreement dated November 14, 1991 as amended and restated May 17, 1994 between the Registrant and SEI Fund Resources is filed
                  herewith.
EX-99.H61         Schedule dated February 19, 2003 to the Administration
                  Agreement dated November 14, 1991 as amended and restated
                  November 12, 2002 between the Registrant and SEI Investments
                  Global Funds Service is filed herewith.
EX-99.H62         Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is filed herewith.
EX-99.I           Opinion and Consent of Counsel is Filed herewith.
                  Amendment No. 66 filed on April 30, 2003.
EX-99.J1          Consent of Independent Public Accountants
                  (PricewaterhouseCoopers LLP) is filed herewith
EX-99.J2          Consent of Independent Public Accountants (KPMG LLP) is filed herewith

EX-99.K           Not Applicable.
EX-99.L           Not Applicable.
EX-99.M1          Distribution Plan for The Advisors' Inner Circle Fund is
                  incorporated herein by reference to exhibit (m) of the Registrant's Post-Effective Amendment No. 41 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on December 13, 2000.

EX-99.M2 Distribution and Shareholder Servicing Plan for the Toews Funds is incorporated herein by reference to exhibit (m)(2) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 26, 2001.
EX-99.M3 Form of Distribution Plan for the Chartwell Large Cap Value Fund and the Chartwell Small Cap Value Fund is incorporated herein by reference to exhibit (m)(3) of Post-Effective Amendment No.56 filed on September 13, 2002.

EX-99.M4 Shareholder Servicing Plan for the McKinley Capital Large Cap Growth Fund is filed herewith.

EX-99.N           Not Applicable.
EX-99.O1          Rule 18f-3 Plan for The Advisors' Inner Circle Fund is
                  incorporated herein by reference to exhibit (o)(1) of the Registrant's Post-Effective Amendment No. 42 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on February 26, 2001.
 EX-99.O2         Amended and restated Rule 18f-3 Plan for The Advisors' Inner
                  Circle Fund is incorporated herein by reference to exhibit
                  (o)(2) of Post-Effective Amendment No. 50 to Registrant's
                  Registration Statement on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on April 3, 2002.
EX-99.P1          Revised SEI Investments Company Code of Ethics and Insider
                  Trading Policy is filed incorporated herein by reference to exhibit (p)(1) of the Registrant's Post-Effective Amendment
                  No. 46 on Form N-1A (File No. 33-42484) filed with the
                  Securities and Exchange Commission on June 22, 2001.
EX-99.P2          The Advisors' Inner Circle Fund Code of Ethics is incorporated herein by reference to exhibit (p)(10) of The Arbor Fund's
                  Post-Effective Amendment No. 28 on Form N-1A (File
                  No.33-50718) filed with the Securities and Exchange Commission on May 30, 2000.
EX-99.P3          AIG Capital Management Corp. Code of Ethics is incorporated herein by reference to exhibit (p)(3) of the Registrant's
                  Post-Effective Amendment No. 40 on Form N-1A (File No.
                  33-42484) filed with the Securities and Exchange Commission on July 17, 2000.
EX-99.P4          Clarion CRA Securities, LP, Code of Ethics is incorporated herein by reference to exhibit (p)(4) of the Registrant's
                  Post-Effective Amendment No. 40 on Form N-1A (File
                  No.33-42484) filed with the Securities and Exchange Commission on July 17, 2000.
EX-99.P5          First Manhattan Co. Code of Ethics is incorporated herein by reference to exhibit (p)(5) of the Registrant's Post-Effective
                  Amendment No. 40 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on July 17, 2000.
EX-99.P6          HGK Asset Management, Inc., Code of Ethics is incorporated herein by reference to exhibit (p)(6) of the Registrant's
                  Post-Effective Amendment No. 40 on Form N-1A (File No.
                  33-42484) filed with the Securities and Exchange Commission on July 17, 2000.
EX-99.P7          LSV Asset Management, L.P., Code of Ethics is incorporated herein by reference to exhibit (p)(9) of SEI Institutional
                  Managed Trust's Post-Effective Amendment No. 33 on Form N-1A
                  (File No. 33-9504) filed with the Securities and Exchange
                  Commission on July 3, 2000.

EX-99.P8          MDL Capital Management, Inc., Code of Ethics is incorporated herein by reference to exhibit (p)(8) of the Registrant's
                  Post-Effective Amendment No. 40 on Form N-1A (File No.
                  33-42484) filed with the Securities and Exchange Commission on
                  July 17, 2000.
EX-99.P9          Sterling Capital Management Company Code of Ethics is
                  incorporated herein by reference to exhibit (p)(9) of the
                  Registrant's Post-Effective Amendment No. 41 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on December 13, 2000.
EX-99.P10         Toews Corporation Code of Ethics is incorporated herein by reference to exhibit (p)(10) of the Registrant's
                  Post-Effective Amendment No. 42 on Form N-1A (File No.
                  33-42484) filed with the Securities and Exchange Commission on
                  February 26, 2001.
EX-99.P11         Prospect Asset Management Code of Ethics is filed incorporated herein by reference to exhibit (p)(11) of the Registrant's
                  Post-Effective Amendment No. 46 on Form N-1A (File No.
                  33-42484) filed with the Securities and Exchange Commission on
                  June 22, 2001.
EX-99.P12         Synovus Funds Investment Advisors Code of Ethics is
                  incorporated herein by reference to exhibit (p)(12) of the
                  Registrant's Post-Effective Amendment No. 49 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on February 28, 2002.
EX-99.P13         Steinberg Priest Capital Management Co., Inc. Code of Ethics
                  is incorporated herein by reference to exhibit (p)(13) of the
                  Registrant's Post-Effective Amendment No. 49 on Form N-1A
                  (File No. 33-42484) filed with the Securities and Exchange
                  Commission on February 28, 2002.
EX-99.P14         Cooke & Bieler, L.P. Code of Ethics is incorporated herein by reference to exhibit (p)(14) of the Registrant's
                  Post-Effective Amendment No. 49 on Form N-1A (File No.
                  33-42484) filed with the Securities and Exchange Commission on
                  February 28, 2002.
EX-99.P15         Acadian Asset Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(15) of Post-Effective
                  Amendment No. 50 to the Registrant's Registration Statement on
                  Form N-1A (File No. 33-4284), filed with the Securities and
                  Exchange Commission on April 3, 2002.
EX-99.P16         Analytic Investors, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(16) of Post-Effective Amendment
                  No. 50 to the Registrant's Registration Statement on Form N-1A
                  (File No. 33-4284), filed with the Securities and Exchange
                  Commission on April 3, 2002.
EX-99.P17         Cambiar Investors LLC Code of Ethics is incorporated herein by reference to exhibit (p)(17) of Post-Effective Amendment No.
                  50 to the Registrant's Registration Statement on Form N-1A
                  (File No. 33-4284), filed with the Securities and Exchange
                  Commission on April 3, 2002.
EX-99.P18         Chicago Asset Management Company Code of Ethics is
                  incorporated herein by reference to exhibit (p)(18) of Post-Effective Amendment No. 50 to the Registrant's
                  Registration Statement on Form N-1A (File No. 33-4284), filed with the Securities and Exchange Commission on April 3, 2002.

EX-99.P19         Fiduciary Management Associates Code of Ethics is incorporated herein by reference to exhibit (p)(19) of Post-Effective
                  Amendment No. 50 to the Registrant's Registration Statement on
                  Form N-1A (File No. 33-4284), filed with the Securities and
                  Exchange Commission on April 3, 2002.
EX-99.P20         Independence Investment, LLC Code of Ethics is incorporated herein by reference to exhibit (p)(20) of Post-Effective
                  Amendment No. 50 to the Registrant's Registration Statement on
                  Form N-1A (File No. 33-4284), filed with the Securities and
                  Exchange Commission on April 3, 2002.
EX-99.P21         Investment Counselors of Maryland, LLC Code of Ethics is
                  incorporated herein by reference to exhibit (p)(21) of
                  Post-Effective Amendment No. 50 to the Registrant's
                  Registration Statement on Form N-1A (File No. 33-4284), filed with the Securities and Exchange Commission on April 3, 2002.
EX-99.P22         C.S. McKee, LLP Code of Ethics is incorporated herein by
                  reference to exhibit (p)(22) of Post-Effective Amendment No.
                  50 to the Registrant's Registration Statement on Form N-1A
                  (File No. 33-4284), filed with the Securities and Exchange
                  Commission on April 3, 2002.
EX-99.P23         Rice, Hall, James & Associates Code of Ethics is incorporated herein by reference to exhibit (p)(23) of Post-Effective
                  Amendment No. 50 to the Registrant's Registration Statement on
                  Form N-1A (File No. 33-4284), filed with the Securities and
                  Exchange Commission on April 3, 2002.
EX-99.P24         Sirach Capital Management, Inc. Code of Ethics is incorporated herein by reference to exhibit (p)(24) of Post-Effective
                  Amendment No. 50 to the Registrant's Registration Statement on
                  Form N-1A (File No. 33-4284), filed with the Securities and
                  Exchange Commission on April 3, 2002.
EX-99.P25         Thompson, Siegel & Walmsley, Inc. Code of Ethics is
                  incorporated herein by reference to exhibit (p)(25) of
                  Post-Effective Amendment No. 50 to the Registrant's
                  Registration Statement on Form N-1A (File No. 33-4284), filed with the Securities and Exchange Commission on April 3, 2002.
EX-99.P26         McKinley Capital Management, Inc. Code of Ethics is
                  incorporated herein by reference to exhibit (p)(26) of
                  Post-Effective Amendment No. 54 to Registrant's Registration
                  Statement on Form N-1A (File No. 33-42484), filed with the
                  Securities and Exchange Commission on August 16, 2002.
EX-99.P27         Chartwell Investment Partners Code of Ethics is filed herein by reference to exhibit (p)(27) of the Registrant's
                  Post-Effective Amendment No. 57 on Form N-1A (File No.
                  33-42484) filed with the Securities and Exchange Commission on September 27, 2002.

EX-99.P28         National City Investment Management Company Code of Ethics is
                  filed herewith.
EX-99.P29         Revised AIG Capital Management Corporation Code of Ethics is
                  filed herewith.